EXHIBIT 10.5

                Amended and Restated Loan and Security Agreement
                                    between
                             ACS Acquisition Corp.
                                      and
          Guaranty Business Credit Corporation d/b/a Fidelity Funding
                                 March 14, 2000

 1       Amended and Restated Loan and Security Agreement

 2       Financing Statements

 3 Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing

 4 Amended, Restated, and Consolidated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing

 5       Amended and Restated General Continuing of Aqua Care Systems, Inc.

 6       Amended and Restated Patent Collateral Assignment

 7       Amended and Restated Trademark Security Agreement

 8       Promissory Note

 9       Certificate of Corporate Resolution of ACS Acquisition Corp.

10       Certificate of Corporate Resolution of Aqua Care Systems, Inc.

11       Perfection Certificate of ACS Acquisition Corp.

12       Notice of Final Agreement

13       Certificate of Incorporation (DE, NY)

         (Intercreditor Agreement is located in Volume 3)

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                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

         This Amended and Restated Loan and Security Agreement (this "AGREEMENT"), dated as of March _____, 2000, is entered into by and between ACS Acquisition Corp., a New York corporation ("COMPANY") and Guaranty Business Credit Corporation d/b/a Fidelity Funding, a Delaware corporation ("GBCC"). In consideration of the mutual covenants and agreements contained herein, Company and GBCC hereby agree as follows:

                                   BACKGROUND

         A. Fidelity Funding of California, Inc. ("FFC") and Company entered into that certain Loan and Security Agreement (A/R Loan), dated as of June 4, 1997 (as amended by that certain First Amendment to Loan and Security Agreement (A/R Loan), dated as of January 1, 1999, the "A/R LOAN AGREEMENT").

         B. FFC and Company entered into that certain Loan and Security Agreement (Term Loan), dated as of June 4, 1997 (as amended by that certain First Amendment to Loan and Security Agreement (Term Loan), dated as of January 1, 1999, the "TERM LOAN AGREEMENT").

         C. Fidelity Funding, Inc. ("FFI") and Company entered into that certain Loan and Security Agreement (Inventory and Term Loans), dated as of June 4, 1997 (as amended by that certain First Amendment to Loan and Security Agreement (Inventory and Term Loans), dated as of January 1, 1999, the "INVENTORY LOAN Agreement"). The A/R Loan Agreement, the Term Loan Agreement, and the Inventory Loan Agreement are each a "PRIOR LOAN AGREEMENT" and, collectively, the "PRIOR LOAN AGREEMENTS."

         D. The Prior Loan Agreements and the documents, instruments, and certificates executed and/or delivered in connection with any of the Prior Loan Agreements (the "PRIOR TRANSACTION DOCUMENTS"), and the rights, titles, interests, and obligations of FFI and FFC were assigned by FFI and FFC, respectively, to GBCC. GBCC is the owner and holder of the Prior Loan Agreements and Prior Transaction Documents and the loans, liens, and guaranties evidenced thereby and granted therein.

         E. Company executed and delivered that certain Promissory Note, dated the date hereof, payable to the order of GBCC, in the original principal amount of $312,900.00 (the "GAP NOTE").

         F. GBCC and Company desire to amend and restate the Prior Loan Agreements and the Gap Note as herein set forth.

                                    AGREEMENT

         SECTION 1.        DEFINITIONS AND CONSTRUCTION.

         1.1 When used herein, the following terms shall have the following meanings:

         "ACCOUNT" means the right of Company to payment for goods sold or leased or for services rendered which is not evidenced by an instrument or chattel paper, whether or not earned by performance.

         "ACCOUNT DEBTOR" means the Person obligated to make payment on an Account.

         "ACS" means Aqua Care Systems, Inc., a Delaware corporation and the owner of all of the outstanding capital stock of Company.

         "ADVANCE" means a Revolving Advance or any Term Advance.

         "AFFILIATE" means, with respect to any Person, any other Person that directly or indirectly controls, or is controlled by or under common control with, such Person.

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         "ASSET PURCHASE AGREEMENT" means the Asset Purchase Agreement, dated
June 4, 1997, between Company and Durco.

         "ASSIGNED CONTRACT RIGHTS" means all of Company's right, title, and interest in and to (but not its obligations under) (a) the Asset Purchase Agreement and (b) all other agreements, contracts, and instruments executed and delivered by Durco for the benefit of Company in connection with the consummation of the transactions contemplated by the Asset Purchase Agreement.

         "AVAILABILITY" means the difference between (i) the lesser of the Borrowing Base and the Revolving Facility Limit and (ii) the outstanding principal balance of all Revolving Advances.

         "BORROWING BASE" means an amount equal to the sum, determined by GBCC from time to time, of (a) eighty percent (80%) of the face amount of Eligible Accounts of Company plus (b) the lesser of (i) forty percent (40%) of the value of Eligible Inventory, valued at the lower of cost or market and (ii) $1,200,000. GBCC may change the percentage of Eligible Accounts and Eligible Inventory constituting the Borrowing Base and may establish reserves from time to time based upon dilution and other factors deemed appropriate by GBCC.

         "BORROWING BASE CERTIFICATE" means a certificate in the form attached hereto as EXHIBIT A, duly executed by an authorized officer of Company.

         "CAPITAL EXPENDITURES" means, for any period, the aggregate expenditures by Company during such period that are classified as capital expenditures in accordance with GAAP.

         "CASH COLLATERAL" has the meaning given to it in SECTION 9.

         "COLLATERAL" means all Personal Property Collateral and all Real Property Collateral.

         "COLLATERAL ASSIGNMENT OF PATENTS" means the Amended and Restated Collateral Assignment of Patents dated as of the date hereof from Company to GBCC.

         "CONCENTRATION LIMIT" means, as of any date, an amount equal to 20% of the face amount of the sum of Eligible Accounts outstanding on such date.

         "CONTRACT RATE" means, unless GBCC has elected to charge the Default Rate after the occurrence and during the continuance of a Default or an Event of Default, a rate of interest equal to the lesser of (a) the Prime Rate in effect from time to time plus one and one-quarter percent (1.25%) PER ANNUM and (b) the maximum rate permitted by applicable law and, at the option of GBCC, after the occurrence and during the continuance of a Default or an Event of Default, the Default Rate or, subject to the limitations set forth in SECTION 2.18, a covenant noncompliance fee. The Contract Rate shall be automatically increased or decreased, as the case may be, without notice to Company from time to time as of the effective date of each change in the Prime Rate.

         "CURRENT ASSETS" means, as of any date, only those assets of Company that may, in the ordinary course of business, be converted into cash within a period of one year from such date, but excluding (a) amounts due from employees, officers, shareholders or directors of Company, (b) prepaid expenses for services or for supplies that are not purchased for resale, and (c) amounts due from Affiliates of Company.

         "CURRENT LIABILITIES" means, as of any date, the Advances outstanding on such date and all other liabilities of Company that would be classified as "current liabilities" in accordance with GAAP, other than any balloon principal payment on any Term Advance.

         "DEBT" means, with respect to any Person, all indebtedness, obligations and liabilities of such Person, including without limitation: (a) all liabilities which would be reflected on a balance sheet of such Person prepared in accordance with GAAP, (b) all obligations of such Person in respect of any guaranty of any Debt of another Person, or (c) all obligations, indebtedness and liabilities secured by any lien on or security interest in any property or assets of such Person.

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         "DEBT SERVICE COVERAGE RATIO" means, as of any date, the ratio of
EBITDA for the period from the first day of the calendar year in which such date occurs and ending on such date (annualized) the "MEASUREMENT PERIOD") to the sum of (a) the Interest Expense incurred by Company during the Measurement Period (annualized), (b) all scheduled principal payments on all Debt for money borrowed or assets financed under capitalized leases by Company (including the Obligations but excluding any balloon principal payment due on any Term Advance) for the twelve-month period beginning on such date (including all scheduled principal payments on Debt expected to be incurred during such period), and (c) the Capital Expenditures made by Company during the Measurement Period (annualized).

         "DEFAULT" means an event or circumstance that would, with the giving of notice, the passage of time, or both, constitute an Event of Default.

         "DEFAULT RATE" means a rate of interest equal to the lesser of (x) the Prime Rate in effect from time to time plus six and one-quarter percent (6.25%) PER ANNUM and (y) the maximum rate permitted by applicable law. The Default Rate shall be automatically increased or decreased, as the case may be, without notice to Company from time to time as of the effective date of each change in the Prime Rate

         "DURCO" means Durco International, Inc., a New York corporation.

         "EBITDA" means, for any period, the sum (determined without duplication on a consolidated basis and in accordance with GAAP) of (a) Company's net income (or net loss) (including gains and losses from the sales of assets in the ordinary course of business) for such period, (b) the provision for income taxes of Company for such period, (c) the Interest Expense of Company for such period, and (d) any depreciation or amortization expenses incurred by Company in determining its net income (or net loss) for such period.

         "ELIGIBLE ACCOUNTS" means, at the time of determination thereof, all Accounts arising out of the ordinary course of Company's business other than (i) any Account which is payable more than 30 days from invoice date, (ii) any Account which has been outstanding for more than 90 days from invoice date,
(iii) any Account as to which GBCC does not have a valid and perfected, first priority security interest, (iv) to the extent that the aggregate outstanding Accounts owed by any single Account Debtor exceeds the Concentration Limit, that portion of the Accounts owed by such Account Debtor in excess of the Concentration Limit, (v) any Account that is owed by an Account Debtor that is an Affiliate of Company or an officer or employee of Company, (vi) any Account that arises out of a sale made or services performed outside of the United States or that is owed by an Account Debtor located outside the United States,
(vii) any Account that is owed by a creditor or supplier of Company or with respect to which any defense, counterclaim or right of set off has been asserted, (viii) any Account owed by an Account Debtor if more than 25% (in dollar amount) of such Account Debtor's Accounts have been outstanding more than 90 days from invoice date, (ix) any Account that is owed by the United States or any department, agency or instrumentality thereof, unless the right to payment under such Account is assigned to GBCC as Collateral in full compliance with the Assignment of Claims Act of 1940, as amended (31 U.S.C. 3727), and (x) any Account that has not been approved by GBCC for inclusion in the Borrowing Base in its sole and absolute discretion.

         "ELIGIBLE INVENTORY" means, at the time of determination, all raw materials and finished goods that are part of Company's Inventory that (i) are owned by Company, are located in the United States of America, and if located on leased or mortgaged premises, are subject to the terms of a lien waiver letter executed by the landlord or mortgagee of such premises if deemed necessary by GBCC in its sole discretion, (ii) are ready for sale, and are not, in the opinion of GBCC, damaged, obsolete or otherwise not readily salable at full value, (iii) have been held in Inventory for not more than two hundred and seventy (270) days, (iv) are not on lease or consignment or furnished under any contract of service from or to any Person, (v) are subject to an enforceable, first-priority, perfected security interest in favor of GBCC, (vi) are not the subject of an invoice giving rise to an Eligible Account, and (vii) have been approved by GBCC for inclusion in the Borrowing Base.

         "ELIGIBLE MACHINERY & EQUIPMENT" means, at the time of determination, all machinery and equipment that (i) are owned by Company, are located in the United States of America and, if located on leased or mortgaged premises, are subject to the terms of a lien waiver letter executed by the landlord or mortgagee of such premises if deemed necessary by GBCC in its sole discretion,
(ii) are not on lease or consignment to any Person, (iii) are subject to an enforceable, first priority, perfected security interest in favor of GBCC, (iv) are not , in the opinion of GBCC, damaged


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or obsolete, (v) are not fixtures, and (vi) have been approved by GBCC in its sole and absolute discretion as Eligible Machinery and Equipment.

         "ENVIRONMENTAL LAWS" means any and all federal, state, local and foreign statutes, laws, regulations, rules, orders, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants or industrial, toxic or hazardous substances into the environment, or otherwise relating to the manufacture, processing, treatment, transport or handling of pollutants or industrial, toxic or hazardous substances.

         "EQUIPMENT ADVANCE" has the meaning given to it in SECTION 2.6.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

         "ERISA PLAN" means any pension benefit plan subject to Title IV of ERISA maintained by Company or any Affiliate thereof with respect to which Company has a fixed or contingent liability.

         "EVENT OF DEFAULT" has the meaning given it in SECTION 11.

         "FACILITY LIMIT" means Five Million Six Hundred Seventy-Four Thousand Five Hundred and No/100 Dollars ($5,674,500.00).

         "GAAP" means generally accepted accounting principles and practices as promulgated by the American Institute of Certified Public Accountants, applied on basis consistent with past practices.

         "INDEMNIFIED CLAIMS" means any and all claims, demands, actions, causes of action, judgments, liabilities, damages and consequential damages, penalties, fines, costs, fees, expenses and disbursements (including, without limitation, fees and expenses of attorneys and other professional consultants and experts in connection with any investigation or defense) of every kind, known or unknown, existing or hereafter arising, foreseeable or unforeseeable, which may be imposed upon, threatened or asserted against or incurred or paid by any Indemnified Person at any time and from time to time, because of, resulting from, in connection with or arising out of any transaction, act, omission, event or circumstance in any way connected with the Collateral or the Transaction Documents (including but not limited to enforcement of GBCC's rights thereunder or the defense of GBCC's actions thereunder), excluding with respect to any Indemnified Persons, any of the foregoing directly caused by such Indemnified Person's gross negligence or willful misconduct.

         "INDEMNIFIED PERSONS" means GBCC, its successors and assigns and their respective officers, directors, shareholders, employees, attorneys, representatives and Affiliates.

         "INTANGIBLE ASSETS" means such of Company's assets as are treated as intangible pursuant to GAAP, including, without limitation: (a) obligations owing by officers, directors, shareholders, employees, subsidiaries, Affiliates or any Person in which any such officer, director, shareholder, employee, subsidiary, or Affiliate owns any interest and (b) any asset which is intangible or lacks intrinsic or marketable value or collectibility, including, without limitation, goodwill, noncompetition agreements, patents, copyrights, trademarks, franchises, organization or research and development costs.

         "INTEREST EXPENSE" means, for any period, all interest charges paid or accrued by Company during such period.

         "INVENTORY" means all goods, now owned or hereafter acquired by Company, wherever located, that are held for sale or lease or are to be furnished under any contract of service (including, but not limited to raw materials, work in process, finished goods and materials used or consumed in the manufacture or production thereof, goods in which Company has an interest in mass or a joint or other interest or rights of any kind, and goods which have been returned to or repossessed or stopped in transit by Company).

         "MORTGAGE" means the Amended and Restated Mortgage, Security Agreement, and Assignment of Lease and Rents, dated as of the date hereof, from Company to GBCC, granting a lien in the Real Property Collateral.

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         "NET INCOME" means, for any period, Company's net income after tax for such period determined in accordance with GAAP.

         "OBLIGATIONS" means all indebtedness, obligations and liabilities of Company to GBCC arising under the Transaction Documents, and all other indebtedness, obligations and liabilities of Company to GBCC, whether presently existing or hereafter arising, direct or indirect, primary or secondary, joint or several, fixed or contingent, and whether originally payable to GBCC or to a third party and subsequently acquired by GBCC.

         "PERSON" means any individual, corporation, joint venture, partnership, trust, unincorporated organization or governmental entity or agency.

         "PERSONAL PROPERTY COLLATERAL" has the meaning given to it in SECTION
8.

         "PRIME RATE" means the rate PER ANNUM announced by Guaranty Federal Bank F.S.B. or its successors or assigns from time to time as its base rate, which base rate may not necessarily be the lowest or best rate actually charged to customers of such bank.

         "REAL ESTATE ADVANCE" has the meaning given to it in SECTION 2.6.

         "REAL PROPERTY COLLATERAL" means the three separate parcels of real property owned by Company located in Erie County, New York, and more particularly described in the Mortgage.

         "REMITTANCE ADDRESS" means such address as GBCC shall direct Company from time to time in writing in accordance with the terms hereof.

         "REVOLVING ADVANCE" has the meaning given to it in SECTION 2.1.

         "REVOLVING FACILITY LIMIT" means Three Million Nine Hundred Thousand and No/100 Dollars ($3,900,000.00).

         "SHAREHOLDERS' EQUITY" means, as of any date, the shareholders' equity of Company determined in accordance with GAAP.

         "SHORT-TERM ADVANCE" has the meaning given to it in SECTION 2.6.

         "TANGIBLE NET WORTH" means, as of any date, the amount obtained by subtracting Company's Intangible Assets as of such date from the sum of (a) Company's Shareholders' Equity as of such date and (b) the then-outstanding principal balance of any Debt of Company subordinated to the Obligations pursuant to a subordination agreement acceptable to GBCC between GBCC and the Person to whom such Debt is owed.

         "TANGIBLE NET WORTH REQUIREMENT" means $1,000,000 until December 31, 2000, and for each calendar year thereafter means (i) if Company's Net Income for the previous calendar year is greater than or equal to zero, the Tangible Net Worth Requirement as of the last day of the preceding calendar year plus fifty percent (50%) of Company's Net Income for the previous calendar year and
(ii) if Company's Net Income for the previous calendar year is negative, the Tangible Net Worth Requirement as of the last day of the preceding calendar year.

         "TERM" has the meaning given to it in SECTION 13.4.

         "TERM ADVANCES" means the Real Estate Advance, the Equipment Advance, and the Short-Term Advance and "TERM ADVANCE" means any of them.

         "TERMINATION EVENT" means (a) the occurrence with respect to any ERISA Plan of (i) a reportable event described in Sections 4043(b)(5) of ERISA or (ii) any other reportable event described in Section 4043(b) of ERISA other than a reportable event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation pursuant to a waiver by such corporation under
Section 4043(a) of ERISA or (b) the withdrawal of Company or any


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Affiliate of Company from any ERISA Plan during a plan year in which it was a
"substantial employer" as defined in Section 4001(a)(2) of ERISA, or (c) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any ERISA Plan.

         "TRADEMARK SECURITY AGREEMENT" means the Amended and Restated Trademark Security Agreement, dated as of the date hereof, from Company to GBCC.

         "TRANSACTION DOCUMENTS" means this Agreement, all other documents and instruments executed and delivered in connection therewith, the Collateral Assignment of Patents, the Trademark Security Agreement, and the Mortgage, as the same may be amended, restated, renewed, extended, supplemented, or otherwise modified from time to time.

         "UCC" means the Uniform Commercial Code as in effect in the applicable jurisdiction.

         "WORKING CAPITAL" means, as of any date, the excess of Current Assets over Current Liabilities as of such date.

         "WORKING CAPITAL REQUIREMENT" means $0.00.

         1.2 Terms defined in the UCC and used but not defined herein shall have the meanings ascribed to them in the UCC.

         1.3 References herein to a particular agreement, instrument or document also shall be deemed to refer to and include all renewals, extensions and modifications of such agreement, instrument or document. All addenda, exhibits and schedules attached to this Agreement are a part hereof for all purposes. Words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

         1.4 All interest accruing hereunder shall be calculated on the basis of actual days elapsed (including the first but excluding the last day) plus three
(3) business days and a year of 360 days. Unless otherwise expressly provided herein or unless GBCC otherwise consents, all financial statements and reports furnished to GBCC hereunder shall be prepared, and all financial computations and determinations pursuant hereto shall be made, in accordance with GAAP. All payments received by GBCC after its internally established time for closing business on any business day shall be applied as of the next succeeding business day. Any payment which is due on a day which is not a business day shall instead be deemed to be due on the next succeeding business day, and interest thereon shall accrue and be payable at the then applicable rate during the time of such extension. GBCC's records in respect of loans advanced, accrued interest, payments received and applied and other matters in respect of calculation of the amount of the Obligations shall be deemed conclusive absent demonstration of error. All statements of account rendered by GBCC to Company relating to principal, accrued interest or costs owing by Company under this Agreement shall be presumed to be correct and accurate unless, within 30 days after receipt thereof, Company shall notify GBCC in writing of any claimed error therein.

         SECTION 2. ADVANCES.

         2.1 Subject to the terms of this Agreement, including, without limitation, SECTION 3, GBCC shall make advances to Company (each a "REVOLVING ADVANCE" and collectively the "REVOLVING ADVANCES") from time to time during the Term, provided, however, that the aggregate principal amount of Revolving Advances outstanding at any time shall not exceed the lesser of (i) the Borrowing Base determined by GBCC from time to time and (ii) the Revolving Facility Limit. Company shall not be entitled to request more than one Revolving Advance during any calendar week, and each Revolving Advance must be at least $5,000 or, if the Availability is less than $5,000, then the amount of the Availability. Company hereby agrees to repay to GBCC all Revolving Advances made to Company hereunder, together with interest thereon, in the manner provided herein. The principal owing hereunder in respect of the Revolving Advances at any given time shall equal the aggregate amount of Revolving Advances made hereunder minus all principal payments thereon received by GBCC hereunder. Subject to the terms and conditions hereof, Company may borrow, repay and reborrow under this Agreement.

         2.2 Each request by Company to GBCC for a Revolving Advance hereunder must be in writing or promptly confirmed in writing. Each such written request or confirmation shall be accompanied by a Borrowing Base Certificate in the form attached hereto as EXHIBIT A, together with (i) appropriate sales and cash receipt journals, (ii) a


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schedule of Eligible Inventory, setting forth the location of all such
Inventory, including Eligible Inventory not in the possession of Company and the name of the Person in possession thereof, and (iii) such supporting information as GBCC shall request.

         2.3 Promptly after receiving each Borrowing Base Certificate, GBCC shall, based upon such Borrowing Base Certificate and such other information available to GBCC, redetermine the Borrowing Base, which redetermination shall take effect immediately and remain in effect until the next such redetermination. If all conditions precedent to any Revolving Advance requested have been met, GBCC will on the date requested make such Revolving Advance available to Company by wire transfer to the account designated in writing by Company. In the event GBCC does not receive an appropriately completed Borrowing Base Certificate, GBCC shall have no obligation to redetermine the Borrowing Base or make any additional Revolving Advances hereunder.

         2.4 If at any time the aggregate unpaid principal balance of the Revolving Advances outstanding to Company exceeds the lesser of (i) the Borrowing Base and (ii) the Revolving Facility Limit, Company shall, upon receipt of notice thereof from GBCC, immediately repay the principal of the Revolving Advances in an amount at least equal to such excess, together with accrued but unpaid interest on the amount repaid. Any principal repaid pursuant to this SECTION 2.4 shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Transaction Documents.

         2.5 Except as provided in SECTION 2.17, all accrued but unpaid interest on the outstanding principal balance of the Revolving Advances shall be due and payable by Company to GBCC on the last day of each calendar month. The aggregate unpaid principal balance of the Revolving Advances plus all accrued but unpaid interest thereon shall be due and payable by Company to GBCC on demand, or if no demand is made, on the last day of the Term.

         2.6 Subject to the terms and conditions hereof, including, without limitation, SECTION 3, GBCC agrees to make (a) a single advance based upon the Real Property Collateral (the "REAL ESTATE ADVANCE") to Company on the date of this Agreement, in the aggregate amount of $1,055,000, (b) a single advance based upon the Eligible Machinery and Equipment (the "EQUIPMENT ADVANCE") to Company on the date of this Agreement in the aggregate amount of $425,000, and
(c) a single advance based upon all of the Collateral (the "SHORT-TERM Advance") to the Company on the date of this Agreement, in the aggregate amount of $294,500. Company hereby agrees to repay to GBCC the Term Advances, together with interest thereon, in the manner provided herein. The principal owing hereunder in respect of the Real Estate Advance at any given time shall equal the aggregate initial amount of the Real Estate Advance made hereunder minus all principal payments thereon received by GBCC in respect of the Real Estate Advance; the principal owing hereunder in respect of the Equipment Advance at any given time shall equal the aggregate initial amount of the Equipment Advance made hereunder minus all principal payments thereon received by GBCC in respect of the Equipment Advance; and the principal owing hereunder in respect of the Short-Term Advance at any given time shall equal the aggregate initial amount of the Short-Term Advance made hereunder minus all principal payments thereon received by GBCC in respect of the Short-Term Advance. Amounts repaid in respect of any of the Term Advances may not be reborrowed hereunder.

         2.7 The aggregate principal balance of and accrued but unpaid interest on the Real Estate Advance, the Equipment Advance, and the Short-Term Advance shall be due and payable by Company to GBCC on demand, or if no demand is made, as follows:

                  (a) The principal balance of the Real Estate Advance shall be repaid in sixty-two (62) monthly installments of $5,861.11, due and payable on the last day of each calendar month, commencing on March 31, 2000, provided that the remaining unpaid principal balance of the Real Estate Advance and all accrued interest thereon shall be due and payable on the earlier of (i) the payment of the remaining unpaid principal balance of the Revolving Advances and (ii) June 2, 2005.

                  (b) The principal balance of the Equipment Advance shall be repaid in sixty-two (62) monthly installments of $5,059.52, due and payable on the last day of each calendar month, commencing on March 31, 2000, provided that the remaining unpaid principal balance of the Equipment Advance and all accrued and unpaid interest thereon shall be due and payable on the earlier of (i) the payment of the remaining unpaid principal balance of the Revolving Advances and (ii) June 2, 2005.

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                  (c) The principal balance of the Short-Term Advance shall be repaid in twenty-four (24) monthly installments of $12,270.83, due and payable on the last day of each calendar month, commencing on March 31, 2000, provided, however, that the remaining unpaid principal balance of the Short-Term Advance shall be payable on the earliest of (i) the payment of the remaining unpaid principal balance of the Revolving Advances, (ii) the last day of the Term, and (iii) February 28, 2002.

         2.8 The Eligible Machinery and Equipment shall, at all times, have an appraised orderly liquidation value of not less than 80% of the outstanding principal balance of the Equipment Advance. GBCC may, from time to time, have the Eligible Machinery and Equipment appraised by an independent appraiser selected by GBCC, and Company shall pay the reasonable costs of such appraisal. If any such appraisal indicates that the orderly liquidation value of the Eligible Machinery and Equipment is less than 80% of the outstanding principal balance of the Equipment Advance, Company shall, at GBCC's option exercised in its sole and absolute discretion, either (a) grant a first priority security interest to GBCC in additional collateral satisfactory to GBCC having an orderly liquidation value, which together with the orderly liquidation value of the Eligible Machinery and Equipment, equals or exceeds 80% of the outstanding principal balance of the Equipment Advance or (b) immediately pay down the outstanding principal balance of the Equipment Advance, plus all accrued interest on the amount prepaid, to an amount equal to 80% of the orderly liquidation value of the Eligible Machinery and Equipment, without the payment of any premium or penalty. Any payment of principal under this SECTION 2.8 shall be in addition to any other payments of principal required hereunder.

         2.9 Company shall have no right to make any prepayment (i) of the Equipment Advance except in accordance with SECTION 2.8 or SECTION 13.4 or (ii) of the Real Estate Advance except in accordance with SECTION 13.4. Company may prepay the Short-Term Advance in whole or in part at any time without penalty or premium.

         2.10 The aggregate unpaid principal balance of all Advances shall bear interest at the Contract Rate in effect from time to time. Except as provided in
SECTION 2.17, all accrued but unpaid interest on each Advance shall be due and payable by Company to GBCC on the last day of each calendar month.

         2.11 Company shall pay to GBCC an annual facility fee in the amount of one-half percent (0.50%) of the sum of the Revolving Facility Limit plus the outstanding principal balance of the Term Advances, payable on June 2 of each year during the Term, commencing on June 2, 2000. All facility fees payable hereunder shall be deemed earned on the date hereof, and shall be subject to acceleration upon any early termination of this Agreement prior to the end of the Term. Company hereby authorizes GBCC, at its sole discretion, to deduct any facility fee from any Revolving Advance hereunder.

         2.12 In the event that the income earned by GBCC during any calendar month pursuant to SECTION 2.10 in respect of the Revolving Advances and SECTION
2.13 is less than $10,000, Company shall pay to GBCC a minimum usage fee equal to the difference between the amount so earned by GBCC and $10,000, regardless of GBCC's prior compensation. The minimum usage fee for each calendar month shall be due and payable on the first day of the next calendar month, and shall be prorated for any partial calendar month during the Term.

         2.13 Company shall pay to GBCC a collateral monitoring fee in the amount of $500 for each calendar month. The collateral monitoring fee for each calendar month shall be due and payable on the first day of the next calendar month.

         2.14 In addition to, and not in lieu of, any termination fee required by SECTION 13.4, Company shall pay to GBCC a liquidation fee (in this section called the "LIQUIDATION FEE") in the amount of five percent (5%) of the face amount of each Eligible Account included in the Borrowing Base that is outstanding at any time during the Liquidation Period (as defined below). The Liquidation Fee shall be payable on the earlier to occur of (i) the date on which GBCC collects the applicable Eligible Account and (ii) the ninetieth day after the invoice date of the applicable Eligible Account. For purposes of this section, the term "LIQUIDATION PERIOD" means a period beginning on the earliest of (i) the date of commencement against or by Company of any voluntary or involuntary case under the federal Bankruptcy Code, (ii) the date of any general assignment by Company for the benefit of its creditors; (iii) the date of any appointment or taking possession by a receiver, liquidation, assignee, custodian or similar official of all or a substantial part of Company's assets, or (iv) the date of the cessation of business of Company, and ending on the date on which GBCC has actually received all fees, costs, expenses and other amounts owing to it hereunder.

         2.15 Contemporaneously with the execution and delivery hereof, Company shall pay to GBCC a documentation fee of $3,000.00 plus additional fees and expenses to cover the legal costs and expenses of the negotiation, preparation, execution and delivery of the Transaction Documents. In addition, Company shall pay or reimburse GBCC upon demand for all other costs and expenses incurred by GBCC in connection with its due diligence review of Company and the closing of the transactions contemplated hereby and all reasonable attorneys' fees, court costs and other expenses incurred by GBCC (whether or not litigation is commenced or judgment issued, and if litigation is commenced whether at trial or any appellate level) in connection with the enforcement by GBCC of this Agreement or any other Transaction Document, the protection or enforcement of GBCC's interest in the Collateral, the collection by GBCC of the Collateral, or the representation of GBCC in connection with any bankruptcy case or insolvency proceeding involving Company, the Collateral, or any Account Debtor, including, without limitation, any representation involving relief from a stay motion, a cash collateral dispute, an assumption or rejection motion or a dispute concerning any proposed disclosure statement and plan proposed in any such proceeding.

         2.16 GBCC shall be entitled to collect upon demand its normal and customary charges for the following routine services provided or obtained in the course of performing its functions with respect to the Collateral: appraisals, lock box charges, long-distance telephone charges, postage, credit reports, wire transfers, check copying charges, overnight mail delivery, UCC, judgment, litigation and tax lien searches and filings.

         2.17 All interest, fees and other amounts due to GBCC pursuant to this
SECTION 2 shall be payable on demand, and may, in GBCC's sole discretion, be deducted from Advances or paid from the Cash Collateral.

         2.18 The parties hereto intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof, the parties hereto stipulate and agree that none of the terms and provisions contained in this Agreement or any other Transaction Document shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect. Company, any present or future guarantor or any other Person hereafter becoming liable for the payment of the Obligations, shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable law from time to time in effect, and the provisions of this paragraph shall control over all other provision of the Transaction Documents which may be in conflict therewith. If any indebtedness or obligation owed by Company under the Transaction Documents is prepaid or accelerated and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or GBCC shall otherwise collect moneys which are determined to constitute interest which would otherwise increase the interest on all or any part of such obligations to an amounts in excess of that permitted to be charged by applicable law then in effect, then all such sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related indebtedness or obligations or, at GBCC's option returned to Company or the other payor thereof upon such determination. In determining whether or not any amount paid or payable, under any circumstance, exceeds the maximum amount permitted under applicable law, GBCC and Company shall to the greatest extent permitted under applicable law, characterize any non-principal payment as an expense, fee or premium rather than as interest, and amortize, prorate, allocate and spread the total amount of interest throughout the entire contemplated term of this Agreement in accordance with the amounts outstanding from time to time hereunder and the Maximum Rate from time to time in effect under applicable law in order to lawfully charge the maximum amount of interest permitted under applicable law. If at any time the rate at which interest is payable hereunder exceeds the Maximum Rate, the amount outstanding hereunder shall bear interest at the Maximum Rate only, but shall continue to bear interest at the Maximum Rate until such time as the total amount of interest accrued hereunder equals (but does not exceed) the total amount of interest which would have accrued hereunder had there been no Maximum Rate applicable hereto. In the event applicable law provides for an interest ceiling under Chapter 303 of the Texas Finance Code, that ceiling shall be the indicated (weekly) ceiling and shall be used when appropriate in determining the maximum rate permitted by applicable law. As used in this section, (i) the term "applicable law" means the laws of the State of Texas or the laws of the United States of America, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future, and (ii) the term "MAXIMUM RATE" means, at the time of determination, the maximum rate of interest which, under applicable law, may then be charged hereunder. The parties agree that this Agreement shall not be subject to Chapter 346 of the Texas Finance Code.

         SECTION 3. CONDITIONS PRECEDENT TO ADVANCES.

         3.1 GBCC shall not be obligated to make any Advance hereunder (including the first) until it shall have received the following documents, duly executed in form and substance satisfactory to GBCC and its counsel:

         (a)      this Agreement;

         (b)      UCC-3 financing statements executed by Company;

         (c) the amended and restated continuing unconditional and absolute guarantee by ACS of all Obligations;

         (d) an acknowledgment executed by Finova Mezzanine Capital, Inc. respecting that certain Subordination Agreement, dated as of June 30, 1998, among Finova Mezzanine Capital, Inc. (as successor in interest to Sirrom Capital Corp. d/b/a Tandem Corp.), FFI, FFC, ACS, and Company;

         (e)      the Trademark Security Agreement;

         (f)      the Collateral Assignment of Patents;

         (g)      the Mortgage and a gap mortgage;

         (h) certificates executed by the President and the Secretary of Company and ACS certifying (i) the names and signatures of the officers of Company or ACS, as appropriate, authorized to execute Transaction Documents, (ii) the resolutions duly adopted by the Boards of Directors of Company or ACS, as appropriate, authorizing the execution of this Agreement and the other Transaction Documents, and (iii) correctness and completeness of the copy of the bylaws of Company or ACS, as appropriate, attached thereto;

         (i) certificates regarding the valid existence and good standing of each of Company and ACS in the state of its organization issued by the appropriate governmental authorities in such jurisdiction;

         (j) a release executed by Durco releasing all liens and security interests of Durco in the Collateral;

         (k) endorsements naming GBCC as an additional insured and loss payee on all liability insurance and all property insurance policies of Company;

         (l) an appraisal of the Real Property Collateral performed by an appraiser selected by GBCC in its sole and absolute discretion showing that the fair market value of the Real Property Collateral is at least $1,315,000;

         (m) a mortgagee's policy of title insurance (or an unconditional commitment for the issuance thereof) in an amount at least equal to the fair market value of the Real Property Collateral from a title company acceptable to GBCC insuring that the Mortgage creates a valid first lien in favor of GBCC in the Real Property Collateral, such policy to contain only the standard exceptions and such exceptions thereto as are acceptable to GBCC; and

         (n) such other documents, certificates, opinions, and information that GBCC may require.

         3.2 Furthermore, GBCC shall not be obligated to make any Advance hereunder (including the first), unless: (i) all representations and warranties made by Company in the Transaction Documents are true on and as of the date of such Advance as if such representations and warranties had been made as of the date of such Advance, (ii) Company has performed and complied with all agreements and conditions required in the Transaction Documents to be performed or complied with by it on or prior to the date of such Advance, (iii) no Default or Event of Default shall have occurred and be continuing, (iv) such Advance shall not be prohibited by any law or any regulation or any order of any court or governmental agency or authority, (v) Company shall not have repudiated or made any anticipatory breach of any of its obligations under any Transaction Document, and (vi) GBCC shall not have disapproved such Advance in whole or in part.

         SECTION 4. COMPANY'S REPRESENTATIONS AND WARRANTIES. Company represents and warrants to GBCC on the date hereof, and shall be deemed to represent and warrant to GBCC on each date on which an Advance is made to Company hereunder, that:

         4.1 Company is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, with all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and to conduct its business as presently conducted. Company is duly qualified and authorized to do business as a foreign corporation and is in good standing in all states in which such qualification and good standing are necessary or desirable for the conduct by Company of its business or the performance by Company of its obligations hereunder. The execution, delivery and performance by Company of this Agreement and the other Transaction Documents to which it is a party do not and will not constitute (a) a violation of any applicable law or Company's articles or certificate of incorporation or bylaws or (b) a material breach of any other document, agreement or instrument to which Company is a party or by which Company is bound. This Agreement and the other Transaction Documents to which Company is a party have been duly authorized, executed and delivered by Company, and are legal, valid and binding obligations of Company enforceable against Company in accordance with their terms. No consent of, approval by, registration or filing with or authorization from any governmental authority or agency is required in connection with the execution, delivery or performance by Company of this Agreement or the other Transaction Documents to which it is a party.

         4.2 Except for the liens and security interests created in favor of GBCC and the liens and security interests described in SCHEDULE 4.2 attached hereto, none of the Collateral is subject to any lien, encumbrance, security interest or other claim of any kind or nature. Company has not transferred, sold, pledged or given a security interest in any of its assets (including, without limitation, its Accounts, Inventory, machinery, equipment, and real property) to any Person other than GBCC. There are no financing statements on file in any public office governing any property of Company of any kind, real or personal, in which Company is named in or has signed as the debtor, except the financing statement or statements filed or to be filed in respect of this Agreement.

         4.3 Company is the sole owner and holder of, and has good and marketable title to, all Collateral. This Agreement creates a valid security interest in the Collateral in favor of GBCC, and such security interest is a perfected, first priority security interest in the Personal Property Collateral superior to the rights of any other Person therein. The Mortgage creates a valid and subsisting first lien on the Real Property Collateral in favor of GBCC, superior to the rights of any other Persons therein.

         4.4 The amount of each Eligible Account is due and owing to Company and represents an accurate statement of a bona fide sale, delivery and acceptance of Inventory or performance of service by Company to or for an Account Debtor. The terms for payment of the Eligible Accounts are 30 days from date of invoice and the payment of the Eligible Accounts is not contingent upon the fulfillment by Company of any further performance of any nature whatsoever. There are no set-offs, allowances, discounts, deductions, counterclaims against the Eligible Accounts or any claims by Account Debtors, of any kind whatsoever, valid or invalid, that have been or may be asserted as a basis for refusing to pay an Eligible Account, in whole or in part, either at the time it is accepted by GBCC for inclusion in the Borrowing Base or prior to the date it is to be paid. To the best of Company's knowledge, each Account Debtor's business is solvent. Company has served or caused to be served any and all preliminary notices required by law to perfect or enforce any mechanic's lien or stop notice or bonded stop notice for the Eligible Accounts and the information contained in those notices is true and correct to the best of Company's knowledge.

         4.5 All Inventory covered by any Borrowing Base Certificate submitted to GBCC is in good condition, meets all standards imposed by any governmental authority or agency having regulating authority over such Eligible Inventory or its use or sale, currently is either useable or saleable in the ordinary course of business without diminution in value and meets all of the criteria contained in the definition of Eligible Inventory (except clause (vii) thereof).

         4.6 All Machinery and Equipment of Company described on SCHEDULE 4.6 attached hereto is in good operating condition and repair (normal wear and tear excepted), and meets all of the criteria specified in the definition of Eligible Machinery and Equipment (except clause (iv) thereof).

         4.7 The address set forth below Company's signature hereon is, and for at least the last six months has been, Company's mailing address, its chief executive office, its principal place of business, and the office where all of the books and records concerning the Eligible Accounts are maintained. The addresses set forth in SCHEDULE 4.7 are and for at least the last six months have been the locations of all Personal Property Collateral. Company does not transact business, and has not transacted business during the past five years, under any trade, fictitious or assumed name other than those set forth on
SCHEDULE 4.7. During the past five years, Company has not been a party to a merger or consolidation and has not acquired all or substantially all of the assets of any Person, other than the acquisition of assets contemplated by the Asset Purchase Agreement.

         4.8 Company has filed all tax reports and returns required to be filed by it and has paid all federal, state and local taxes and governmental charges imposed upon Company.

         4.9 Company is in compliance with ERISA, and is not required to contribute to any "multiemployer plan" as defined in Section 4001 of ERISA. Company has conducted its business in material compliance with all applicable laws, including but not limited to, applicable Environmental Laws, and maintains and is in compliance with all licenses and permits required under any such laws to conduct its business and perform its obligations hereunder. Company does not have any known, material contingent liability under any Environmental Law.

         4.10 The application made by Company to GBCC in connection with this Agreement and the statements made therein and in any materials furnished in connection therewith are true and correct as of the date hereof. All financial statements furnished by Company to GBCC in connection with such application or hereunder have been prepared in accordance with GAAP and fairly present the financial condition and results of operations of Company as of the dates and for the periods indicated therein.

         4.11 There is no fact which Company has not disclosed to GBCC in writing which could materially adversely affect the properties, business or financial condition of Company, or any of the Collateral, or which it is necessary to disclose in order to keep the foregoing representations and warranties from being misleading.

         4.12 Company has (i) reviewed the areas within its business and operations which could be adversely affected by failure to become "Year 2000 Compliant" (i.e., that computer applications, imbedded microchips, and other systems used by Company or any of its material vendors, will be able properly to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a detailed plan and timetable to become Year 2000 Compliant in a timely manner, and (iii) committed adequate resources to support the Year 2000 plan of Company. Based upon such review, Company reasonably believes that Company will become Year 2000 Compliant in a timely manner.

         SECTION 5. AFFIRMATIVE COVENANTS OF COMPANY. From the date hereof and until the payment and performance in full of all of the Obligations, Company covenants with GBCC that:

         5.1 Company shall preserve and maintain its corporate existence, good standing and authority to transact business in all jurisdictions where necessary for the proper conduct of its business, and shall maintain all of its properties, rights, privileges and franchises necessary or desirable in the normal conduct of its business.

         5.2 Company shall permit GBCC and its representatives, including any appraisers, auditors and accountants selected by GBCC, to inspect any of the Collateral at any time during normal business hours. In addition, GBCC shall have the right, from time to time, to audit Company's books and records during normal business hours. Company shall pay all costs associated with any such audits at the rate of $700 per day per auditor plus reasonable out-of-pocket expenses. Company shall not be responsible for the costs of more than one such audit hereunder during any calendar quarter unless a Default or an Event of Default has occurred, in which case, there shall be no limit on Company's responsibility for the payment of any such audit.

         5.3 Company shall maintain its books and records in accordance with GAAP. Company shall furnish GBCC, upon request, such information and statements as GBCC shall request from time to time regarding Company's business affairs, financial condition and results of its operations. Without limiting the generality of the foregoing, Company shall provide GBCC, on or prior to the forty-fifth (45th) day after the last day of each month, unaudited consolidated and consolidating financial statements of ACS with respect to such month and, within 90 days after the end of each of ACS' fiscal years, audited annual consolidated and consolidating financial statements of ACS and such certificates relating to the foregoing as GBCC may request including, without limitation, a monthly certificate from the president and chief financial officer of Company stating whether any Events of Default have occurred and stating in detail the nature thereof. Company shall provide GBCC a Borrowing Base Certificate, appropriately completed and with all attachments, at any time that GBCC shall request and on or before the last day of any calendar week in which Company does not request an Advance. In addition, Company shall furnish to GBCC upon request a current listing of all open and unpaid accounts payable and accounts receivable, names, addresses and contact persons for Account Debtors, and such other items of information that GBCC may deem necessary or appropriate from time to time. Company immediately shall notify GBCC in writing upon becoming aware of the existence of any condition or circumstance that constitutes a Default or an Event of Default. Any such written notice shall specify the nature of such condition or circumstance, the period of the existence thereof and the action that Company proposes to take with respect thereto. Company shall provide GBCC with a copy of any document filed by ACS with the Securities and Exchange Commission promptly after the filing thereof and a copy of any document or communication provided to the stockholders of ACS generally promptly after such provision.

         5.4 Company promptly shall notify GBCC of any attachment or any other legal process levied against Company and any action, suit, proceeding or other similar claim initiated against Company.

         5.5 Company shall keep and maintain adequate insurance by insurers acceptable to GBCC with respect to its business and all Collateral. Such insurance shall cover loss, damages and liability of amounts not less than reasonably requested by GBCC and shall include, at a minimum, business interruption insurance, insurance for workers compensation, general premises liability, fire, casualty, theft and all risk. Company shall cause GBCC to be an additional insured and loss payee under all policies of insurance covering any of the Collateral, to the extent of GBCC's interest. Any such policy shall be endorsed to provide that it will not be amended, modified, or canceled without 30 days' prior, written notice to GBCC. Company shall deliver copies of each insurance policy to GBCC upon request.

         5.6 Company shall file all tax reports and returns required to be filed by it in the manner and at the times required by applicable law, and shall pay all federal, state and local taxes and charges imposed upon Company when due.

         5.7 Company shall comply with ERISA and shall not become required to contribute to any "multiemployee plan" as defined in Section 4001 of ERISA. Company shall conduct its business in material compliance with all applicable laws, and shall maintain and comply with all licenses and permits required under any such laws to conduct its business and perform its obligations hereunder. Without limiting the generality of the foregoing, Company shall comply in all material respects with all Environmental Laws now or hereafter applicable to Company and shall obtain, at or prior to the time required by applicable Environmental Laws, all environmental, health and safety permits, licenses and other authorizations necessary for its operations. Company promptly shall furnish to GBCC all written notices of violation, complaints, penalty assessments, suits or other proceedings received by Company with respect to any alleged violation of or non-compliance with any Environmental Laws.

         SECTION 6. NEGATIVE COVENANTS OF COMPANY. From the date hereof and until the payment and performance in full of all of the Obligations, Company covenants with GBCC that:

         6.1 Other than the liens and security interest created hereunder and under the Transaction Documents and the liens and securities interests described on SCHEDULE 4.2 attached hereto, Company shall not grant, create or allow to exist any security interest, lien or other encumbrance on any of the Collateral other than the lien and security interest granted to GBCC herein, and Company shall not execute any financing statement in favor of any Person other than GBCC. Company shall not change its mailing address, chief executive office, principal place of business or place where such records are maintained, open any new place of business, close any existing place of business or change the location of any of the Collateral or transact business under any trade, fictitious or assumed name other than those set forth on SCHEDULE 4.7 hereto without providing at least 30 days' prior, written notice thereof to GBCC.

         6.2 Company shall not accept any returns or grant any allowance or credit (other than those returns, allowances and credits accepted or granted in the ordinary course of Company's business) to any Account Debtor without notice to and the prior written approval of GBCC. Company shall provide to GBCC for each Account Debtor on Accounts a weekly report, in form and substance satisfactory to GBCC, itemizing all such returns and allowances made during the previous week with respect to such Accounts.

         6.3 Company shall not directly or indirectly incur, or become liable in connection with, any Debt for borrowed money or otherwise under any promissory note, bond, indenture or similar instrument, or in connection with the obligations of any Person, whether by guaranty, suretyship, endorsement (other than endorsement of negotiable instruments for collection in the ordinary course of business), purchase or repurchase agreement, agreement to provide funds or maintain working capital, agreement to assure a creditor against loss or agreement to make investments or otherwise), other than in favor of GBCC or in the normal and ordinary course of Company's business.

         6.4 Company shall not use any of the funds paid to Company hereunder directly or indirectly for personal, family, household or agricultural purposes.

         6.5 Company shall not discontinue, or make any material change in, its business as currently established, or enter any new or different line of business not directly related to Company's existing line of business.

         6.6 Company shall not declare, pay or issue any dividends or other distributions in respect of its capital stock or distribute, reserve, secure, or otherwise make or commit distributions on account of its capital stock, or make any payment on account of the purchase, redemption or other acquisition or retirement of any shares of its capital stock.

         6.7 Company shall not make any loans or advances to or for the benefit of any officer, director or shareholder of Company except advances for routine expense allowances in the ordinary course of business. Company shall not make any loans or advances to or for the benefit of any Affiliate of Company. Company shall not make any payment on any obligation owing to any officer, director, shareholder or Affiliate of Company, provided, however, that so long as no Default or Event of Default has occurred, Company may pay to ACS periodic management fees payable to ACS pursuant to a written management agreement between ACS and Company (in form and substance acceptable to GBCC) in an amount equal to the lesser of one percent (1%) of Company's revenues from time to time and the amount that would be payable by Company in an arms-length transaction with an unaffiliated third party for services actually rendered by ACS to Company pursuant to such management agreement.

         6.8 Without GBCC's prior, written consent, which shall not be unreasonably withheld, Company shall not purchase or otherwise acquire assets from any Person outside the ordinary course of business of Company.

         6.9 Without GBCC's prior, written consent, which shall not be unreasonably withheld, Company shall not invest in or otherwise purchase or acquire the securities of any Person.

         6.10 Without GBCC's prior, written consent, which may be withheld in GBCC's sole discretion, Company shall not sell or dispose of any of its assets other than the sale of Inventory in the ordinary course of business, and Company shall not dissolve or liquidate or become a party to any merger or consolidation with any Person.

         6.11 Company shall perform its obligations under the Assigned Contract Rights, and shall not amend, modify, or waive any of its rights under any Assigned Contract Right without GBCC's prior, written consent, which may be withheld in GBCC's sole discretion.

         6.12 Company shall keep and maintain its furniture, fixtures machinery and equipment in good operating condition and repair (normal wear and tear excepted), and shall make all necessary repairs thereto so that the value and operating efficiency thereof shall at all times be maintained and preserved. Company shall notify GBCC immediately in writing of any material loss or damage to any item of its furniture, fixtures, machinery and equipment.

         6.13 If Company now owns or hereafter acquires any vehicles, aircraft, watercraft or other machinery and equipment for which a certificate of title has been issued or applied for, Company immediately shall deliver to GBCC, properly endorsed, each certificate of title or application for title or other evidence of ownership for each such item of machinery and equipment. Company shall take all actions necessary to have GBCC's security interest properly recorded on each such certificate of title and shall take all other actions necessary to perfect GBCC's security interest in all such assets now or hereafter acquired by Company.

         SECTION 7. FINANCIAL COVENANTS OF COMPANY. From the date hereof and until the payment and performance in full of all of the Obligations, Company covenants with GBCC that:

         7.1 Company shall maintain a Tangible Net Worth of not less than the Tangible Net Worth Requirement at all times.

         7.2 Company shall maintain a Debt Service Coverage Ratio of not less than 1.0 to 1.0 at all times.

         7.3 Company's Net Income for each fiscal year shall equal or exceed $500,000.

         7.4 Company shall maintain Working Capital of not less than the Working Capital Requirement at all times.

         SECTION 8. COLLATERAL.

         8.1 In order to secure the payment of all Obligations Company hereby grants to GBCC a security interest in and lien upon all property of Company, whether now owned or hereafter acquired and wherever located, including, without limitation, all of Company's right, title and interest in and to (a) all Accounts, contract rights and general intangibles, receivables and claims whether now or hereafter arising, all guaranties and security therefor and all of Company's right title and interest in the goods purchased and represented thereby, if any, including all of Company's rights in and to returned goods and rights of stoppage in transit, replevin and reclamation as unpaid vendor; (b) all chattel paper; (c) all documents and instruments; (d) all letters of credit and letter-of-credit rights; (e) all deposit accounts; (f) all investment property and financial assets; (g) all Inventory and all accessions thereto and products thereof and documents therefor; (h) all furniture, fixtures, equipment and machinery, wherever located and whether now or hereafter existing, and all parts thereof, accessions thereto, and replacements therefor and all documents and general intangibles covering or relating thereto; (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and any other designs or sources of business identifiers, indicia of origin or similar devices, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all of the goodwill associated therewith, in each case whether now or hereafter existing, and all rights and interest associated with the foregoing; (j) all copyrights, and all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, and all right, title and interest to make and exploit all derivative works based on or adopted from works covered by such copyrights, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all rights and interests associated with the foregoing; (k) all patents, patent applications, and patentable inventions, all continuations, divisions, renewals, extensions, modifications, substitutions, continuations-in-part, or reissues of any of the foregoing, the right to sue for past, present, and future infringements of any of the foregoing, all income, royalties, profits, damages, awards, and payments relating to or payable under any of the foregoing, and all other rights and benefits relating to any of the foregoing throughout the world; (l) the Assigned Contract Rights, all rights to receive monies due or to become due thereunder, all chattel paper, documents, and instruments now existing or hereafter arising, relating to such rights to receive money, and all security therefor, all rights to receive proceeds of any insurance, indemnity, warranty, or guaranty with respect to the Assigned Contract Rights, all claims for damages arising out of or for a breach of or default under the Assigned Contract Rights, and the right to enforce the performance under the Assigned Contract Rights and otherwise to exercise remedies available thereunder; (m) all books and records pertaining to the foregoing, including but not limited to computer programs, data, certificates, records, circulation lists, subscriber lists, advertiser lists, supplier lists, customer lists, customer and supplier contracts, sales orders, and purchasing records; and (n) all proceeds of the foregoing (collectively, the "PERSONAL PROPERTY COLLATERAL"). In addition, Company shall, pursuant to the Mortgage, grant a lien on and security interest in the Real Property Collateral to GBCC to secure payment of the Obligations described therein.

         8.2 Company agrees to comply with all appropriate laws in order and to take all actions necessary or desirable in GBCC's judgment to perfect GBCC's security interest in and to the Collateral, to execute any financing statement or additional documents as GBCC may request and to deliver to GBCC a list of all locations of its Inventory, equipment and machinery and landlord and or mortgagee lien waivers with respect to each site where Inventory, equipment or machinery is located and which is either leased by Company or has been mortgaged by Company, upon request by GBCC. If any item of Collateral or the proceeds thereof is or becomes evidenced by a note, chattel paper, or instrument, Company immediately shall deliver possession thereof, duly endorsed to GBCC, to be held by GBCC as Collateral hereunder. Company shall be and remain liable for the performance of its obligations under the Assigned Contract Rights and GBCC shall have no liability therefor.

         8.3 The parties acknowledge and agree to the following provisions of this Agreement in anticipation of the possible application, in one or more jurisdictions to the transactions contemplated hereby, of the revised Article 9 of the Uniform Commercial Code in the form or substantially in the form approved in 1998 by the American Law Institute and the National Conference of Commissioners on Uniform State Law ("REVISED ARTICLE 9"):

         (a) GBCC may at any time and from time to time, pursuant to the provisions of SECTION 10, file financing statements, continuation statements, and amendments thereto that describe the Collateral as all assets of Company of the kind pledged hereunder and which contain any other information required by
Part 5 of Revised Article 9 for the sufficiency of filing office acceptance of any financing statement, continuation statement, or amendment, including whether Company is an organization, the type of organization, and any organizational identification number issued to Company. Company agrees to furnish any such information to GBCC promptly upon request. Any such financing statements, continuation statements, or amendments may be signed by GBCC on behalf of Company, as provided in SECTION 10, and may be filed at any time in any jurisdiction whether or not Revised Article 9 is then in effect in that jurisdiction.

         (b) Company shall at any time and from time to time, whether or not Revised Article 9 is in effect in any particular jurisdiction, take such steps as GBCC may reasonably request for GBCC (i) to obtain an acknowledgment, in form and substance satisfactory to GBCC, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for GBCC, (ii) obtain "control" of any Collateral consisting of investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in Revised Article 9 with corresponding provisions in Revised Sections 9-104, 9-105, 9-106, and 9-107 relating to what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance satisfactory to GBCC, and (iii) otherwise to insure the continued perfection and priority of GBCC's security interest in any of the Collateral and of the preservation of its rights therein, whether in anticipation and following the effectiveness of Revised Article 9 in any jurisdiction.

         (c) Nothing contained in this SECTION 8.3 shall be construed to narrow the scope of GBCC's security interest in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of GBCC hereunder except (and then only to the extent) mandated by Revised Article 9 to the extent then applicable.

         SECTION 9. COLLECTION. Each invoice representing an Account shall state on its face that amounts payable thereunder are payable only at the Remittance Address. GBCC shall have the right at any time, either before or after the occurrence of an Event of Default and without notice to Company, to notify any or all Account Debtors on the Collateral of the assignment of the Collateral to GBCC and to direct such Account Debtors to make payment of all amounts due or to become due to Company directly to GBCC, and to the extent permitted by law, to enforce collection of any Collateral and to adjust, settle or compromise the amount or payment thereof. So long as no Default or Event of Default has occurred and is continuing, all collections of Collateral received by GBCC shall be applied by GBCC to the payment of the Advances, whether or not then due, then to all other Obligations of Company to GBCC then due and any remaining funds shall be delivered to Company. Upon the occurrence and during the continuance of a Default or an Event of Default, any such remaining funds may be held by GBCC as cash collateral ("CASH COLLATERAL") until all Obligations have been paid in full and GBCC has no further obligation to advance funds to Company. All amounts and proceeds (including instruments and writings) received by Company shall be received in trust for the benefit of GBCC hereunder, shall be segregated from other funds of Company and shall be immediately paid over to GBCC in the same form as received (with any necessary endorsement) to be applied in the same manner as payments received directly by GBCC.

         SECTION 10. POWER OF ATTORNEY. Company grants to GBCC an irrevocable power of attorney coupled with an interest authorizing and permitting GBCC, at its option, with or without notice to Company, to do any or all of the following: (a) endorse the name of Company on any checks or other evidences of payment whatsoever that may come into the possession of GBCC regarding Collateral, including checks received by GBCC pursuant to SECTION 9 hereof; (b) receive, open and forward any mail addressed to Company and put GBCC's address on any statements mailed to Account Debtors; (c) pay, settle, compromise, prosecute or defend any action, claim, conditional waiver and release, or proceeding relating to Collateral; (d) upon the occurrence of an Event of Default, notify, in the name of Company, the U.S. Post Office to change the address for delivery of mail addressed to Company to such address as GBCC may designate (provided that GBCC shall turn over to Company all such mail not relating to Collateral); (e) verify, sign, acknowledge, record, file for recording, serve as required by law, any claim of mechanic's lien, stop notice or bonded stop notice in the sole and absolute discretion of GBCC relating to any Collateral; (f) insert all recording or service information in any mechanic's lien or assignment of rights under stop notice/bonded stop notice which Company has signed in connection with this Agreement, recorded or served to enforce payment of the Collateral; (g) execute and file on behalf of Company any financing statement, amendment thereto or continuation thereof (i) deemed necessary or appropriate by GBCC to protect GBCC's interest in and to the Collateral or (ii) required or permitted under any provision of this Agreement; and (h) do all other things necessary and proper in order to carry out this Agreement. The authority granted to GBCC herein is irrevocable until this Agreement is terminated and all amounts due to GBCC hereunder have been paid in full. Fidelity shall have no obligation to exercise any of the rights granted to it hereunder. Company authorizes GBCC to verify and confirm Company's Accounts from time to time with the related Account Debtors. Any such verification or confirmation may, at GBCC's option, be conducted orally or in writing.

         SECTION 11. DEFAULT. An event of default ("EVENT OF DEFAULT") shall be deemed to have occurred hereunder, GBCC shall have no further obligation to make any further Advances and may immediately exercise its rights and remedies with respect to the Collateral under this Agreement, the Uniform Commercial Code and applicable law, upon the happening of one or more of the following:

         (a) Company shall fail to pay on demand or otherwise as and when required or due any amount required to be paid or owed by Company to GBCC, whether hereunder or otherwise.

         (b) Company shall breach any covenant or agreement made herein or in any other Transaction Document and the same shall not be cured to GBCC's satisfaction within ten (10) days after such covenant or agreement is breached.

         (c) Any warranty or representation made herein or in any other Transaction Document shall be untrue when made or any report, certificate, schedule, financial statement, profit and loss statement or other statement furnished by Company, or by any other person on behalf of Company, to GBCC is not true and correct when furnished.

         (d) There shall be commenced by or against Company or any guarantor of the Obligations any voluntary or involuntary case under the federal Bankruptcy Code, or Company or any guarantor of the Obligations shall make an assignment for the benefit of its creditors, or of a receiver or custodian shall be appointed for Company or any guarantor of the Obligations for a substantial portion of its assets.

         (e) Company shall become insolvent in that its debts are greater than the fair value of its assets, or Company is generally not paying its debts as they become due.

         (f) Any involuntary lien, garnishment, attachment or the like shall be issued against or shall attach to the Collateral.

         (g) An event or circumstance shall have occurred which GBCC believes has or may result in a material adverse change in Company's financial condition, business or operations or the value of the Collateral.

         (h) Company shall have a federal or state tax lien filed against any of its properties, or shall fail to pay any federal or state tax when due, or shall fail to file any federal or state tax form or report as and when due.

         (i) Either (i) any "accumulated funding deficiency" (as defined in Section 412(a) of the Internal Revenue Code of 1986, as amended) in excess of $25,000 exists with respect to any ERISA Plan, or (ii) any Termination Event occurs with respect to any ERISA Plan and the then current value of such ERISA Plan's benefit liabilities exceeds the then current value of such ERISA Plan's assets available for the payment of such benefit liabilities by more than $25,000.

         (j) Company suffers the entry against it a final judgment for the payment of money in excess of $25,000, and such judgment is not satisfied within 30 days after such entry.

         (k) GBCC believes that the prospect for payment or performance of the Obligations has become impaired.

         (l) Any guarantor of the Obligations shall repudiate his, her or its obligations in respect of such guaranty.

         (m) ACS shall cease to own one hundred percent (100%) of the outstanding capital stock of Company.

Upon the occurrence of an Event of Default described in subsections (d) or (e) of this section, all of the Obligations owing by Company to GBCC under any of the Transaction Documents shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, or any other notice or declaration of any kind, all of which are hereby expressly waived by Company. During the continuation of any other Event of Default, GBCC, at any time and from time to time, may declare any or all of the Obligations owing by Company to GBCC under any of the Transaction Documents immediately due and payable, all without notice, demand, presentment, notice of demand or of dishonor and nonpayment, or any notice or declaration of any kind, all of which are hereby expressly waived by Company. After any such acceleration (whether automatic or due to declaration by GBCC), any obligation of GBCC to make any further Advances or loans of any kind under this Agreement or any other agreement with Company shall terminate.

         The enumeration of Events of Default shall not impair the nature of the Obligations as demand obligations, at all times payable upon demand pursuant hereto. All Advances hereunder are subject to approval by GBCC in its sole discretion, and may be declined in whole or in part, without prior notice to Company, whether or not an Event of Default may then be in existence.

         SECTION 12. REMEDIES AND APPLICATION OF PROCEEDS.

         12.1 In addition to, and without limitation of, the foregoing provisions of this Agreement, if an Event of Default shall have occurred and be continuing, GBCC may from time to time in its discretion, without limitation and without notice except as expressly herein: (a) exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, under the other Transaction Documents or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral); (b) require Company to, and Company hereby agrees that it will at its expense, assemble all or part of the Personal Property Collateral as directed by GBCC and make it available to GBCC at a place to be designated by GBCC that is reasonably convenient to both parties; (c) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest created hereby by any available judicial procedure;
(d) dispose of, at its office, on the premises of Company or elsewhere, all or any part of the Personal Property Collateral, as a unit or in parcels, by public or private proceedings; (e) buy the Personal Property Collateral, or any part thereof, at any public sale, or at any private sale if the Personal Property Collateral is of a type customarily sold in a recognized market or is of a type that is the subject to widely distributed standard price quotations; (f) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Company hereby consents to any such appointment; and (g) at its discretion, retain the Personal Property Collateral in satisfaction of the Obligations whenever the circumstances are such that GBCC is entitled to do so under the UCC or otherwise. Company agrees that, to the extent notice of sale shall be required by law, at least five (5) days' notice to Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. GBCC shall not be obligated to make any sale of Collateral regardless of whether any notice of sale has been given. GBCC may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. In addition, if an Event of Default shall have occurred and be continuing, GBCC may from time to time in its discretion, exercise all of the rights and remedies afforded to it under the Collateral Assignment of Patents and the Trademark Security Agreement.

         12.2 If any Event of Default shall have occurred and be continuing, GBCC may in its discretion apply any Cash Collateral, and any cash proceeds received by GBCC in respect of any sale of, collection from, or other realization upon all or any part of the Personal Property Collateral, to any or all of the following in such order as GBCC may elect: (a) the repayment of all or any portion of the Obligations; (b) the repayment of reasonable costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by GBCC (whether or not litigation has been commenced or a judgment has been issued, and if litigation has been commenced, whether at trial or any appellate level) in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of GBCC hereunder, or (iv) the failure of Company to perform or observe any of the provisions hereof; (c) the payment or other satisfaction of any liens and other encumbrances upon any of the Collateral; (d) the reimbursement of GBCC for the amount of any obligations of Company paid or discharged by GBCC, and of any expenses of GBCC payable by Company hereunder or under the other Transaction Documents; (e) by holding the same as Collateral;
(f) the payment of any other amounts required by applicable law (including, without limitation, Part 5 of Article 9 of the UCC or any successor or similar applicable statutory provision); and (g) by delivery to Company or to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct. Any proceeds from the sale or other liquidation of all or any part of the Real Property Collateral shall be applied in accordance with the Mortgage.

         SECTION 13. MISCELLANEOUS.

         13.1 In the event that Company commits any act or omission that prevents or unreasonably interferes with (a) GBCC's exercise of the rights and privileges arising under the power of attorney granted in SECTION 10 of this Agreement or (b) GBCC's perfection of or levy upon the security interest granted in the Collateral, including any seizure of any Collateral, Company acknowledges that such conduct will cause immediate, severe, incalculable and irreparable harm and injury, and agrees that such conduct shall constitute sufficient grounds to entitle GBCC to an injunction, writ of possession, or other applicable relief in equity, and to make such application for such relief in any court of competent jurisdiction, without any prior notice to Company.

         13.2 All rights, remedies and powers granted to GBCC in this Agreement, or in any other instrument or agreement given by Company to GBCC or otherwise available to GBCC in equity or at law, are cumulative and may be exercised singularly or concurrently with such other rights as GBCC may have. These rights may be exercised from time to time as to all or any part of the Collateral as GBCC in its discretion may determine. No waiver by GBCC of its rights and remedies shall be effective unless the waiver is in writing and signed by GBCC. A waiver by GBCC of a right or remedy under this Agreement or any other Transaction Document on one occasion shall not be deemed to be a waiver of such right or remedy on any subsequent occasion. The making of an Advance by GBCC during the continuation of a Default or an Event of Default shall not obligate GBCC to make any further Advances during the continuation of such Default or Event of Default.

         13.3 Any notice or communication with respect to this Agreement or any other Transaction Document shall be given in writing, sent by (i) personal delivery, (ii) expedited delivery service with proof of delivery, (iii) United States mail, postage prepaid, registered or certified mail, or (iv) prepaid telegram, telex or telecopy, addressed to each party hereto at its address set forth below its signature hereon or to such other address or to the attention of such other Person as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of telegram, telex or telecopy, upon receipt. Company hereby agrees that GBCC may publicize the transaction contemplated by this Agreement in newspapers, trade and similar publications including, without limitation, the publication of a "tombstone".

         13.4 The term of this Agreement shall be from the date hereof to June 2, 2005 (the "INITIAL TERM"; the Initial Term and all extensions thereof are herein called the "TERM") and from year to year thereafter unless either party hereto gives notice to the other party hereto not more than 90 days or less than 60 days prior to the end of the Term that such party wants to terminate the Agreement at the end of the Term, provided, however, that GBCC may terminate this Agreement at any time effective immediately upon the occurrence of an Event of Default. Company acknowledges that it shall have no right to terminate this Agreement prior to the end of the Term, that termination of this Agreement at any time prior to the end of the Term would result in the loss by GBCC of benefits under this Agreement and that the damages incurred by GBCC as a result of such termination would be difficult and impractical to ascertain. Therefore, subject to the limitation set forth in
SECTION 2.18 hereof, in the event this Agreement is terminated for any reason
(i) on or before June 2, 2000, Company shall pay to GBCC an early termination fee equal to six percent (6%) of the Prepayment Base, (ii) after June 2, 2000, but on or before the end of the Term, Company shall pay to GBCC an early termination fee of four percent (4%) of the Prepayment Base; provided, however, in the event that GBCC repays all Obligations owed hereunder from the net proceeds of a public offering or private placement of its common stock, the early termination fee shall be limited to the lesser of (a) one percent (1%) of the sum of (1) the outstanding principal balance of the Real Estate Advance as of the date of prepayment plus (2) the outstanding principal balance of the Equipment Advance as of the date of prepayment and (b) the maximum amount permitted by applicable law. Any termination of this Agreement shall not affect GBCC's security interest in the Collateral, and this Agreement shall continue to be effective, until all transactions entered into and obligations incurred hereunder have been completed and satisfied in full. As used herein, "PREPAYMENT BASE" shall mean (x) the Revolving Facility Limit plus (y) the outstanding principal balance of the Real Estate Advance as of the date of prepayment plus
(z) the outstanding principal balance of the Equipment Advance as of the date of prepayment.

         13.5 Company hereby agrees that in the event Company receives an offer either during or at the end of the Term from a third party to provide financing or factoring to Company, which offer Company intends to accept, Company shall require the offeror to reduce such offer to a written commitment (the "NEW COMMITMENT"). In addition, (a) Company will notify GBCC in writing of the identity of the offeror and the complete terms of the New Commitment and (b) if, within 30 days after GBCC's receipt of such notice and a signed copy of the New Commitment, GBCC elects, in its sole discretion, to offer to terminate this Agreement in accordance with SECTION 13.4 and to match the New Commitment, Company will accept GBCC's offer.

         13.6 Each and every provision, condition, covenant and representation contained in this Agreement is, and shall be construed, to be a separate and independent covenant and agreement. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of the Agreement shall not be affected thereby.

         13.7 Company hereby indemnifies and agrees to hold harmless and defend all Indemnified Persons from and against any and all Indemnified Claims. THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH INDEMNIFIED CLAIMS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY INDEMNIFIED PERSON. Upon notification and demand, Company agrees to provide defense of any Indemnified Claim and to pay all costs and expenses of counsel selected by any Indemnified Person in respect thereof. Any Indemnified Person against whom any Indemnified Claim may be asserted reserves the right to settle or compromise any such Indemnified Claim as such Indemnified Person may determine in its sole discretion, and the obligations of such Indemnified Person, if any, pursuant to any such settlement or compromise shall be deemed included within the Indemnified Claims. Except as specifically provided in this section, Company waives all notices from any Indemnified Person. The provisions of this SECTION 13.7 shall survive the termination of this Agreement.

         13.8 All grants, covenants and agreements contained in this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that Company may delegate or assign any of its duties or obligations under this Agreement without the prior written consent of GBCC. GBCC RESERVES THE RIGHT TO ASSIGN ITS RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT IN WHOLE OR IN PART TO ANY PERSON OR ENTITY. Without limiting the generality of the foregoing, GBCC may from time to time grant participations in all or any part of the Obligations to any Person on such terms and conditions as may be determined by GBCC in its sole and absolute discretion, provided that the grant of such participation shall not relieve GBCC of its obligations hereunder nor create any additional obligation of Company.

         13.9 Any action permitted or provided to be taken or omitted by GBCC hereunder may be taken or omitted, as the case may be, by GBCC in its sole and absolute discretion, and any consent or waiver required of GBCC or determination to be made by GBCC hereunder may be given, withheld or made, as the case may be, by GBCC in its sole and absolute discretion.

         13.10 THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW. COMPANY HEREBY IRREVOCABLY SUBMITS ITSELF TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN DALLAS COUNTY, TEXAS AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING RELATING TO THIS AGREEMENT, ANY BORROWING HEREUNDER OR ANY OTHER RELATIONSHIP BETWEEN GBCC AND COMPANY BY ANY MEANS ALLOWED UNDER STATE OR FEDERAL LAW. ANY LEGAL PROCEEDING ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, ANY BORROWING HEREUNDER OR ANY OTHER RELATIONSHIP BETWEEN GBCC AND COMPANY SHALL BE BROUGHT AND LITIGATED EXCLUSIVELY IN ANY ONE OF THE STATE OR FEDERAL COURTS LOCATED IN DALLAS COUNTY, TEXAS HAVING JURISDICTION UNLESS GBCC SHALL ELECT OTHERWISE. THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, THAT ANY SUCH PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER.

         13.11 EACH OF COMPANY AND GBCC HEREBY (A) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH; (B) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (C) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (D) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS PARAGRAPH.

         13.12 THIS AGREEMENT AND THE OTHER WRITTEN AGREEMENTS DESCRIBED HEREIN AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT OF THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION OR AMENDMENT OF OR SUPPLEMENT TO THIS AGREEMENT OR TO ANY SUCH OTHER WRITTEN AGREEMENT SHALL BE VALID OR EFFECTIVE UNLESS THE SAME IS IN WRITING AND SIGNED BY THE PARTY AGAINST WHOM IT IS SOUGHT TO BE ENFORCED.

         13.13 This Agreement restates and amends the Prior Loan Agreements and the Gap Note in their entirety effective as of the date hereof, and all of the terms and provisions hereof shall supersede the terms and provisions thereof; provided that all indebtedness and obligations of the Company to GBCC under the Prior Loan Agreements and the Gap Note are renewed and extended hereby and all liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities (the "LIENS") created by the Prior Loan Agreements and the Gap Note are renewed and extended hereby and shall continue in full force and effect to secure the Obligations. By this Agreement, the Liens are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations.

         The undersigned have entered into this Agreement as of the date first written above.

GUARANTY BUSINESS CREDIT CORPORATION        ACS ACQUISITION CORP.,
D/B/A FIDELITY FUNDING,                     a New York corporation
a Delaware corporation


By: /s/ MICHAEL D. HADDAD                   By: /s/ [ILLEGIBLE]
   ---------------------------------            --------------------------------
Name: Michael D. Haddad                     Name: [ILLEGIBLE]
Title: President                            Title: Pres/CEO

Mailing Address:                            Mailing Address:
8333 Douglas Avenue,                        11820 N.W. 37th Street
Suite 530                                   Coral Springs, Florida  33065
Dallas, Texas 75225

Street Address:                             Street Address:
8333 Douglas Avenue,                        11820 N.W. 37th Street
Suite 530                                   Coral Springs, Florida  33065
Dallas, Texas 75225

EXHIBIT INDEX
Exhibit A         Borrowing Base Certificate
Schedule 4.6      Eligible Machinery and Equipment
Schedule 4.7      Trade Names and Locations

                           RATIFICATIONS AND CONSENTS

         Finova Mezzanine Capital, Inc. (successor in interest to Sirrom Capital Corp. d/b/a Tandem Corp.; "Finova"), FFI, FFC, ACS, and Company executed that certain Subordination Agreement, dated as of June 30, 1998 (the "SUBORDINATION AGREEMENT"). Finova (i) consents, acknowledges, and agrees to the execution, delivery, and performance by Company of this Agreement and the other Transaction Documents, (ii) acknowledges and agrees that neither this Agreement nor any other Transaction Document affects, diminishes, waives, or releases its obligations under the Subordination Agreement, and (iii) ratifies and confirms its obligations pursuant to the Subordination Agreement.

                                      FINOVA MEZZANINE CAPITAL, INC.,
                                      (successor in interest to Sirrom Capital doing business as Tandem Capital)


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

         ACS executed (a) a Subordination Agreement, dated as of June 4, 1997, among ACS, FFI, and Company, (b) a Subordination Agreement, dated as of June 4, 1997, among ACS, FFC, and Company, and (c) a Subordination Agreement, dated as of June 30, 1998, among Sirrom Capital Corporation, FFI, FFC, ACS, and Company (collectively, the "SUBORDINATION AGREEMENTS"). ACS (i) consents, acknowledges, and agrees to the execution, delivery, and performance by Company of this Agreement and the Transaction Documents, (ii) acknowledges and agrees that neither this Agreement nor any other Transaction Document affects, diminishes, waives, or releases its obligations under any of the Subordination Agreements, and (iii) ratifies and confirms its obligations pursuant to the Subordination Agreements.

                                      AQUA CARE SYSTEMS, INC.

                                      By: /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                      Name: [ILLEGIBLE]
                                      Title: Pres/CEO

                     FINANCING STATEMENT CHANGE (AMENDMENT)

         This instrument is prepared and is intended to be a Financing Statement Change complying with the formal requisites therefor as set forth in the Uniform Commercial Code.

         1.       The name and address of debtor ("DEBTOR") is:

                  ACS ACQUISITION CORP.
                  11820 NW 37th Street
                  Coral Springs, Florida  33065

         2.       The name and address of secured party ("SECURED PARTY") is:

                  GUARANTY BUSINESS CREDIT CORPORATION
                  D/B/A FIDELITY FUNDING
                  8333 Douglas Avenue, Suite 500
                  Dallas, Texas  75225

         3. The financing statement filed in the office of the New York Department of State on June 20, 1997, under file number 127490 is amended as follows:

         a.       To change Secured Party's address to

                  8333 Douglas Avenue, Suite 530
                  Dallas, Texas  75225

         b. To amend the collateral description to be the collateral description set forth on SCHEDULE 1 ---------- attached hereto and made a part hereof.

         4. This Financing Statement Change is presented for filing to the New York Department of State.

SECURED PARTY:

GUARANTY BUSINESS CREDIT CORPORATION
D/B/A FIDELITY FUNDING

By: /s/ MICHAEL D. HADDAD
    ---------------------
Name: Michael D. Haddad
Title: President


DEBTOR:

ACS ACQUISITION CORP.

By: /s/ GEORGE J. OVERMEYER
    -----------------------
Name: George J. Overmeyer
Title: VP Finance

                    Schedule 1 to UCC-3 Statement of Change

Debtor:         ACS Acquisition Corp.
                11820 NW 37th Street
                Coral Springs, Florida 33065

Secured Party:  Guaranty Business Credit Corporation, doing business as
                Fidelity Funding
                8333 Douglas Avenue, Suite 530
                Dallas, Texas 75225

All of Debtor's personal property, whether now owned or hereafter acquired and wherever located, including, without limitation, all of Debtor's right, title and interest in and to (a) all accounts, contract rights and general intangibles, receivables and claims whether now or hereafter arising, all guarantees and security therefor and all of Debtor's right title and interest in the goods purchased and represented thereby, if any, including all of Debtor's rights in and to returned goods and rights of stoppage in transit, replevin and reclamation as unpaid vendor; (b) all chattel paper; (c) all documents and instruments; (d) all letters of credit and letter-of-credit rights; (e) all deposit accounts; (f) all investment property and financial assets; (g) all inventory, including without limitation, all goods, now owned or hereafter acquired by Debtor, wherever located, that are held for sale or lease or are to be furnished under any contract of service (including, but not limited to raw-materials, work in process, finished goods and materials used or consumed in the manufacture or production thereof, goods in which Debtor has an interest in mass or a joint or other interest or rights of any kind, and goods which have been returned to or repossessed or stopped in transit by Debtor) and all accessions thereto and products thereof and documents therefor; (h) all furniture, fixtures, equipment and machinery, wherever located and whether now or hereafter existing, and all parts thereof, accessions thereto, and replacements therefor and all documents and general intangibles covering or relating thereto; (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and any other designs or sources of business identifiers, indicia of origin or similar devices, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all of the goodwill associated therewith, in each case whether now or hereafter existing, and all rights and interest associated with the foregoing; (j) all copyrights, and all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, and all right, title and interest to make and exploit all derivative works on or adopted from works covered by such copyrights, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all rights and interests associated with the foregoing; (k) all patents, patent applications, and patentable inventions, all continuations, divisions, renewals, extensions, modifications, substitutions, continuations-in-part, or reissues of any of the foregoing, the right to sue for past, present and future infringements of any of the foregoing, all income, royalties, profits, damages, awards, and payments relating to or payable under any of the foregoing, and all other rights and benefits relating to any of the foregoing throughout the world; (l) the Assigned Contract Rights, all rights to receive monies due or to become due thereunder, all chattel paper, documents, and instruments now existing or hereafter arising, relating to such rights to receive money, and all security therefor, all rights to receive proceeds of any insurance, indemnity, warranty, or guaranty with respect to the Assigned Contract Rights, all claims for damages arising out of or for a breach of or default under the Assigned Contract Rights, and the right to enforce the performance under the Assigned Contract Rights and otherwise remedies available thereunder; (m) all books and records pertaining to the foregoing, including but not limited to computer programs, data, certificates, records, circulation lists, subscriber lists, advertiser lists, supplier lists, customer lists, customer and supplier contract, sales orders, and purchasing records; and (n) all proceeds of the foregoing, including, without limitation, proceeds of insurance policies.

                     FINANCING STATEMENT CHANGE (AMENDMENT)

         This instrument is prepared and is intended to be a Financing Statement Change complying with the formal requisites therefor as set forth in the Uniform Commercial Code.

         1.       The name and address of debtor ("DEBTOR") is:

                  ACS ACQUISITION CORP.
                  11820 NW 37th Street
                  Coral Springs, Florida  33065

         2.       The name and address of secured party ("SECURED PARTY") is:

                  GUARANTY BUSINESS CREDIT CORPORATION
                  D/B/A FIDELITY FUNDING
                  8333 Douglas Avenue, Suite 500
                  Dallas, Texas  75225

         3. The financing statement filed in the office of the New York Department of State on June 20, 1997, under file number 127493 is amended as follows:

         a.       To change Secured Party's address to

                  8333 Douglas Avenue, Suite 530
                  Dallas, Texas  75225

         b. To amend the collateral description to be the collateral description set forth on SCHEDULE 1 attached hereto and made a part hereof.

         4. This Financing Statement Change is presented for filing to the New York Department of State.

SECURED PARTY:

GUARANTY BUSINESS CREDIT CORPORATION
D/B/A FIDELITY FUNDING

By: /s/ MICHAEL D. HADDAD
    ---------------------
Name: Michael D. Haddad
Title: President


DEBTOR:

ACS ACQUISITION CORP.

By: /s/ GEORGE J. OVERMEYER
    -----------------------
Name: George J. Overmeyer
Title: VP Finance

                    Schedule 1 to UCC-3 Statement of Change

Debtor:         ACS Acquisition Corp.
                11820 NW 37th Street
                Coral Springs, Florida 33065

Secured Party:  Guaranty Business Credit Corporation, doing business as
                Fidelity Funding
                8333 Douglas Avenue, Suite 530
                Dallas, Texas 75225

All of Debtor's personal property, whether now owned or hereafter acquired and wherever located, including, without limitation, all of Debtor's right, title and interest in and to (a) all accounts, contract rights and general intangibles, receivables and claims whether now or hereafter arising, all guarantees and security therefor and all of Debtor's right title and interest in the goods purchased and represented thereby, if any, including all of Debtor's rights in and to returned goods and rights of stoppage in transit, replevin and reclamation as unpaid vendor; (b) all chattel paper; (c) all documents and instruments; (d) all letters of credit and letter-of-credit rights; (e) all deposit accounts; (f) all investment property and financial assets; (g) all inventory, including without limitation, all goods, now owned or hereafter acquired by Debtor, wherever located, that are held for sale or lease or are to be furnished under any contract of service (including, but not limited to raw-materials, work in process, finished goods and materials used or consumed in the manufacture or production thereof, goods in which Debtor has an interest in mass or a joint or other interest or rights of any kind, and goods which have been returned to or repossessed or stopped in transit by Debtor) and all accessions thereto and products thereof and documents therefor; (h) all furniture, fixtures, equipment and machinery, wherever located and whether now or hereafter existing, and all parts thereof, accessions thereto, and replacements therefor and all documents and general intangibles covering or relating thereto; (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and any other designs or sources of business identifiers, indicia of origin or similar devices, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all of the goodwill associated therewith, in each case whether now or hereafter existing, and all rights and interest associated with the foregoing; (j) all copyrights, and all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, and all right, title and interest to make and exploit all derivative works on or adopted from works covered by such copyrights, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all rights and interests associated with the foregoing; (k) all patents, patent applications, and patentable inventions, all continuations, divisions, renewals, extensions, modifications, substitutions, continuations-in-part, or reissues of any of the foregoing, the right to sue for past, present and future infringements of any of the foregoing, all income, royalties, profits, damages, awards, and payments relating to or payable under any of the foregoing, and all other rights and benefits relating to any of the foregoing throughout the world; (l) the Assigned Contract Rights, all rights to receive monies due or to become due thereunder, all chattel paper, documents, and instruments now existing or hereafter arising, relating to such rights to receive money, and all security therefor, all rights to receive proceeds of any insurance, indemnity, warranty, or guaranty with respect to the Assigned Contract Rights, all claims for damages arising out of or for a breach of or default under the Assigned Contract Rights, and the right to enforce the performance under the Assigned Contract Rights and otherwise remedies available thereunder; (m) all books and records pertaining to the foregoing, including but not limited to computer programs, data, certificates, records, circulation lists, subscriber lists, advertiser lists, supplier lists, customer lists, customer and supplier contract, sales orders, and purchasing records; and (n) all proceeds of the foregoing, including, without limitation, proceeds of insurance policies.

                     FINANCING STATEMENT CHANGE (AMENDMENT)

         This instrument is prepared and is intended to be a Financing Statement Change complying with the formal requisites therefor as set forth in the Uniform Commercial Code.

         1.       The name and address of debtor ("DEBTOR") is:

                  ACS ACQUISITION CORP.
                  11820 NW 37th Street
                  Coral Springs, Florida  33065

         2.       The name and address of secured party ("SECURED PARTY") is:

                  GUARANTY BUSINESS CREDIT CORPORATION
                  D/B/A FIDELITY FUNDING
                  8333 Douglas Avenue, Suite 500
                  Dallas, Texas  75225

         3. The financing statement filed in the office of the New York Department of State on June 20, 1997, under file number 127487 is amended as follows:

         a.       To change Secured Party's address to

                  8333 Douglas Avenue, Suite 530
                  Dallas, Texas  75225

         b. To amend the collateral description to be the collateral description set forth on SCHEDULE 1 attached hereto and made a part hereof.

         4. This Financing Statement Change is presented for filing to the New York Department of State.

SECURED PARTY:

GUARANTY BUSINESS CREDIT CORPORATION
D/B/A FIDELITY FUNDING

By: /s/ MICHAEL D. HADDAD
    ---------------------
Name: Michael D. Haddad
Title: President


DEBTOR:

ACS ACQUISITION CORP.

By: /s/ GEORGE J. OVERMEYER
    -----------------------
Name: George J. Overmeyer
Title: VP Finance

                    Schedule 1 to UCC-3 Statement of Change

Debtor:         ACS Acquisition Corp.
                11820 NW 37th Street
                Coral Springs, Florida 33065

Secured Party:  Guaranty Business Credit Corporation, doing business as
                Fidelity Funding
                8333 Douglas Avenue, Suite 530
                Dallas, Texas 75225

All of Debtor's personal property, whether now owned or hereafter acquired and wherever located, including, without limitation, all of Debtor's right, title and interest in and to (a) all accounts, contract rights and general intangibles, receivables and claims whether now or hereafter arising, all guarantees and security therefor and all of Debtor's right title and interest in the goods purchased and represented thereby, if any, including all of Debtor's rights in and to returned goods and rights of stoppage in transit, replevin and reclamation as unpaid vendor; (b) all chattel paper; (c) all documents and instruments; (d) all letters of credit and letter-of-credit rights; (e) all deposit accounts; (f) all investment property and financial assets; (g) all inventory, including without limitation, all goods, now owned or hereafter acquired by Debtor, wherever located, that are held for sale or lease or are to be furnished under any contract of service (including, but not limited to raw-materials, work in process, finished goods and materials used or consumed in the manufacture or production thereof, goods in which Debtor has an interest in mass or a joint or other interest or rights of any kind, and goods which have been returned to or repossessed or stopped in transit by Debtor) and all accessions thereto and products thereof and documents therefor; (h) all furniture, fixtures, equipment and machinery, wherever located and whether now or hereafter existing, and all parts thereof, accessions thereto, and replacements therefor and all documents and general intangibles covering or relating thereto; (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and any other designs or sources of business identifiers, indicia of origin or similar devices, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all of the goodwill associated therewith, in each case whether now or hereafter existing, and all rights and interest associated with the foregoing; (j) all copyrights, and all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, and all right, title and interest to make and exploit all derivative works on or adopted from works covered by such copyrights, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all rights and interests associated with the foregoing; (k) all patents, patent applications, and patentable inventions, all continuations, divisions, renewals, extensions, modifications, substitutions, continuations-in-part, or reissues of any of the foregoing, the right to sue for past, present and future infringements of any of the foregoing, all income, royalties, profits, damages, awards, and payments relating to or payable under any of the foregoing, and all other rights and benefits relating to any of the foregoing throughout the world; (l) the Assigned Contract Rights, all rights to receive monies due or to become due thereunder, all chattel paper, documents, and instruments now existing or hereafter arising, relating to such rights to receive money, and all security therefor, all rights to receive proceeds of any insurance, indemnity, warranty, or guaranty with respect to the Assigned Contract Rights, all claims for damages arising out of or for a breach of or default under the Assigned Contract Rights, and the right to enforce the performance under the Assigned Contract Rights and otherwise remedies available thereunder; (m) all books and records pertaining to the foregoing, including but not limited to computer programs, data, certificates, records, circulation lists, subscriber lists, advertiser lists, supplier lists, customer lists, customer and supplier contract, sales orders, and purchasing records; and (n) all proceeds of the foregoing, including, without limitation, proceeds of insurance policies.

                     FINANCING STATEMENT CHANGE (AMENDMENT)

         This instrument is prepared and is intended to be a Financing Statement Change complying with the formal requisites therefor as set forth in the Uniform Commercial Code.

         1.       The name and address of debtor ("DEBTOR") is:

                  ACS ACQUISITION CORP.
                  11820 NW 37th Street
                  Coral Springs, Florida  33065

         2.       The name and address of secured party ("SECURED PARTY") is:

                  GUARANTY BUSINESS CREDIT CORPORATION
                  D/B/A FIDELITY FUNDING
                  8333 Douglas Avenue, Suite 500
                  Dallas, Texas  75225

         3. The financing statement filed in the office of the Florida Secretary of State on June 20, 1997, under file number 970000136386 is amended as follows:

         a.       To change Secured Party's address to

                  8333 Douglas Avenue, Suite 530
                  Dallas, Texas  75225

         b. To amend the collateral description to be the collateral description set forth on SCHEDULE 1 attached hereto and made a part hereof.

         4. This Financing Statement Change is presented for filing to the Florida Secretary of State.

           NO FLORIDA DOCUMENTARY STAMP OR INTANGIBLE TAX IS REQUIRED.

SECURED PARTY:

GUARANTY BUSINESS CREDIT CORPORATION
D/B/A FIDELITY FUNDING

By: /s/ MICHAEL D. HADDAD
    ---------------------
Name: Michael D. Haddad
Title: President


DEBTOR:

ACS ACQUISITION CORP.

By: /s/ GEORGE J. OVERMEYER
    -----------------------
Name: George J. Overmeyer
Title: VP Finance

                    Schedule 1 to UCC-3 Statement of Change

Debtor:         ACS Acquisition Corp.
                11820 NW 37th Street
                Coral Springs, Florida 33065

Secured Party:  Guaranty Business Credit Corporation, doing business as
                Fidelity Funding
                8333 Douglas Avenue, Suite 530
                Dallas, Texas 75225

All of Debtor's personal property, whether now owned or hereafter acquired and wherever located, including, without limitation, all of Debtor's right, title and interest in and to (a) all accounts, contract rights and general intangibles, receivables and claims whether now or hereafter arising, all guarantees and security therefor and all of Debtor's right title and interest in the goods purchased and represented thereby, if any, including all of Debtor's rights in and to returned goods and rights of stoppage in transit, replevin and reclamation as unpaid vendor; (b) all chattel paper; (c) all documents and instruments; (d) all letters of credit and letter-of-credit rights; (e) all deposit accounts; (f) all investment property and financial assets; (g) all inventory, including without limitation, all goods, now owned or hereafter acquired by Debtor, wherever located, that are held for sale or lease or are to be furnished under any contract of service (including, but not limited to raw-materials, work in process, finished goods and materials used or consumed in the manufacture or production thereof, goods in which Debtor has an interest in mass or a joint or other interest or rights of any kind, and goods which have been returned to or repossessed or stopped in transit by Debtor) and all accessions thereto and products thereof and documents therefor; (h) all furniture, fixtures, equipment and machinery, wherever located and whether now or hereafter existing, and all parts thereof, accessions thereto, and replacements therefor and all documents and general intangibles covering or relating thereto; (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and any other designs or sources of business identifiers, indicia of origin or similar devices, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all of the goodwill associated therewith, in each case whether now or hereafter existing, and all rights and interest associated with the foregoing; (j) all copyrights, and all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, and all right, title and interest to make and exploit all derivative works on or adopted from works covered by such copyrights, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all rights and interests associated with the foregoing; (k) all patents, patent applications, and patentable inventions, all continuations, divisions, renewals, extensions, modifications, substitutions, continuations-in-part, or reissues of any of the foregoing, the right to sue for past, present and future infringements of any of the foregoing, all income, royalties, profits, damages, awards, and payments relating to or payable under any of the foregoing, and all other rights and benefits relating to any of the foregoing throughout the world; (l) the Assigned Contract Rights, all rights to receive monies due or to become due thereunder, all chattel paper, documents, and instruments now existing or hereafter arising, relating to such rights to receive money, and all security therefor, all rights to receive proceeds of any insurance, indemnity, warranty, or guaranty with respect to the Assigned Contract Rights, all claims for damages arising out of or for a breach of or default under the Assigned Contract Rights, and the right to enforce the performance under the Assigned Contract Rights and otherwise remedies available thereunder; (m) all books and records pertaining to the foregoing, including but not limited to computer programs, data, certificates, records, circulation lists, subscriber lists, advertiser lists, supplier lists, customer lists, customer and supplier contract, sales orders, and purchasing records; and (n) all proceeds of the foregoing, including, without limitation, proceeds of insurance policies.

                     FINANCING STATEMENT CHANGE (AMENDMENT)

         This instrument is prepared and is intended to be a Financing Statement Change complying with the formal requisites therefor as set forth in the Uniform Commercial Code.

         1.       The name and address of debtor ("DEBTOR") is:

                  ACS ACQUISITION CORP.
                  11820 NW 37th Street
                  Coral Springs, Florida  33065

         2.       The name and address of secured party ("SECURED PARTY") is:

                  GUARANTY BUSINESS CREDIT CORPORATION
                  D/B/A FIDELITY FUNDING
                  8333 Douglas Avenue, Suite 500
                  Dallas, Texas  75225

         3. The financing statement filed in the office of the Florida Secretary of State on June 20, 1997, under file number 970000136387 is amended as follows:

         a.       To change Secured Party's address to

                  8333 Douglas Avenue, Suite 530
                  Dallas, Texas  75225

         b. To amend the collateral description to be the collateral description set forth on SCHEDULE 1 attached hereto and made a part hereof.

         4. This Financing Statement Change is presented for filing to the Florida Secretary of State.

           NO FLORIDA DOCUMENTARY STAMP OR INTANGIBLE TAX IS REQUIRED.

SECURED PARTY:

GUARANTY BUSINESS CREDIT CORPORATION
D/B/A FIDELITY FUNDING

By: /s/ MICHAEL D. HADDAD
    ---------------------
Name: Michael D. Haddad
Title: President


DEBTOR:

ACS ACQUISITION CORP.

By: /s/ GEORGE J. OVERMEYER
    -----------------------
Name: George J. Overmeyer
Title: VP Finance

                    Schedule 1 to UCC-3 Statement of Change

Debtor:         ACS Acquisition Corp.
                11820 NW 37th Street
                Coral Springs, Florida 33065

Secured Party:  Guaranty Business Credit Corporation, doing business as
                Fidelity Funding
                8333 Douglas Avenue, Suite 530
                Dallas, Texas 75225

All of Debtor's personal property, whether now owned or hereafter acquired and wherever located, including, without limitation, all of Debtor's right, title and interest in and to (a) all accounts, contract rights and general intangibles, receivables and claims whether now or hereafter arising, all guarantees and security therefor and all of Debtor's right title and interest in the goods purchased and represented thereby, if any, including all of Debtor's rights in and to returned goods and rights of stoppage in transit, replevin and reclamation as unpaid vendor; (b) all chattel paper; (c) all documents and instruments; (d) all letters of credit and letter-of-credit rights; (e) all deposit accounts; (f) all investment property and financial assets; (g) all inventory, including without limitation, all goods, now owned or hereafter acquired by Debtor, wherever located, that are held for sale or lease or are to be furnished under any contract of service (including, but not limited to raw-materials, work in process, finished goods and materials used or consumed in the manufacture or production thereof, goods in which Debtor has an interest in mass or a joint or other interest or rights of any kind, and goods which have been returned to or repossessed or stopped in transit by Debtor) and all accessions thereto and products thereof and documents therefor; (h) all furniture, fixtures, equipment and machinery, wherever located and whether now or hereafter existing, and all parts thereof, accessions thereto, and replacements therefor and all documents and general intangibles covering or relating thereto; (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and any other designs or sources of business identifiers, indicia of origin or similar devices, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all of the goodwill associated therewith, in each case whether now or hereafter existing, and all rights and interest associated with the foregoing; (j) all copyrights, and all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, and all right, title and interest to make and exploit all derivative works on or adopted from works covered by such copyrights, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all rights and interests associated with the foregoing; (k) all patents, patent applications, and patentable inventions, all continuations, divisions, renewals, extensions, modifications, substitutions, continuations-in-part, or reissues of any of the foregoing, the right to sue for past, present and future infringements of any of the foregoing, all income, royalties, profits, damages, awards, and payments relating to or payable under any of the foregoing, and all other rights and benefits relating to any of the foregoing throughout the world; (l) the Assigned Contract Rights, all rights to receive monies due or to become due thereunder, all chattel paper, documents, and instruments now existing or hereafter arising, relating to such rights to receive money, and all security therefor, all rights to receive proceeds of any insurance, indemnity, warranty, or guaranty with respect to the Assigned Contract Rights, all claims for damages arising out of or for a breach of or default under the Assigned Contract Rights, and the right to enforce the performance under the Assigned Contract Rights and otherwise remedies available thereunder; (m) all books and records pertaining to the foregoing, including but not limited to computer programs, data, certificates, records, circulation lists, subscriber lists, advertiser lists, supplier lists, customer lists, customer and supplier contract, sales orders, and purchasing records; and (n) all proceeds of the foregoing, including, without limitation, proceeds of insurance policies.

                     FINANCING STATEMENT CHANGE (AMENDMENT)

         This instrument is prepared and is intended to be a Financing Statement Change complying with the formal requisites therefor as set forth in the Uniform Commercial Code.

         1.       The name and address of debtor ("DEBTOR") is:

                  ACS ACQUISITION CORP.
                  11820 NW 37th Street
                  Coral Springs, Florida  33065

         2.       The name and address of secured party ("SECURED PARTY") is:

                  GUARANTY BUSINESS CREDIT CORPORATION
                  D/B/A FIDELITY FUNDING
                  8333 Douglas Avenue, Suite 500
                  Dallas, Texas  75225

         3. The financing statement filed in the office of the Florida Secretary of State on June 20, 1997, under file number 970000136388 is amended as follows:

         a.       To change Secured Party's address to

                  8333 Douglas Avenue, Suite 530
                  Dallas, Texas  75225

         b. To amend the collateral description to be the collateral description set forth on SCHEDULE 1 attached hereto and made a part hereof.

         4. This Financing Statement Change is presented for filing to the Florida Secretary of State.

           NO FLORIDA DOCUMENTARY STAMP OR INTANGIBLE TAX IS REQUIRED.

SECURED PARTY:

GUARANTY BUSINESS CREDIT CORPORATION
D/B/A FIDELITY FUNDING

By: /s/ MICHAEL D. HADDAD
    ---------------------
Name: Michael D. Haddad
Title: President


DEBTOR:

ACS ACQUISITION CORP.

By: /s/ GEORGE J. OVERMEYER
    -----------------------
Name: George J. Overmeyer
Title: VP Finance

                    Schedule 1 to UCC-3 Statement of Change

Debtor:         ACS Acquisition Corp.
                11820 NW 37th Street
                Coral Springs, Florida 33065

Secured Party:  Guaranty Business Credit Corporation, doing business as
                Fidelity Funding
                8333 Douglas Avenue, Suite 530
                Dallas, Texas 75225

All of Debtor's personal property, whether now owned or hereafter acquired and wherever located, including, without limitation, all of Debtor's right, title and interest in and to (a) all accounts, contract rights and general intangibles, receivables and claims whether now or hereafter arising, all guarantees and security therefor and all of Debtor's right title and interest in the goods purchased and represented thereby, if any, including all of Debtor's rights in and to returned goods and rights of stoppage in transit, replevin and reclamation as unpaid vendor; (b) all chattel paper; (c) all documents and instruments; (d) all letters of credit and letter-of-credit rights; (e) all deposit accounts; (f) all investment property and financial assets; (g) all inventory, including without limitation, all goods, now owned or hereafter acquired by Debtor, wherever located, that are held for sale or lease or are to be furnished under any contract of service (including, but not limited to raw-materials, work in process, finished goods and materials used or consumed in the manufacture or production thereof, goods in which Debtor has an interest in mass or a joint or other interest or rights of any kind, and goods which have been returned to or repossessed or stopped in transit by Debtor) and all accessions thereto and products thereof and documents therefor; (h) all furniture, fixtures, equipment and machinery, wherever located and whether now or hereafter existing, and all parts thereof, accessions thereto, and replacements therefor and all documents and general intangibles covering or relating thereto; (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and any other designs or sources of business identifiers, indicia of origin or similar devices, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all of the goodwill associated therewith, in each case whether now or hereafter existing, and all rights and interest associated with the foregoing; (j) all copyrights, and all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, and all right, title and interest to make and exploit all derivative works on or adopted from works covered by such copyrights, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all rights and interests associated with the foregoing; (k) all patents, patent applications, and patentable inventions, all continuations, divisions, renewals, extensions, modifications, substitutions, continuations-in-part, or reissues of any of the foregoing, the right to sue for past, present and future infringements of any of the foregoing, all income, royalties, profits, damages, awards, and payments relating to or payable under any of the foregoing, and all other rights and benefits relating to any of the foregoing throughout the world; (l) the Assigned Contract Rights, all rights to receive monies due or to become due thereunder, all chattel paper, documents, and instruments now existing or hereafter arising, relating to such rights to receive money, and all security therefor, all rights to receive proceeds of any insurance, indemnity, warranty, or guaranty with respect to the Assigned Contract Rights, all claims for damages arising out of or for a breach of or default under the Assigned Contract Rights, and the right to enforce the performance under the Assigned Contract Rights and otherwise remedies available thereunder; (m) all books and records pertaining to the foregoing, including but not limited to computer programs, data, certificates, records, circulation lists, subscriber lists, advertiser lists, supplier lists, customer lists, customer and supplier contract, sales orders, and purchasing records; and (n) all proceeds of the foregoing, including, without limitation, proceeds of insurance policies.

                     FINANCING STATEMENT CHANGE (AMENDMENT)

         This instrument is prepared and is intended to be a Financing Statement Change complying with the formal requisites therefor as set forth in the Uniform Commercial Code.

         1.       The name and address of debtor ("DEBTOR") is:

                  ACS ACQUISITION CORP.
                  11820 NW 37th Street
                  Coral Springs, Florida  33065

         2.       The name and address of secured party ("SECURED PARTY") is:

                  GUARANTY BUSINESS CREDIT CORPORATION
                  D/B/A FIDELITY FUNDING
                  8333 Douglas Avenue, Suite 500
                  Dallas, Texas  75225

         3. The financing statement filed in the office of the County Clerk of Erie County, New York on June 23, 1997, under file number 199706230540 is amended as follows:

         a.       To change Secured Party's address to

                  8333 Douglas Avenue, Suite 530
                  Dallas, Texas  75225

         b. To amend the collateral description to be the collateral description set forth on SCHEDULE 1 attached hereto and made a part hereof.

         4. This Financing Statement Change is presented for filing to the County Clerk of Erie County, New York.

SECURED PARTY:

GUARANTY BUSINESS CREDIT CORPORATION
D/B/A FIDELITY FUNDING

By: /s/ MICHAEL D. HADDAD
    ---------------------
Name: Michael D. Haddad
Title: President


DEBTOR:

ACS ACQUISITION CORP.

By: /s/ GEORGE J. OVERMEYER
    -----------------------
Name: George J. Overmeyer
Title: VP Finance

                    Schedule 1 to UCC-3 Statement of Change

Debtor:         ACS Acquisition Corp.
                11820 NW 37th Street
                Coral Springs, Florida 33065

Secured Party:  Guaranty Business Credit Corporation, doing business as
                Fidelity Funding
                8333 Douglas Avenue, Suite 530
                Dallas, Texas 75225

All of Debtor's personal property, whether now owned or hereafter acquired and wherever located, including, without limitation, all of Debtor's right, title and interest in and to (a) all accounts, contract rights and general intangibles, receivables and claims whether now or hereafter arising, all guarantees and security therefor and all of Debtor's right title and interest in the goods purchased and represented thereby, if any, including all of Debtor's rights in and to returned goods and rights of stoppage in transit, replevin and reclamation as unpaid vendor; (b) all chattel paper; (c) all documents and instruments; (d) all letters of credit and letter-of-credit rights; (e) all deposit accounts; (f) all investment property and financial assets; (g) all inventory, including without limitation, all goods, now owned or hereafter acquired by Debtor, wherever located, that are held for sale or lease or are to be furnished under any contract of service (including, but not limited to raw-materials, work in process, finished goods and materials used or consumed in the manufacture or production thereof, goods in which Debtor has an interest in mass or a joint or other interest or rights of any kind, and goods which have been returned to or repossessed or stopped in transit by Debtor) and all accessions thereto and products thereof and documents therefor; (h) all furniture, fixtures, equipment and machinery, wherever located and whether now or hereafter existing, and all parts thereof, accessions thereto, and replacements therefor and all documents and general intangibles covering or relating thereto; (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and any other designs or sources of business identifiers, indicia of origin or similar devices, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all of the goodwill associated therewith, in each case whether now or hereafter existing, and all rights and interest associated with the foregoing; (j) all copyrights, and all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, and all right, title and interest to make and exploit all derivative works on or adopted from works covered by such copyrights, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all rights and interests associated with the foregoing; (k) all patents, patent applications, and patentable inventions, all continuations, divisions, renewals, extensions, modifications, substitutions, continuations-in-part, or reissues of any of the foregoing, the right to sue for past, present and future infringements of any of the foregoing, all income, royalties, profits, damages, awards, and payments relating to or payable under any of the foregoing, and all other rights and benefits relating to any of the foregoing throughout the world; (l) the Assigned Contract Rights, all rights to receive monies due or to become due thereunder, all chattel paper, documents, and instruments now existing or hereafter arising, relating to such rights to receive money, and all security therefor, all rights to receive proceeds of any insurance, indemnity, warranty, or guaranty with respect to the Assigned Contract Rights, all claims for damages arising out of or for a breach of or default under the Assigned Contract Rights, and the right to enforce the performance under the Assigned Contract Rights and otherwise remedies available thereunder; (m) all books and records pertaining to the foregoing, including but not limited to computer programs, data, certificates, records, circulation lists, subscriber lists, advertiser lists, supplier lists, customer lists, customer and supplier contract, sales orders, and purchasing records; and (n) all proceeds of the foregoing, including, without limitation, proceeds of insurance policies.

                     FINANCING STATEMENT CHANGE (AMENDMENT)

         This instrument is prepared and is intended to be a Financing Statement Change complying with the formal requisites therefor as set forth in the Uniform Commercial Code.

         1.       The name and address of debtor ("DEBTOR") is:

                  ACS ACQUISITION CORP.
                  11820 NW 37th Street
                  Coral Springs, Florida  33065

         2.       The name and address of secured party ("SECURED PARTY") is:

                  GUARANTY BUSINESS CREDIT CORPORATION
                  D/B/A FIDELITY FUNDING
                  8333 Douglas Avenue, Suite 500
                  Dallas, Texas  75225

         3. The financing statement filed in the office of the County Clerk of Erie County, New York on June 23, 1997, under file number 199706230546 is amended as follows:

         a.       To change Secured Party's address to

                  8333 Douglas Avenue, Suite 530
                  Dallas, Texas  75225

         b. To amend the collateral description to be the collateral description set forth on SCHEDULE 1 attached hereto and made a part hereof.

         4. This Financing Statement Change is presented for filing to the County Clerk of Erie County, New York.

SECURED PARTY:

GUARANTY BUSINESS CREDIT CORPORATION
D/B/A FIDELITY FUNDING

By: /s/ MICHAEL D. HADDAD
    ---------------------
Name: Michael D. Haddad
Title: President


DEBTOR:

ACS ACQUISITION CORP.

By: /s/ GEORGE J. OVERMEYER
    -----------------------
Name: George J. Overmeyer
Title: VP Finance

                    Schedule 1 to UCC-3 Statement of Change

Debtor:         ACS Acquisition Corp.
                11820 NW 37th Street
                Coral Springs, Florida 33065

Secured Party:  Guaranty Business Credit Corporation, doing business as
                Fidelity Funding
                8333 Douglas Avenue, Suite 530
                Dallas, Texas 75225

All of Debtor's personal property, whether now owned or hereafter acquired and wherever located, including, without limitation, all of Debtor's right, title and interest in and to (a) all accounts, contract rights and general intangibles, receivables and claims whether now or hereafter arising, all guarantees and security therefor and all of Debtor's right title and interest in the goods purchased and represented thereby, if any, including all of Debtor's rights in and to returned goods and rights of stoppage in transit, replevin and reclamation as unpaid vendor; (b) all chattel paper; (c) all documents and instruments; (d) all letters of credit and letter-of-credit rights; (e) all deposit accounts; (f) all investment property and financial assets; (g) all inventory, including without limitation, all goods, now owned or hereafter acquired by Debtor, wherever located, that are held for sale or lease or are to be furnished under any contract of service (including, but not limited to raw-materials, work in process, finished goods and materials used or consumed in the manufacture or production thereof, goods in which Debtor has an interest in mass or a joint or other interest or rights of any kind, and goods which have been returned to or repossessed or stopped in transit by Debtor) and all accessions thereto and products thereof and documents therefor; (h) all furniture, fixtures, equipment and machinery, wherever located and whether now or hereafter existing, and all parts thereof, accessions thereto, and replacements therefor and all documents and general intangibles covering or relating thereto; (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and any other designs or sources of business identifiers, indicia of origin or similar devices, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all of the goodwill associated therewith, in each case whether now or hereafter existing, and all rights and interest associated with the foregoing; (j) all copyrights, and all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, and all right, title and interest to make and exploit all derivative works on or adopted from works covered by such copyrights, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all rights and interests associated with the foregoing; (k) all patents, patent applications, and patentable inventions, all continuations, divisions, renewals, extensions, modifications, substitutions, continuations-in-part, or reissues of any of the foregoing, the right to sue for past, present and future infringements of any of the foregoing, all income, royalties, profits, damages, awards, and payments relating to or payable under any of the foregoing, and all other rights and benefits relating to any of the foregoing throughout the world; (l) the Assigned Contract Rights, all rights to receive monies due or to become due thereunder, all chattel paper, documents, and instruments now existing or hereafter arising, relating to such rights to receive money, and all security therefor, all rights to receive proceeds of any insurance, indemnity, warranty, or guaranty with respect to the Assigned Contract Rights, all claims for damages arising out of or for a breach of or default under the Assigned Contract Rights, and the right to enforce the performance under the Assigned Contract Rights and otherwise remedies available thereunder; (m) all books and records pertaining to the foregoing, including but not limited to computer programs, data, certificates, records, circulation lists, subscriber lists, advertiser lists, supplier lists, customer lists, customer and supplier contract, sales orders, and purchasing records; and (n) all proceeds of the foregoing, including, without limitation, proceeds of insurance policies.

                     FINANCING STATEMENT CHANGE (AMENDMENT)

         This instrument is prepared and is intended to be a Financing Statement Change complying with the formal requisites therefor as set forth in the Uniform Commercial Code.

         1.       The name and address of debtor ("DEBTOR") is:

                  ACS ACQUISITION CORP.
                  11820 NW 37th Street
                  Coral Springs, Florida  33065

         2.       The name and address of secured party ("SECURED PARTY") is:

                  GUARANTY BUSINESS CREDIT CORPORATION
                  D/B/A FIDELITY FUNDING
                  8333 Douglas Avenue, Suite 500
                  Dallas, Texas  75225

         3. The financing statement filed in the office of the County Clerk of Erie County, New York on June 23, 1997, under file number 199706230544 is amended as follows:

         a.       To change Secured Party's address to

                  8333 Douglas Avenue, Suite 530
                  Dallas, Texas  75225

         b. To amend the collateral description to be the collateral description set forth on SCHEDULE 1 attached hereto and made a part hereof.

         4. This Financing Statement Change is presented for filing to the County Clerk of Erie County, New York.

                    Schedule 1 to UCC-3 Statement of Change

Debtor:         ACS Acquisition Corp.
                11820 NW 37th Street
                Coral Springs, Florida 33065

Secured Party:  Guaranty Business Credit Corporation, doing business as
                Fidelity Funding
                8333 Douglas Avenue, Suite 530
                Dallas, Texas 75225

All of Debtor's personal property, whether now owned or hereafter acquired and wherever located, including, without limitation, all of Debtor's right, title and interest in and to (a) all accounts, contract rights and general intangibles, receivables and claims whether now or hereafter arising, all guarantees and security therefor and all of Debtor's right title and interest in the goods purchased and represented thereby, if any, including all of Debtor's rights in and to returned goods and rights of stoppage in transit, replevin and reclamation as unpaid vendor; (b) all chattel paper; (c) all documents and instruments; (d) all letters of credit and letter-of-credit rights; (e) all deposit accounts; (f) all investment property and financial assets; (g) all inventory, including without limitation, all goods, now owned or hereafter acquired by Debtor, wherever located, that are held for sale or lease or are to be furnished under any contract of service (including, but not limited to raw-materials, work in process, finished goods and materials used or consumed in the manufacture or production thereof, goods in which Debtor has an interest in mass or a joint or other interest or rights of any kind, and goods which have been returned to or repossessed or stopped in transit by Debtor) and all accessions thereto and products thereof and documents therefor; (h) all furniture, fixtures, equipment and machinery, wherever located and whether now or hereafter existing, and all parts thereof, accessions thereto, and replacements therefor and all documents and general intangibles covering or relating thereto; (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and any other designs or sources of business identifiers, indicia of origin or similar devices, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all of the goodwill associated therewith, in each case whether now or hereafter existing, and all rights and interest associated with the foregoing; (j) all copyrights, and all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, and all right, title and interest to make and exploit all derivative works on or adopted from works covered by such copyrights, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all rights and interests associated with the foregoing; (k) all patents, patent applications, and patentable inventions, all continuations, divisions, renewals, extensions, modifications, substitutions, continuations-in-part, or reissues of any of the foregoing, the right to sue for past, present and future infringements of any of the foregoing, all income, royalties, profits, damages, awards, and payments relating to or payable under any of the foregoing, and all other rights and benefits relating to any of the foregoing throughout the world; (l) the Assigned Contract Rights, all rights to receive monies due or to become due thereunder, all chattel paper, documents, and instruments now existing or hereafter arising, relating to such rights to receive money, and all security therefor, all rights to receive proceeds of any insurance, indemnity, warranty, or guaranty with respect to the Assigned Contract Rights, all claims for damages arising out of or for a breach of or default under the Assigned Contract Rights, and the right to enforce the performance under the Assigned Contract Rights and otherwise remedies available thereunder; (m) all books and records pertaining to the foregoing, including but not limited to computer programs, data, certificates, records, circulation lists, subscriber lists, advertiser lists, supplier lists, customer lists, customer and supplier contract, sales orders, and purchasing records; and (n) all proceeds of the foregoing, including, without limitation, proceeds of insurance policies.

THIS INSTRUMENT AFFECTS REAL AND PERSONAL PROPERTY SITUATED IN
THE STATE OF NEW YORK, COUNTY OF ERIE, AFFECTING PREMISES SITUATED AT 9542-45 HARDPAN ROAD, EVANS, NEW YORK

                              ACS ACQUISITION CORP.
                                  ("MORTGAGOR")

                                       to

                      GUARANTY BUSINESS CREDIT CORPORATION,
                       doing business as Fidelity Funding
                                  ("MORTGAGEE")

          MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS,
                               AND FIXTURE FILING

                           dated as of March 14, 2000

            Property Location: 9542-45 Hardpan Road, Evans, New York

               DOCUMENT PREPARED BY AND WHEN RECORDED, RETURN TO:

    Guaranty Business Credit Corporation, doing business as Fidelity Funding
                         8333 Douglas Avenue, Suite 530
                               Dallas, Texas 75225
                            Attention: Elizabeth Helm

Mortgage, Security Agreement, and Assignment of Leases and Rents

MORTGAGE, SECURITY AGREEMENT, AND ASSIGNMENT OF LEASES AND RENTS (THE "MORTGAGE"), DATED AS OF THE 14 DAY OF MARCH, 2000, BY ACS ACQUISITION CORP., A NEW YORK CORPORATION HAVING OFFICES AT 11820 N.W. 37TH STREET, CORAL SPRINGS, FLORIDA 33065 ("MORTGAGOR") AND GUARANTY BUSINESS CREDIT CORPORATION, DOING BUSINESS AS FIDELITY FUNDING, HAVING OFFICES AT 8333 DOUGLAS AVENUE, SUITE 530, DALLAS, TEXAS 75225 ("MORTGAGEE").

                              W I T N E S S E T H:

         Mortgagor and Mortgagee have entered into that certain Amended and Restated Loan and Security Agreement, dated the date hereof (together with all amendments, restatements, renewals, extensions, or modifications thereof, the "LOAN AGREEMENT"); terms defined in the Loan Agreement and used herein shall have the meanings ascribed to them in the Loan Agreement.

TO SECURE THE PAYMENT OF THREE HUNDRED TWELVE THOUSAND NINE HUNDRED AND 00/100 DOLLARS U.S. ($312,900.00) of principal, plus all interest and other sums due with respect to such advance made by Mortgagee to Mortgagor (the "ADVANCE") made pursuant to the terms of that certain Promissory Note, dated the date hereof, in the original principal amount of $312,900.00 (the "NOTE") (which Advance and all interest and other sums due with respect thereto being hereinafter referred to as the "DEBT"), Mortgagor has mortgaged, given, granted, bargained, sold, aliened, conveyed, confirmed, pledged, assigned, and hypothecated and by these presents does hereby mortgage, give, grant, bargain, sell, alien, convey, confirm, pledge, assign and hypothecate unto Mortgagee all right, title, interest and estate of Mortgagor now owned, or hereafter acquired, in and to the following property, rights, interests and estates (such property, rights, interests and estates being hereinafter described are collectively referred to herein as the "MORTGAGE PROPERTY"):

                  (a) those certain parcels of land containing approximately 80 acres, located at Hardpan Road in the Town of Evans, Erie County, New York, and being more particularly described in Exhibit A annexed hereto, together with any improvements now or hereafter located or constructed thereon or therein, and all of the easements, rights, privileges and appurtenances thereunto belonging or in anywise, appertaining thereto including, but not limited to, all of the estate, right, title, interest, claim or demand whatsoever of Mortgagor therein and in and to the strips and gores, streets and ways adjacent thereto, whether in law or in equity, in possession or expectancy, now or hereafter acquired;

                  (b) all machinery, equipment, fixtures, furniture, equipment, and inventories and other property of every kind and nature, whether tangible or intangible, whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Property, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Property and all building equipment, materials and supplies of any nature whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Property, or appurtenant thereto, or usable in connection with the present

Mortgage, Security Agreement, and Assignment of Leases and Rents - Page 1 or future operation, enjoyment and occupancy of the Property (hereinafter collectively called the "EQUIPMENT");

                  (c) all accounts, contract rights, and general intangibles, receivables and claims whether now or hereafter arising, all guaranties and security therefor and all of the Mortgagor's goods and rights of stoppage in transit, replevin and reclamation as unpaid vendor;

                  (d) all inventory and all accessions thereto and products thereof and documents therefor;

                  (e) all books and records pertaining to the foregoing, including, but not limited to, computer programs, data, certificates, records, circulation lists, subscriber lists, advertiser lists, supplier lists, customer lists, customer and supplier contracts, sales orders and purchasing records;

                  (f) the Assigned Contract Rights, all rights to receive moneys due or to become due thereunder, all chattel paper, documents and instruments now existing or hereafter arising, relating to such rights to receive money and all security therefor, all rights to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Contract Rights, all claims for damages arising out of or for a breach of or default under the Assigned Contract Rights and the right to enforce the performance under the Assigned Contract Rights and otherwise to exercise all remedies available thereunder;

                  (g) all right, title and interest of Mortgagor in and to all condemnation and other awards heretofore made or hereafter to be made for the taking by eminent domain of the whole or any part of the Property, or any estate or easement therein, including any awards for change of grade of streets, all of which awards are hereby assigned to Mortgagee, which is hereby authorized to collect and receive the proceeds of such awards and to give proper receipts and acquittances therefor and Mortgagee shall have the right and option to apply such excess towards the payment of any sum owing on account of this Mortgage, the Note, and the indebtedness secured thereby, notwithstanding the fact that such sum may not then be due and payable;

                  (h) all present and future leases, subleases and licenses and any guarantees thereof (the "LEASES"), rents, issues and profits and additional rents now or at any time hereafter covering or affecting all or any portion of the Mortgaged Property and all proceeds of, and all privileges and appurtenances belonging or in any way appertaining to, the Mortgaged Property, or any part thereof, and all other property subjected or required to be subjected to the lien and/or security interest of the Mortgage, including, without limitation, all of the income, revenues, earnings, rents, maintenance payments, tolls, issues, products and profits thereof (the "RENTS"), which income, revenues, earnings, rents, maintenance payments, tolls, issues, awards, products and profits are hereby expressly assigned with the right to take and collect the same upon the terms hereinafter set forth;

                  (i) all right, title and interest of Mortgagor in and to all agreements, or contracts, now or hereafter entered into for the sale, leasing, brokerage, development, management, maintenance and/or operation of the Property (or any part thereto, including all moneys due and to become due thereunder, and all permits, licenses, bonds, insurance policies, plans and

Mortgage, Security Agreement, and Assignment of Leases and Rents - Page 2 specifications relative to the construction and/or operation of the Improvements upon the Mortgaged Property;

                  (j) all of Mortgagor's claims and rights to the payment of damages arising from any rejection of a Lease under or pursuant to the Bankruptcy Code, 11 U.S.C. /section/ 101, ET SEQ.;

                  (k) any other property and rights which are, by the provisions of the Loan Agreement or any other loan document, required to be subject to the lien hereof, and any additional property and rights that may from time to time hereafter be owned by Mortgagor and installed in the Mortgaged Property, or by writing of any kind, or otherwise, be subjected to the lien hereof by Mortgagor or by anyone on its behalf,

                  (l) all Personal Property Collateral as defined and described in the Loan Agreement;

                  (m) all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property;

                  (n) the right, in the name and on behalf of Mortgagor, to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to commence any action or proceeding to protect the interest of Mortgagee in the Mortgaged Property; and

                  (o) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards, all right, title and interest of Mortgagor in and to all unearned premiums accrued, accruing and to accrue under any or all insurance policies obtained by Mortgagor, and all rights of the Mortgagor to refunds of real estate taxes and assessments relating to the Mortgaged Property.

         TO HAVE AND TO HOLD the Mortgaged Property, unto the Mortgagee and its successors and assigns, upon the terms, provisions and conditions herein set forth, forever, and Mortgagor does hereby bind itself and its successors, legal representatives and assigns to warrant and forever defend all and singular the Mortgaged Property unto the Mortgagee and its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof.

AND Mortgagor represents and warrants to and covenants and agrees with Mortgagee as follows:

         1. PAYMENT OF DEBT AND INCORPORATION OF COVENANTS, CONDITIONS AND AGREEMENTS. Mortgagor will pay the Debt at the time and in the manner provided in the Note and in this Mortgage. All the covenants, conditions and agreements contained in the Loan Agreement, dated as of the date hereof, between Mortgagor and Mortgagee, as the same may be modified or supplemented from time to time, and any other Transaction Documents now or hereafter executed by Mortgagor and/or others and by or in favor of Mortgagee, which wholly or partially secure or

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guaranty payment of the Debt (collectively, the "LOAN DOCUMENTS"), are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein.

         2. WARRANTY OF TITLE. Mortgagor warrants that Mortgagor has good and marketable title to all of the Mortgaged Property, in each case free and clear of liens, claims and encumbrances.

         3.       INSURANCE.

                  (a) Mortgagor, at its sole cost and expense, will keep the Mortgaged Property insured during the entire term of this Mortgage for the mutual benefit of Mortgagor and Mortgagee against loss or damage by fire and against loss or damage by other risks and hazards covered by a standard extended coverage insurance policy including, but not limited to, riot and civil commotion, vandalism, malicious mischief, burglary and theft. Such insurance shall be in an amount (i) equal to one hundred percent (100%) of the then-replacement cost of the improvements within the premises leased by Mortgagor pursuant to the Leases (the "IMPROVEMENTS") and the Equipment, without deduction for physical depreciation and (ii) such that the insurer would not deem Mortgagor a co-insurer under said policies. The policies of insurance carried in accordance with this paragraph shall be paid annually in advance and shall contain the "Replacement Cost Endorsement" with a waiver of depreciation.

                  (b) Mortgagor, at its sole cost and expense, for the mutual benefit of Mortgagor and Mortgagee, shall also obtain and maintain during the entire term of this Mortgage the following policies of insurance:

                  (i) Flood insurance if any part of the Property is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (and any successor act thereto) in an amount at least equal to the outstanding principal amount of the Loan Agreement or the maximum limit of coverage available with respect to the Improvements and Equipment under said Act, whichever is less.

                  (ii) Comprehensive public liability insurance, including broad form property damage, blanket contractual and personal injuries (including death resulting therefrom) coverages in an amount not less than $1,000,000 per occurrence and $10,000,000 in the aggregate.

                  (iii) Business interruption insurance in an amount equal to the aggregate annual amount of all income from, and revenues and rents payable with respect to, the Property, such business interruption insurance to cover losses for a period of at least twelve (12) months after the date of the fire or casualty in question.

                  (iv) During the course of any renovations of the Improvements, builder's completed value risk insurance against "all risks of physical loss", including collapse and transit coverage, with deductibles reasonably satisfactory to Mortgagee, in non-reporting form, covering the total value of work performed and equipment, supplies and materials furnished. Such policy of insurance shall contain the "permission to occupy upon

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

         completion of work or occupancy" endorsement and a waiver of co-insurance or an agreed amount endorsement.

                  (v) Insurance against loss or damage from explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in the Improvements.

                  (vi) Such other insurance as may from time to time be reasonably required by Mortgagee in order to protect its interests.

                  (c) All policies of insurance (the "POLICIES") required pursuant to this paragraph 3 shall be issued by an insurer having an A.M. Best rating of A:V or better and satisfactory to Mortgagee, (ii) shall contain the standard New York mortgagee non-contribution clause naming Mortgagee as the person to which all payments made by such insurance company shall be paid, (iii) shall be maintained throughout the term of this Mortgage without cost to Mortgagee, (iv) original certificates, or copies thereof, certified to be true and correct, shall be delivered to Mortgagee, (v) shall contain such provisions as Mortgagee deems reasonably necessary or desirable to protect its interest including, without limitation, endorsements providing that neither Mortgagor, Mortgagee nor any other party shall be a co-insurer under said Policies and that Mortgagee shall receive at least thirty (30) days' prior, written notice of any modifications or cancellation, and (vi) shall be satisfactory in form and substance to Mortgagee and shall be approved by Mortgagee as to amounts, form, risk coverage, deductibles, loss payees and insureds. All such premiums for such Policies (the "INSURANCE PREMIUMS") shall be paid by Mortgagor making payment when due directly to the carrier. Not later than thirty (30) days prior to the expiration date of each of the Policies, Mortgagor will deliver to Mortgagee satisfactory evidence of the renewal of each Policy.

                  (d) If the Mortgaged Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Mortgagor shall give prompt, written notice thereof to Mortgagee. Sums paid to Mortgagee by an insurer, after deduction of Mortgagee's reasonable costs and expenses of collection (after such deduction, the "INSURANCE PROCEEDS"), may be retained and (i) applied by Mortgagee toward payment of the Debt in such priority and proportions as Mortgagee in its discretion in shall deem proper (any such application for repayment to be without any prepayment consideration, except that if a Default or an Event of Default has occurred, then such application shall be subject to the prepayment consideration computed in accordance with the Note) or (ii) if the conditions set forth in paragraph 3(f) of this Mortgage are satisfied, paid to Mortgagor for the restoration and repair of the Mortgaged Property in accordance with paragraph 3(e) of this Mortgage in whole or in such lesser amount as is necessary to pay for the costs of such restoration and repair.

                  (e) If the Insurance Proceeds are held by Mortgagee to reimburse Mortgagor for the cost of restoration and repair of the Mortgaged Property, (i) the Mortgaged Property shall be substantially restored to the equivalent of its condition prior to such casualty or to such other condition as Mortgagee may approve in writing, (ii) such restoration and repair shall be done in compliance with all applicable laws, rules and regulations, and (iii) all reasonable costs and expenses incurred by Mortgagee in connection with making the Insurance Proceeds available for such restoration and repair including, without limitation, counsel fees and inspecting engineers'

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fees incurred by Mortgagee, shall be paid by Mortgagor. Mortgagee may, at
Mortgagee's option, condition disbursement of said proceeds on Mortgagee's approval (which approval shall not be unreasonably withheld or delayed) of such plans and specifications of an architect reasonably satisfactory to Mortgagee, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and materialmen, and such other evidence of costs, percentage completion of construction, application of payments, and satisfaction of liens as Mortgagee may reasonably require. If the Insurance Proceeds are applied to the payment of the Debt, any such application of proceeds to principal shall not extend or postpone the maturity date of the Note or change the amount or the due date of any installment payment under the Note. Any surplus Insurance Proceeds, after payment of the Debt, shall be paid to Mortgagor. If the Mortgaged Property is sold pursuant to paragraph 26 of this Mortgage or if Mortgagee acquires title to the Mortgaged Property, Mortgagee shall have all of the right, title and interest of Mortgagor in and to any insurance policies and unearned premiums thereon and in and to the Insurance Proceeds resulting from any damage to the Mortgaged Property prior to such sale or acquisition.

                  (f) Mortgagee shall not exercise Mortgagee's option to apply Insurance Proceeds to the payment of the sums secured by this Mortgage if all the following conditions are met: (i) no Event of Default is then continuing under this Mortgage or the Loan Agreement; (ii) Mortgagee determines that there will be sufficient funds (whether consisting of Insurance Proceeds and/or other sums made available by Mortgagor for restoration) to restore and repair the Mortgaged Property to the condition required under paragraph 3(e) above; (iii) Mortgagee determines that restoration and repair of the Mortgaged Property to the condition required under paragraph 3(e) above will be completed within the greater of (A) three (3) months or (B) the period of time covered by the business interruption insurance then in effect from the date of the loss or casualty to the Mortgaged Property; and (iv) Mortgagee shall have received evidence reasonably satisfactory to it that during the period of restoration and repair of the Mortgaged Property to the condition required under subparagraph 3(e) above, the sum of (A) income derived from the Mortgaged Property, as reasonably determined by Mortgagee, plus (B) proceeds of business interruption insurance, if any, to be paid, plus (C) amounts that Mortgagor demonstrates to Mortgagee's reasonable satisfaction will be made available by Mortgagor from other sources during such period will equal or exceed the sum of (D) expenses in connection with the operation of the Mortgaged Property and (E) the debt service under the Note.

         4.       PAYMENT OF TAXES, ETC.

                  (a) All taxes, assessments and water and sewer rents, now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof (the "TAXES") and all premiums relative to the Policies of insurance required under paragraph 3 above shall be paid when due in the manner provided in paragraph 4 of this Mortgage. Mortgagor shall pay all rents, maintenance charges, other governmental impositions, and other charges, including without limitation vault charges and license fees for the use of the Property and any adjoining areas, now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof (the "OTHER CHARGES") as the same become due and payable. Mortgagor will deliver to Mortgagee, promptly upon Mortgagee's request, evidence satisfactory to Mortgagee that the Taxes and Other Charges have been so paid or are not then delinquent. Mortgagor shall not suffer and shall promptly cause to be paid or discharged any lien or charge whatsoever which may be or become a

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

lien or charge against the Mortgaged Property, and shall promptly pay for all utility services provided to the Mortgaged Property. Mortgagor shall furnish to Mortgagee or its designee receipts for the payment of the Taxes and Other Charges prior to the date the same shall become delinquent.

                  (b) Mortgagor, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes or Other Charges, provided that (i) Mortgagor is not in default under the Loan Agreement or this Mortgage, (ii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Mortgagor is subject and shall not constitute a default thereunder,
(iii) neither the Mortgaged Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost, (iv) Mortgagor shall have paid the Taxes under protest or set aside adequate reserves for the payment of the Taxes or Other Charges, together with all interest and penalties thereon, and (v) Mortgagor shall have furnished such security as may be required in the proceeding, or as may be requested by Mortgagee to insure the payment of any such Taxes or Other Charges, together with all interest and penalties thereon.

                  (c) Mortgagee may, at any time and from time to time, at its option, upon ten (10) days' prior, written notice to Mortgagor, require the deposit by Mortgagor at the time of each payment of an installment of interest or principal under the Loan Agreement of an additional amount sufficient to discharge when they become due Mortgagor's obligations for Taxes and insurance premiums under paragraph 4(a) above. The determination of the amount so payable and of the fractional part thereof to be deposited with Mortgagee, so that the aggregate of such deposit shall be sufficient for this purpose, shall be made by Mortgagee in its sole discretion. Such amounts shall be held by Mortgagee without interest to the Mortgagor in an account acceptable to the Mortgagee and applied to the payment of the obligations in respect to which such amounts were deposited or, after the occurrence of an Event of Default, at the option of Mortgagee and subject to applicable law, to the payment of the Debt in such order or priority as Mortgagee shall determine, on or before the respective dates on which the same or any of them would become delinquent. If one month prior to the due date of any of the obligations under this subsection (c) the amounts then on deposit therefor shall be insufficient for the payment of such obligations in full, Mortgagor within five (5) days after demand shall deposit the amount of the deficiency with Mortgagee. Nothing herein contained shall be deemed to affect any right or remedy of Mortgagee under the provisions of this Mortgage or of any statute or rule of law to pay any such amount and to add the amount so paid together with interest at the Default Rate to the indebtedness hereby secured.

         5.       CONDEMNATION.

                  (a) Mortgagor shall promptly give Mortgagee written notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Mortgagee copies of any and all papers served in connection with such proceedings. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Mortgagor shall continue to pay the Debt at the time and in the manner provided for its payment in the Note, this Mortgage, and the other Loan Documents and the Debt shall not be reduced until any award or payment therefor shall have been actually received after expenses of

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

collection and applied by Mortgagee to the discharge of the Debt. Mortgagee shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein and in the Note. Mortgagor shall cause the award or payment made in any condemnation or eminent domain proceeding, which is payable to Mortgagor, to be paid directly to Mortgagee. Sums paid to Mortgagee for such condemnation or action of eminent domain, after deduction of Mortgagee's reasonable costs and expenses of collection (after such deduction, the "CONDEMNATION PROCEEDS"), shall be retained and (i) applied by Mortgagee toward payment of the Debt in such priority and proportions as Mortgagee in its discretion shall deem proper (any such application for repayment to be without any prepayment consideration, except that if a Default or an Event of Default has occurred then such application shall be subject to the prepayment consideration computed in accordance with the Note) or (ii) if the conditions set forth in paragraph 5(c) of this Mortgage are satisfied, paid to Mortgagor for the restoration and repair of the Mortgaged Property in accordance with paragraph 5(b) of this mortgage in whole or in such lesser amount as is necessary to pay for the costs of such restoration and repair. If the Mortgaged Property is sold pursuant to paragraph 26 of this Mortgage or if Mortgagee acquires title to the Mortgaged Property, Mortgagee shall have all of the right, title and interest of Mortgagor in and to any Condemnation Proceeds resulting from any condemnation or eminent domain proceeding of the Mortgaged Property prior to such sale or acquisition.

                  (b) If the Condemnation Proceeds are held by Mortgagee to reimburse Mortgagor for the cost of restoration and repair of the Mortgaged Property, (i) the Mortgaged Property shall be substantially restored to the equivalent of its condition prior to such condemnation or to such other condition as Mortgagee may approve in writing, (ii) such restoration and repair shall be done in compliance with all applicable laws, rules and regulations, and
(iii) all reasonable costs and expenses incurred by Mortgagee in connection with making the Condemnation Proceeds available for such restoration and repair including, without limitation, counsel fees and inspecting engineers' fees incurred by Mortgagee, shall be paid by Mortgagor. Mortgagee may, at Mortgagee's option, condition disbursement of said proceeds on Mortgagee's approval (which approval shall not be unreasonably withheld or delayed) of such plans and specifications of an architect reasonably satisfactory to Mortgagee, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and materialmen and such other evidence of costs, percentage completion of construction, application of payments, and satisfaction of liens as Mortgagee may reasonably require. If the Condemnation Proceeds are applied to the payment of the Debt, any such application of proceeds to principal shall not extend or postpone the maturity date of the Note or change the amount or the due date of any installment payment under the Note. Any surplus Condemnation Proceeds, after payment of the Debt, shall be paid to Mortgagor. If the Mortgaged Property is sold pursuant to paragraph 26 of this Mortgage or if Mortgagee acquires title to the Mortgaged Property, Mortgagee shall have all of the right, title and interest of Mortgagor in and to any Condemnation Proceeds resulting from any condemnation or eminent domain proceeding of the Mortgaged Property prior to such sale or acquisition.

                  (c) Mortgagee shall not exercise Mortgagee's option to apply Condemnation Proceeds to the payment of the sums secured by this Mortgage if all the following conditions are met: (i) no Event of Default is then continuing under this Mortgage or the Note; (ii) Mortgagee determines that there will be sufficient funds (whether consisting of Condemnation Proceeds and/or other sums made available by Mortgagor for restoration) to restore and repair the Mortgaged

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Property to the condition required under paragraph 5(b) above; (iii) Mortgagee determines that restoration and repair of the Mortgaged Property to the condition required under paragraph 5(b) above will be completed within the greater of (A) three (3) months or (B) the period of time covered by the business interruption insurance then in effect from the date of the loss or casualty to the Mortgaged Property; and (iv) Mortgagee shall have received evidence reasonably satisfactory to it that during the period of restoration and repair of the Mortgaged Property to the condition required under subparagraph 5(b) above, the sum of (A) income derived from the Mortgaged Property, as reasonably determined by Mortgagee, plus (B) proceeds of business interruption insurance, if any, to be paid, plus (C) amounts that Mortgagor demonstrates to Mortgagee's reasonable satisfaction will be made available by Mortgagor from other sources during such period will equal or exceed the sum of (D) expenses in connection with the operation of the Mortgaged Property and (E) the debt service under the Note.

         6.       LEASES AND RENTS.

                  (a) Mortgagor does hereby absolutely and unconditionally assign to Mortgagee its right, title and interest in all current and future Leases and Rents, it being intended by Mortgagor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Such assignment to Mortgagee shall not be construed to bind Mortgagee to the performance of any of the covenants, conditions or provisions contained in any such Lease or otherwise to impose any obligation upon Mortgagee. Mortgagor agrees to execute and deliver to Mortgagee such additional instruments, in form and substance reasonably satisfactory to Mortgagee, as may hereafter be requested by Mortgagee to further evidence and confirm such assignment. Nevertheless, subject to the terms of this paragraph 6, Mortgagee grants to Mortgagor a revocable license to operate and manage the Mortgaged Property and to collect the Rents. Mortgagor shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, in trust for the benefit of Mortgagee for use in the payment of such sums. Upon an Event of Default, the license granted to Mortgagor herein shall be automatically revoked and Mortgagee shall immediately be entitled to possession of all Rents, whether or not Mortgagee enters upon or takes control of the Mortgaged Property. Mortgagee is hereby granted and assigned by Mortgagor the right, at its option upon the revocation of the license granted herein to enter upon the Mortgaged Property in person, by agent or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of the license herein granted may be applied toward payment of he Debt in such priority and proportion as Mortgagee in its discretion shall deem proper.

                  (b) Upon request, Mortgagor shall furnish Mortgagee with copies of all Leases and all amendments or modifications of any Lease. All Leases shall provide that each such Lease is subordinate to this Mortgage and that the sublessee agrees to attorn to Mortgagee. Mortgagor (i) shall observe and perform all the obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to impair the value of the Leases as security for the Debt; (ii) shall upon request by Mortgagee, send Mortgagee copies of all notices of default sent to or received by Mortgagee under the Leases; (iii) shall enforce all of the terms, covenants and conditions contained in the Leases on the part of the lessee thereunder to be observed or performed;
(iv) shall not collect any of the Rents more than one (1) month in advance (except with respect to collection of the final month's rent as security); (v) shall not execute any other assignment of lessor's interest in the leases or the Rents; and (vi) shall execute and deliver at the request of

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Mortgagee all such further assurances, confirmations and assignments in connection with the Mortgaged Property as Mortgagee shall from time to time require.

                  (c) Mortgagor shall not, without the prior, written consent of Mortgagee permit the Mortgaged Property to be used or occupied by anyone other than (i) Mortgagor or (ii) a tenant which is a wholly-owned subsidiary of Mortgagor or a third party tenant, each under a Lease approved by Mortgagee, and after any such Lease has been so approved by Mortgagee, it may not be amended, modified, terminated, cancelled or surrendered without Mortgagee's written consent.

         7. MAINTENANCE OF MORTGAGED PROPERTY. Mortgagor shall cause the Mortgaged Property to be maintained in a good and safe condition and repair. The Improvements and the Equipment shall not be removed, demolished or materially altered (except for normal removal of Equipment, provided same is replaced with Equipment of equivalent quality) without the written consent of Mortgagee. Mortgagor shall promptly comply with all laws, orders and ordinances affecting the Mortgaged Property and the use thereof. Mortgagor shall promptly repair, replace or rebuild any part of the Mortgaged Property that (i) is damaged or destroyed by any casualty (provided that, if no Event of Default is continuing hereunder, Mortgagee provides Mortgagor with the Insurance Proceeds relating to such casualty), (ii) becomes damaged, worn or dilapidated, or (iii) is affected by any proceeding of the character referred to in paragraph 5 hereof (provided that, if no Event of Default is continuing hereunder, Mortgagee provides Mortgagor with the Condemnation Proceeds relating to such proceeding) and Mortgagor shall complete and pay for any structure at any time in the process of construction or repair on the Land. Mortgagor shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Mortgaged Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Mortgaged Property is or shall become a nonconforming use, Mortgagor will not cause or permit such nonconforming use to be discontinued or abandoned without the express written consent of Mortgagee.

         8.       TRANSFER OR ENCUMBRANCE OF THE MORTGAGED PROPERTY.

                  (a) Mortgagor acknowledges that Mortgagee has examined and relied on the creditworthiness of Mortgagor and experience of Mortgagor in owning and operating properties such as the Mortgaged Property in agreeing to make the loan secured hereby, and that Mortgagee will continue to rely on Mortgagor's ownership of the Mortgaged Property as a means of maintaining the value of the Mortgaged Property as security for repayment of the Debt. Mortgagor acknowledges that Mortgagee has a valid interest in maintaining the value of the Mortgaged Property so as to ensure that, should Mortgagor default in the repayment of the Debt, Mortgagee can recover the Debt by a sale of the Mortgaged Property. Mortgagor shall not, without the prior written consent of Mortgagee, sell, convey, alien, mortgage, encumber, pledge or otherwise transfer the Mortgaged Property or any part thereof, or permit the Mortgaged Property or any part thereof to be sold, conveyed, aliened, mortgaged, encumbered, pledged or otherwise transferred (any of the foregoing, a "TRANSFER").

                  (b) A Transfer of the Mortgaged Property within the meaning of this paragraph 8 shall be deemed to include:

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

                  (i) an installment sales agreement wherein Mortgagor agrees to sell the Mortgaged Property or any part thereof for a price to be paid in installments;

                  (ii) an agreement by Mortgagor selling, leasing, assigning or otherwise transferring all or a substantial part of the Mortgaged Property, or a sale, assignment or other transfer of, or the grant of a security interest in, Mortgagor's right, title and interest in and to any Leases or any Rents; and

                  (iii) any voluntary or involuntary Transfer of a Control Individual's (hereinafter defined) Controlling Interests (hereinafter defined) or any voluntary or involuntary event whereby a Control Individual's Controlling Interests are diluted or his or her Control over Mortgagor is otherwise diminished.

                  (c) Mortgagee shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Mortgagor's Transfer of the Mortgaged Property without Mortgagee's consent; this provision shall apply to every Transfer of the Mortgaged Property regardless of whether voluntary or not, or whether or not Mortgagee has consented to any previous Transfer of the Mortgaged Property.

                  (d) For purposes of this paragraph 8, the following terms shall have the following meanings: "CONTROL" when used with respect to Mortgagor means the power to direct the respective management and policies of Mortgagor, directly or indirectly, whether through the ownership of voting securities, membership interests, partnership interests or any other beneficial interest, by contract or otherwise, whether acting alone or with others; "CONTROL INDIVIDUAL" shall mean Aqua Care Systems, Inc.; "CONTROLLING INTERESTS" shall mean those beneficial interests or contract rights in or with respect to the Mortgagor (or any entity that has a direct or indirect beneficial interest in Mortgagor) that give a Control Individual his or her Control over Mortgagor; "NON-CONTROLLING INTERESTS" shall mean any beneficial interests in Mortgagor (or any entity that has a direct or indirect beneficial interest in the Mortgagor) that are not Controlling Interests.

         9. ESTOPPEL CERTIFICATES AND NO DEFENSE AFFIDAVITS. After request by Mortgagee, Mortgagor shall within twenty (20) days furnish Mortgagee with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal balances of all Advances under the Note, (iii) the rate of interest of under the Note, (iv) the date installments of interest and/or principal were last paid, (v) any offsets or defenses to the payment of the Debt, if any, and (vi) that the Note and this Mortgage are valid, legal and binding obligations and have not been modified or if modified, giving the particulars of such modification.

         10. CHANGES IN THE LAWS REGARDING TAXATION. If any law is enacted or adopted or amended after the date of this Mortgage which deducts the Debt from the value of the Mortgaged Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Mortgagee's interest in the Mortgaged Property, Mortgagor will pay such tax, with interest and penalties thereon, if any. In the event Mortgagee is advised by counsel chosen by it that the

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

payment of such tax or interest and penalties by Mortgagor would be unlawful or taxable to Mortgagee or unenforceable or provide the basis for a defense of usury, then in any such event, Mortgagee shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

         11. NO CREDITS ON ACCOUNT OF THE DEBT. Mortgagor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Mortgaged Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Mortgaged Property, or any part thereof, for real estate tax purposes by reason of this Mortgage or the Debt. In the event such claim, credit or deduction shall be required by law, Mortgagee shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

         12       DOCUMENTARY STAMPS. If the United States of America, the State
of New York or any subdivision thereof imposes any taxes or charges with respect to, or requires that revenue or other stamps be affixed to, the Note, this Mortgage, or any other document or instrument recorded, filed or executed relative to the Debt, Mortgagor will pay for the same, with interest and penalties thereon, if any.

         13. USURY LAWS. The parties hereto intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof, the parties hereto stipulate and agree that none of the terms and provisions contained in this Mortgage or any other Loan Document shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect. Mortgagor, any present or future guarantor or any other person hereafter becoming liable for the payment of the Obligations, shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable law from time to time in effect, and the provisions of this paragraph shall control over all other provision of the Loan Documents which may be in conflict therewith. If any indebtedness or obligation owed by Mortgagor under the Loan Documents is prepaid or accelerated and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or Mortgagee shall otherwise collect moneys which are determined to constitute interest which would otherwise increase the interest on all or any part of such obligations to an amounts in excess of that permitted to be charged by applicable law then in effect, then all such sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related indebtedness or obligations or, at Mortgagee's option returned to Mortgagor or the other payor thereof upon such determination. In determining whether or not any amount paid or payable, under any circumstance, exceeds the maximum amount permitted under applicable law, Mortgagee and Mortgagor shall to the greatest extent permitted under applicable law, characterize any non-principal payment as an expense, fee or premium rather than as interest, and amortize, prorate, allocate and spread the total amount of interest throughout the entire contemplated term of the Note in accordance with the amounts outstanding from time to time hereunder and the Maximum Rate from time to time in effect under applicable law in order to lawfully charge the maximum amount of interest permitted under applicable law. If at any time the rate at which interest is payable hereunder exceeds the Maximum Rate, the amount outstanding hereunder shall bear interest at the

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Maximum Rate only, but shall continue to bear interest at the Maximum Rate until such time as the total amount of interest accrued hereunder equals (but does not exceed) the total amount of interest which would have accrued hereunder had there been no Maximum Rate applicable hereto. In the event applicable law provides for an interest ceiling under Chapter 303 of the Texas Finance Code, that ceiling shall be the indicated (weekly) ceiling and shall be used when appropriate in determining the maximum rate permitted by applicable law. As used in this section, (i) the term "applicable law" means the laws of the State of Texas or the laws of the United States of America, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future, and (ii) the term "MAXIMUM RATE" means, at the time of determination, the maximum rate of interest which, under applicable law, may then be charged hereunder.

         14.      PERFORMANCE OF LEASES; SECURITY AGREEMENT.

                  (a) Mortgagor will comply with the terms and provisions of the Leases and will faithfully perform all of its obligations under the Leases and promptly cure any default by it under any of the provisions thereof. Mortgagor shall promptly send to Mortgagee a true and correct copy of any notice, report, certificate or other communication that Mortgagor is obligated to deliver in connection with any Lease.

                  (b) Mortgagor hereby assigns and transfers to Mortgagee and creates a security interest in all of Mortgagor's right, title and interest in and to the consideration, in whatever form delivered, for the sale, transfer or conveyance of Mortgagor's interest in the Leases.

         15. PERFORMANCE OF OTHER AGREEMENTS. Mortgagor shall observe and perform each and every term to be observed or performed by Mortgagor pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Mortgaged Property.

         16. FURTHER ACTS, ETC. Mortgagor will, at the cost of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge, and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Mortgagee shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Mortgagee the property and rights hereby mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage. Mortgagor, on demand, will execute and deliver and hereby authorizes Mortgagee to execute in the name of Mortgagor or without the signature of Mortgagor to the extent Mortgagee may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Mortgagee in the Mortgaged Property. Mortgagor grants to Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Mortgagee at law and in equity, including without limitation such rights and remedies available to Mortgagee pursuant to this paragraph 16.

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         17.      TRUST FUND. Mortgagor shall, in compliance with Section 13 of the Lien Law, receive the advances secured hereby and shall hold the right to receive the advances as a trust fund to be applied first for the purpose of paying the cost of any improvement and shall apply the advances first to the payment of the cost of any such improvement on the Mortgaged Property before using any part of the total of the same for any other purpose.

         18. RECORDING OF MORTGAGE, ETC. Mortgagor forthwith upon the execution and delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest of Mortgagee in, the Mortgaged Property. Mortgagor will pay and be responsible for all mortgage taxes and other taxes and charges and all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Mortgage, any mortgage supplement hereto, any security instrument or financing statement with respect to the Mortgaged Property, any instrument of further assurance, and any filings necessary to perfect and maintain Mortgagee's lien on and security interest in the Mortgaged Property, and all federal, state, county, and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance. Mortgagor shall hold harmless and indemnify Mortgagee, its successors and, assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Mortgage and Mortgagee's funding from time to time of the Term Advances.

         19. PREPAYMENT. The Debt may not be voluntarily or involuntarily prepaid in whole or in part, except in accordance with the Note, and this Mortgage also secures any termination fees or penalties due under the Note.

         20. EVENTS OF DEFAULT. The Debt shall become immediately due and payable at the option of Mortgagee, without notice or demand, upon any one or more of the following events ("EVENTS OF DEFAULT"):

                  (a) if any portion of the Debt is not paid when due;

                  (b) if any of the Taxes or Other Charges are not paid when the same are due and payable;

                  (c) if the Policies are not kept in full force and effect, or if the Policies are not delivered to Mortgagee upon request;

                  (d) if Mortgagor violates or does not comply with any of the provisions of this Mortgage, including, without limitation paragraphs 3, 4, 5, 6, 7 or 8 hereof;

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                  (e) if a default by Mortgagor under any Lease shall continue beyond any applicable notice or grace period, or if any Lease shall be modified, amended, terminated, surrendered or assigned by Mortgagor, without the prior, written consent of Mortgagee;

                  (f) if any representation or warranty of Mortgagor made herein, or by Aqua Care Systems, Inc. ("GUARANTOR") in the Amended and Restated Continuing Guaranty, dated as of the date hereof, made by Guarantor for the benefit of Mortgagee (the "GUARANTEE OF PAYMENT"), or in any certificate, report, financial statement oi other instrument or document furnished to Mortgagee by Mortgagor or Guarantor shall have been false or misleading in any material respect when made;

                  (g) if Mortgagor or Guarantor shall make an assignment for the benefit of creditors or if Mortgagor or Guarantor shall generally not be paying its debts as they become due;

                  (h) if a receiver, liquidator, or trustee of Mortgagor or Guarantor shall be appointed or if Mortgagor or Guarantor shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization, or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Mortgagor or Guarantor or if any proceeding for the dissolution or liquidation of Mortgagor or Guarantor shall be instituted by a third party, and same is not dismissed within 30 days;

                  (i) [Intentionally Omitted]

                  (j) if the Mortgaged Property becomes subject to any mechanic's, materialman's or other lien other than a lien for local real estate taxes and assessments not then due and payable and such lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of sixty
(60) calendar days after Mortgagor's receipt of notice thereof;

                  (k) if Mortgagor fails to cure promptly any violations of laws or ordinances affecting the Mortgaged Property and such failure continues for a period of thirty (30) calendar days after Mortgagor's receipt of notice thereof;

                  (1) if Mortgagor shall be in default beyond any applicable notice and cure period under any other term, covenant or condition of the Loan Agreement, this Mortgage, or any of the other Loan Documents or if an Event of Default under the Loan Agreement occurs; or

                  (m) if at any time while this Mortgage is of record, Aqua Care Systems, Inc. shall fail to own one hundred percent (100%) of the ownership interests in Mortgagor of shall cease to have primary responsibility for the day-to-day management and Control of Mortgagor.

         21. DEFAULT INTEREST. Upon the occurrence of any Event of Default, at the option of Mortgagee, Mortgagor shall pay Default Interest on all sums due Mortgagee, with respect to the Debt for any period after an Event of Default occurs. The Default Rate shall be computed from the occurrence of the Event of Default until the actual receipt and collection of the Debt. This charge shall be added to the Debt, and shall be deemed secured by this Mortgage. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt,

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

nor as a waiver of any other right or remedy accruing to Mortgagee by reason of the occurrence of any Event of Default.

         22. MORTGAGOR'S RIGHT TO MAKE ADVANCES, ETC. Upon the occurrence of any Event of Default or if Mortgagor fails to make any payment or to do any act as herein provided, Mortgagee may, but without any obligation to do so and without notice to or demand on Mortgagor and without releasing Mortgagor from any obligation hereunder, make or do the same in such manner and to such extent as Mortgagee may deem necessary to protect the security hereof. Mortgagee is authorized to enter upon the Mortgaged Property for such purposes or appear in, defend, or bring any action or proceeding to protect its interest in the Mortgaged Property or to foreclose this Mortgage or collect the Debt, and the reasonable cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law and any appraisal fees), with interest calculated at the Default Rate, shall constitute a portion of the Debt and shall be secured by this Mortgage and the other Loan Documents and shall be due and payable to Mortgagee upon demand. All such costs and expenses incurred by Mortgagee in remedying such Event of Default or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Mortgagee that such cost or expense was incurred to the date of payment of Mortgagee.

         23. LATE PAYMENT CHARGE. If any portion of the Debt is not paid within fifteen (15) calendar days after the date on which it is due, Mortgagor shall pay to Mortgagee upon demand a late charge equal to the lesser of two percent (2%) of such unpaid portion of the Debt or the maximum amount permitted by applicable law, to defray the expense incurred by Mortgagee in handling and processing such delinquent payment and to compensate Mortgagee for the loss of the use of such delinquent payment, and such amount shall be secured by this Mortgage.

         24. PREPAYMENT AFTER EVENT OF DEFAULT. If following the occurrence of any Event of Default, Mortgagor shall tender payment of an amount sufficient to satisfy the Debt at any time prior to a sale of the Mortgaged Property either through foreclosure or the exercise of other remedies available to Mortgagee under this Mortgage, such tender by Mortgagor shall be deemed to be a voluntary prepayment under the Note and this Mortgage in the amount tendered, and Mortgagor shall, in addition to the entire Debt, also pay to Mortgagee the applicable termination fees and other sums due under the Note.

         25. RIGHT OF ENTRY. Mortgagee and its agents shall have the right to enter and inspect the Mortgaged Property at all reasonable times.

         26.      REMEDIES.

                  (a) Upon the occurrence of any Event of Default, Mortgagee may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Mortgagor and in and to the Mortgaged Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee:

Mortgage, Security Agreement, and Assignment of Leases and Rents - Page 16

                  (i) declare the entire Debt to be immediately due and payable;

                  (ii) institute proceedings for the complete foreclosure of this Mortgage, in which case the Mortgaged Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

                  (iii) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Debt then due and payable, subject to the continuing lien of this Mortgage for the balance of the Debt not then due;

                  (iv) sell for cash or upon credit the Mortgaged Property or any part thereof and all estate, claim, demand, right, title and interest of Mortgagor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entity or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

                  (v) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein or in the Loan Agreement;

                  (vi) recover judgment on the Debt evidenced by the Note either before, during or after any proceedings for the enforcement of this Mortgage;

                  (vii) apply for the appointment of a receiver of the Mortgaged Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of the Mortgagor, Guarantor or of any person, firm or other entity liable for the payment of the Debt;

                  (viii) enforce Mortgagee's interest in the Leases and Rents and enter into or upon the Mortgaged Property, either personally or by its agents, nominees or attorneys and dispossess Mortgagor and its agents and servants therefrom, and thereupon Mortgagee may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and any part of the Mortgaged Property and conduct the business thereat; (B) make alterations, additions, renewals, replacements and improvements to or on the Mortgaged Property; (C) exercise all rights and powers of Mortgagor with respect to the Mortgaged Property, whether in the name of Mortgagor or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Mortgaged Property and every part thereof; and
         (D) apply the receipts from the Mortgaged Property to the payment of the Debt, after deducting therefrom all reasonable expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, assessments, insurance and Other Charges in connection with the Mortgaged Property, as well as just and reasonable compensation for the services of Mortgagee, its counsel, agents and employees; or

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                  (ix) pursue such other rights and remedies as may be available at law and in equity.

         In the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Mortgage shall continue as a lien on the remaining portion of the Mortgaged Property.

                  (b) The proceeds of any sale made under or by virtue of this paragraph, together with any other sums which then may be held by Mortgagee under this Mortgage, whether under the provisions of this paragraph or otherwise, shall be applied by Mortgagee to the payment of the Debt in such priority and proportion as Mortgagee in its discretion shall deem proper.

                  (c) To the extent permitted by applicable law, Mortgagee may adjourn from time to time any sale by it to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

                  (d) Upon the completion of any sale or sales made by Mortgagee under or by virtue of this paragraph, Mortgagee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Mortgagee is hereby irrevocably appointed the true and lawful attorney of Mortgagor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Property and rights so sold and for that purpose Mortgagee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Mortgagor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Any such sale or sales made under or by virtue of this paragraph shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Mortgagor.

                  (e) Upon any sale made under or by virtue of this paragraph, Mortgagee may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Debt the net sales price after deducting therefrom the expenses of the sale and costs of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage.

                  (f) No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Mortgagor shall affect in any manner or to any extent the lien of this Mortgage upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of Mortgagee hereunder, but such liens, rights, powers, and remedies of Mortgagee shall continue unimpaired as before.

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         27.      REASONABLE USE AND OCCUPANCY. In addition to the rights which
Mortgagee may have herein, upon the occurrence of any Event of Default, Mortgagee, at its option, may require Mortgagor to pay monthly in advance to Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be occupied by Mortgagor or may require Mortgagor to vacate and surrender possession of the Mortgaged Property to Mortgagee or to such receiver and, in default thereof, Mortgagor may be evicted by summary proceedings or otherwise.

         28. SECURITY AGREEMENT. This Mortgage is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Mortgaged Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Mortgagor in the Mortgaged Property. Mortgagor by executing and delivering this Mortgage has granted and hereby grants to Mortgagee, as security for the Debt, a security interest in the Mortgaged Property to the full extent that the Mortgaged Property may be subject to the Uniform Commercial Code. If an Event of Default shall occur, Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the Collateral. Upon the request or demand of Mortgagee, Mortgagor shall at its expense assemble the Collateral and make it available to Mortgagee at a convenient place acceptable to Mortgagee. Mortgagor shall pay to Mortgagee on demand any and all expenses, including legal expenses and reasonable attorneys' fees, incurred or paid by Mortgagee in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Collateral sent to Mortgagor in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute commercially reasonable notice to Mortgagor. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Mortgagee to the payment of the Debt in such priority and proportions as Mortgagee in its discretion shall deem proper.

         This Mortgage shall also constitute as "fixture filing" for the purposes of the Uniform Commercial Code against all of the Mortgaged Property which is or is to become fixtures. Information concerning the security interest herein granted may be obtained at the address of Debtor (Mortgagor) and Secured Party (Mortgagee) as set forth in the first paragraph of this Mortgage.

         29. ACTIONS AND PROCEEDINGS. Mortgagee has the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of Mortgagor, which Mortgagee, in its discretion, decides should be brought to protect their interest in the Mortgaged Property. Mortgagee shall, at its option, be subrogated to the lien of any mortgage or other security instrument discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional security for the payment of the Debt.

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         30.      WAIVER OF COUNTERCLAIM. Mortgagor hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Mortgagee.

         31. RECOVERY OF SUMS REQUIRED TO BE PAID. Mortgagee shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced.

         32. MARSHALLING AND OTHER MATTERS. Mortgagor hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Mortgaged Property or any part thereof or any interest therein. Further, Mortgagor, to the extent permitted by law, hereby expressly waives any and all rights of redemption from sale under any order, or decree of foreclosure of this Mortgage on behalf of Mortgagor, and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date of this Mortgage and on behalf of all persons to the extent permitted by applicable law.

         33. HAZARDOUS WASTE AND ASBESTOS. Mortgagor hereby represents and warrants to Mortgagee that to the best of Mortgagor's knowledge after diligent inquiry: (a) the Mortgaged Property is not in direct or indirect violation of any local, state, federal or other governmental authority, statute, ordinance, code, order, decree, law, rule or regulation pertaining to or imposing liability or standards of conduct concerning environmental regulation, contamination or clean-up including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, as amended ("CERCLA"), the Resource Conservation and Recovery Act, as amended ("RCRA"), and any state super-lien and environmental clean-up statutes (collectively, "ENVIRONMENTAL LAWS"); (b) the Mortgaged Property is not subject to any private or governmental lien or judicial or administrative notice or action relating to hazardous and/or toxic, dangerous and/or regulated, substances, wastes, materials, pollutants or contaminants, petroleum, tremolite, anthlophylie or actinolite or polychlorinated biphenyls (including, without limitation, any raw materials which include hazardous constituents) and any other substances or materials which are included under or regulated by Environmental Laws (collectively, "HAZARDOUS MATERIALS"); (c) no Hazardous Materials are or have been, prior to Mortgagor's acquisition of the Mortgaged Property, discharged, generated, treated, disposed of or stored on, incorporated in, or removed or transported from the Mortgaged Property otherwise than in compliance with all Environmental Laws; and (d) there is no asbestos present in, and no underground storage tanks exist on, any of the Mortgaged Property. So long as Mortgagor owns or is in possession of the Mortgaged Property, Mortgagor shall keep or cause the Mortgaged Property to be kept free from Hazardous Materials and in compliance with all Environmental Laws and shall promptly notify Mortgagee if Mortgagor shall become aware of any Hazardous Materials on the Mortgaged Property and/or if Mortgagor shall become aware that the Mortgaged Property is in direct or indirect violation of any Environmental Laws, and Mortgagor shall remove such Hazardous Materials and/or cure such violations, as applicable, as required by law, promptly after Mortgagor becomes aware of same, at Mortgagor's sole expense. Nothing herein shall prevent Mortgagor from recovering such expenses from any other party that may be liable for such removal or cure. Upon Mortgagee's reasonable request, at

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any time and from time to time while this Mortgage is in effect, but not more frequently than once per calendar year, unless Mortgagee has determined that reasonable cause exists for the performance of additional environmental inspections or audits of the Mortgaged Property, Mortgagor shall provide, at Mortgagor's expense, an inspection or audit of the Mortgaged Property prepared by a licensed hydrogeologist or licensed environmental engineer approved by Mortgagee indicating the presence or absence of Hazardous Materials on the Mortgaged Property. If Mortgagor fails to provide such inspection or audit within thirty (30) days after such request, Mortgagee may order same, and Mortgagor hereby grants to Mortgagee and its employees and agents access to the Mortgaged Property and a license to undertake such inspection or audit. The obligations and liabilities of Mortgagor under this paragraph 33 shall survive any termination, satisfaction, or assignment of this Mortgage, any Transfer and/or any exercise by Mortgagee of any of its rights or remedies hereunder, including but not limited to, the acquisition of the Mortgaged Property by foreclosure or a conveyance in lieu of foreclosure.

         34.      HANDICAPPED ACCESS.

                  (a) Mortgagor agrees that the Mortgaged Property shall at all times comply to the extent applicable with the requirements of the Americans with Disabilities Act of 1990, all state and local laws and ordinances related to handicapped access and all rules, regulations, and orders issued pursuant thereto, including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Building and Facilities (collectively, "ACCESS LAWS").

                  (b) Mortgagor agrees to give prompt notice to Mortgagee of the receipt by Mortgagor of any complaints related to violations of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.

         35. INDEMNIFICATION. In addition to any other indemnifications provided herein or in the Loan Agreement or the other Loan Documents, Mortgagor shall protect, defend, indemnify and save harmless Mortgagee from and against all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Mortgagee, INCLUDING THOSE CAUSED BY OR RESULTING FROM MORTGAGEE'S ORDINARY NEGLIGENCE, except to the extent resulting from Mortgagee's gross negligence or willful misconduct, by reason of (a) ownership of this Mortgage or the Mortgaged Property or any interest therein; (b) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Mortgaged Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (c) any use, nonuse or condition in, on or about the Mortgaged Property or any part thereof or on adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (d) any failure on the part of Mortgagor to perform or comply with any of the terms of this Mortgage; (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof; (f) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release, or threatened release of any Hazardous Materials on, from, or affecting the Mortgaged Property or any other property; (g) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials; (h) any lawsuit brought or threatened, settlement reached, or government order relating

Mortgage, Security Agreement, and Assignment of Leases and Rents - Page 21 to such Hazardous Materials; (i) any violation of the Environmental Laws, which are based upon or in any way related to such Hazardous Materials including, without limitation, the costs and expenses of any remedial action, attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses; and (j) any failure of the Mortgaged Property to comply with any Access Laws. Any amounts payable to Mortgagee by reason of the application of this paragraph 35 shall be secured by this Mortgage and shall become immediately due and payable and shall bear interest at the Default Rate from the date any payment is made by Mortgagee hereunder until such payment is reimbursed by Mortgagor. The obligations and liabilities of Mortgagor under this paragraph 35 shall survive any termination, satisfaction or assignment of this Mortgage, any Transfer and/or any exercise by Mortgagee of any of its rights and remedies hereunder, including but not limited to, the acquisition of the Mortgaged Property by foreclosure or a conveyance in lieu of foreclosure.

         36. NOTICES. Any notice, demand, statement, request or consent made hereunder shall be in writing to the other party hereto at its address set forth below or at such other address as such party may designate by notice to the other party hereto and shall be deemed given (i) on receipt, if mailed, by certified or registered U.S. mail, return receipt requested, postage prepaid;
(ii) on receipt, if delivered, fee prepaid, to a national overnight delivery service (such as Federal Express, Purolator Courier, U.P.S. Next Day Air); or
(iii) when delivered, if delivered by hand, as evidenced by a signed receipt:

         To Mortgagor:

                  ACS Acquisition Corp.
                  1182 N.W. 37th Street
                  Coral Springs, Florida 33065
                  Attention: _________________
                  Telephone: 954-796-333i

         To Mortgagee:

                  Guaranty Business Credit Corporation
                  8333 Douglas Avenue, Suite 530
                  Dallas, Texas  75225
                  Attention: ACS Loan Officer
                  Telephone: 214-360.3424

Refusal to accept delivery of any notice shall be deemed to be receipt of such notice.

         37. AUTHORITY. (a) Mortgagor (and the undersigned representative of Mortgagor) has full power, authority and right to execute, deliver and perform its obligations pursuant to this Mortgage, and to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, hypothecate and assign the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Mortgage on Mortgagor's part to be performed and (b) Mortgagor represents and warrants that Mortgagor is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal

Mortgage, Security Agreement, and Assignment of Leases and Rents - Page 22

Revenue Code of 1986, as amended and the related Treasury Department regulations, including temporary regulations.

         38. WAIVER OF NOTICE. Mortgagor shall not be entitled to any notices of any nature whatsoever from Mortgagee except with respect to matters for which this Mortgage specifically and expressly provides for the giving of notice by Mortgagee to Mortgagor and except with respect to matters for which Mortgagee is required by applicable law to give notice, and Mortgagor hereby expressly waives the right to receive any notice from Mortgagee with respect to any matter for which this Mortgage does not specifically and expressly provide for the giving of notice by Mortgagee to Mortgagor.

         39. SOLE DISCRETION OF MORTGAGEE. Wherever pursuant to this Mortgage, Mortgagee exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Mortgagee, the decision of Mortgagee to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Mortgagee and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

         40. NON-WAIVER. The failure of Mortgagee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Mortgage. Mortgagor shall not be relieved of Mortgagor's obligations hereunder by reason of (a) the failure of Mortgagee to comply with any request of Mortgagor to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Loan Agreement or the other Loan Documents, (b) the release, regardless of consideration, of the whole or any part of the Mortgaged Property, or of any Person liable for the Debt or any portion thereof, or (c) any agreement or stipulation by Mortgagee extending the time of payment or otherwise modifying or supplementing the terms of the Loan Agreement, this Mortgage or the other Loan Documents. Mortgagee may resort for the payment of the Debt to any other security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect. Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Mortgagee thereafter to foreclose this Mortgage. The rights and remedies of Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

         41. NO ORAL CHANGE. This Mortgage, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Mortgagor or Mortgagee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         42. SECTION 254 OF REAL PROPERTY LAW. All covenants hereof, other than those included in the New York statutory form of mortgage, shall be construed as affording to Mortgagee rights additional to, and not exclusive of, the rights conferred under the provisions of Section 254 of the Real Property Law of the State of New York.

Mortgage, Security Agreement, and Assignment of Leases and Rents - Page 23

         43. COMMERCIAL PROPERTY. Mortgagor represents that this Mortgage does not encumber real property principally improved or to be improved by one or more structures containing in the aggregate not more than six residential dwelling units, each having its own separate cooking facilities.

         44. MAXIMUM PRINCIPAL INDEBTEDNESS. Notwithstanding anything to the contrary contained herein, the maximum amount of principal indebtedness secured by the Mortgage or which under any contingency may be secured by this Mortgage is $312,900.00.

         45. SECTION 291-F AGREEMENT. This Mortgage is intended to be, and shall operate as, the agreement described in Section 291-f of the Real Property Law of the State of New York, and shall be entitled to the benefits afforded thereby. Mortgagor shall (unless such notice is contained in such tenant's Lease) deliver notice of this Mortgage in form and substance acceptable to Mortgagee, to all present and future holders of any interest in any Lease, by assignment or otherwise, and shall taken such other action as may now or hereafter be reasonably required to afford Mortgagee the full protections and benefits of Section 291-f. Mortgagor shall request the recipient of any such notice to acknowledge the receipt thereof.

         46. SUCCESSORS AND ASSIGNS. This Mortgage shall be binding upon and inure to the benefit of Mortgagor and Mortgagee and their respective heirs, personal representatives, successors and assigns forever.

         47. INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Loan Agreement or this Mortgage is held to be invalid, illegal or unenforceable in any respect, the Loan Agreement and this Mortgage shall be construed without such provision.

         48. HEADINGS, ETC. The headings and captions of various paragraphs of this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

         49. GOVERNING LAW. This Mortgage shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

         50. DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage may be used interchangeably in singular or plural form and the word "Mortgagor" shall mean "each Mortgagor and any subsequent owner or owners of the Mortgaged Property or any part thereof or any interest therein," the word "Mortgagee" shall mean "Mortgagee and any subsequent holder of the Loan Agreement and the Note," the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Mortgage," the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, and any other entity, and the words "Mortgaged Property" shall include any portion of the Mortgaged Property and any interest therein. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms and the singular form of nouns and pronouns shall include the plural and vice versa.

Mortgage, Security Agreement, and Assignment of Leases and Rents - Page 24

         51. WAIVER OF TRIAL BY JURY. MORTGAGOR AND MORTGAGEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE LOAN EVIDENCED BY THE NOTE OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THE NOTE, THIS MORTGAGE, OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF MORTGAGOR OR MORTGAGEE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR MORTGAGEE'S MAKING OF THE LOAN SECURED BY THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS.

         52. ASSIGNMENT. Mortgagee shall have the right, exercisable at any time and from time to time, to sell, transfer or assign the Mortgage and the other Loan Documents, or grant participations therein, or issue certificates or securities evidencing a beneficial interest therein in a rated or unrated public offering or private placement, and Mortgagee may forward to any purchaser, transferee, assignee, servicer, participant, investor or credit rating agency rating such securities (collectively, an "INVESTOR" or prospective Investor all documents and information in Mortgagee's possession with respect to Mortgagor, the Mortgaged Property and the Loan Documents as such Investor or prospective Investor may request.

         53. CONFLICTING PROVISIONS. To the extent any provision (including, without limitation, any covenant, default, or event of default) in this Mortgage conflicts with any provision in the Loan Agreement, the provisions that is more restrictive on Mortgagor shall prevail.

         IN WITNESS WHEREOF, Mortgagor has executed this Mortgage, intending to be legally bound, the day and year first above written.

                                              ACS ACQUISITION CORP.


                                              By: /s/ NORMAN J. HOSKIN
                                                 -------------------------------
                                              Name: Norman J. Hoskin
                                                   -----------------------------
                                              Title: President / CEO
                                                    ----------------------------

Mortgage, Security Agreement, and Assignment of Leases and Rents - Page 25

STATE OF FLORIDA

COUNTY OF BROWARD

         On the 10th day of March, 2000, before me personally came Norman J. Hoskin to me known to be the individual who executed the foregoing instrument and, who, being duly sworn by me, did depose and say that he is the President / CEO of ACS ACQUISITION CORP., a New York corporation and that he executed the foregoing instrument in the name of ACS ACQUISITION CORP. and that he had authority to sign the same, and acknowledged that he executed the same as the act and deed of said corporation.

                   GEORGE J. OVERMEYER
                   COMMISSION # CC592402         /s/ GEORGE J. OVERMEYER
          [SEAL]   EXPIRES OCT 10, 2000       -----------------------------
                   BONDED THROUGH                     Notary Public
                   ATLANTIC BONDING CO., INC.

Mortgage, Security Agreement, and Assignment of Leases and Rents - Page 26

                                    EXHIBIT A

PARCEL I

                  ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Evans, County of Erie and State of New York, being part of Lot No. 63, Township 8, Range 9 of the Holland Land Company's Survey, bounded and described as follows:

                  Beginning at a point in the center of the Hardpan Road at its intersection with the southeasterly boundary of the right of way of the Pennsylvania Railroad (as now laid out); running thence southerly along the center line of the Hardpan Road a distance of 243.08 feet more or less to a point 180 feet southeasterly from the southeasterly bounds of said railroad (measured at right angles therefrom); thence southwesterly and parallel with the southeasterly boundary of said railroad and 180 feet southeasterly therefrom a distance of 601.23 feet more or less to the southerly boundary of lands conveyed to Laura A. Tucker by deed recorded in Erie County Clerk's Office in Liber 1960 of Deeds at page 184; thence westerly along the southerly boundary of said Laura
A. Tucker's land a distance of 265.13 feet more or less to the southeasterly boundary of said Pennsylvania Railroad right of way; thence northeasterly and along the southeasterly boundary of said railroad a distance of 959.26 feet more or less to the center line of said Hardpan Road at the point or place of beginning.

                  Said Parcel I contains 5.2 acres more or less.

PARCEL II

                  ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Evans, County of Erie and State of New York, being part of Lot No. 63, Township 8 and Range 9 of the Holland Land Company's Survey, beginning at a point in the center line of Hardpan Road 430.16 feet southerly from the southeast comer of lands conveyed to Borst Engineering Inc., measured along the center line of Hardpan Road, by deed recorded in Liber 2174 of Deeds at page 528;

                  THENCE westerly along a line parallel with the north fine of Lot No. 63, Township 8 and Range 9, 447.7 feet;

                  THENCE on an angle northeasterly along the southerly bounds of lands so conveyed to the Borst Engineering Inc., by deed recorded in Liber 2174 of Deeds at page 528, 606 feet to a point in the center line of Hardpan Road
430.16 feet north of the point of beginning.

                  THENCE southerly 430.16 feet to the point of beginning.

                  Said Parcel II contains 3.0 acres more or less.

Mortgage, Security Agreement, and Assignment of Leases and Rents - Page 27

PARCEL III

                  ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Evans, County of Erie and State of New York, being part of Lots Nos. 63 and 54, Township 8 and Range 9 of the Holland Land Company's Survey, and more particularly bounded and described as follows:

                  BEGINNING at the point of intersection of the westerly line of said Farm Lot 54 with the center line of that portion of Hardpan Road (now abandoned) which runs east and west, said point of beginning being about 1102.43 feet southerly from the northwesterly corner of said Farm Lot 54; running thence easterly along said center line of Hardpan Road 1146.74 feet; thence southerly along a line forming a southwesterly angle of 89(degree) 57' with the said center line of Hardpan Road 3083.16 feet to the southerly line of said Farm Lot 54; thence westerly along the southerly line of said Farm Lot 54 and the center line of Holland Road, which is also the southerly line of said Farm Lot 63, 1434. 11 feet to the point of intersection of the extension southerly of the center line of that portion of Hardpan Road which runs north and south with the southerly line of said Farm Lot 63, being at a point in the southerly line of said Farm Lot 63, which is about 277.19 feet westerly from the southeasterly comer of said Farm Lot 63; thence northerly along the center line of that portion of Hardpan Road which runs northerly and southerly and which is now abandoned, and along the center line of Hardpan Road as now constituted and used, and its extension northerly (now abandoned) 3069.77 feet to its intersection with the center line of that portion of Hardpan Road (now abandoned) which runs east and west; thence easterly along said center line of Hardpan Road 261.69 feet to the westerly line of Farm Lot 54 to the point or place of beginning.

                  EXCEPTING AND RESERVING therefrom the premises conveyed in a certain deed from Sarah M. Vedder and Caroline M. Vedder, co-executrices etc. to the Western New York and Pennsylvania Railroad Company, dated December 17, 1891 and duty recorded in Erie County Clerk's Office, December 28, 1891 in Liber 627 of Deeds at page 590;

                  EXCEPTING AND RESERVING also therefrom the premises conveyed in a certain deed from Sarah M. Vedder and Caroline M. Vedder, individually and as executrices, etc. to the New York, Chicago and St. Louis Railroad Company, dated January 15, 1892 and duly recorded in Erie County Clerk's Office, June 30, 1892 in Liber 666 of Deeds at page 252; and

                  EXCEPTING AND RESERVING also therefrom the premises conveyed by a certain deed from Eugene L. Conklin and wife to one, George W. Wooderson, dated April 4, 1914 and duly recorded in the Erie County Clerk's Office, July 17, 1914 in Liber 1256 of Deeds at page 396; and

                  EXCEPTING AND RESERVING also therefrom a parcel of land described as follows:

                  Beginning at a point in the center line of Miller Road, now called Hardpan Road, where it is intersected by the easterly line of the parcel first above described; thence westerly along the center fine of said Miller Road 500 feet; thence south parallel to the east line of Jozef Rochna farm 1500 feet; thence easterly parallel to the center line of Miller Road 500 feet to the east line of said farm; and thence north on said east line 1500 feet to the place of beginning.

Mortgage, Security Agreement, and Assignment of Leases and Rents - Page 28

                  Said Parcel III contains 72.6 acres more or less.

                  Together with all right, title and interest of Mortgagor in and to any streets and roads abutting the above described premises.

Mortgage, Security Agreement, and Assignment of Leases and Rents - Page 29

THIS INSTRUMENT AFFECTS REAL AND PERSONAL PROPERTY SITUATED IN
THE STATE OF NEW YORK, COUNTY OF ERIE, AFFECTING PREMISES SITUATED AT 9542-45 HARDPAN ROAD, EVANS, NEW YORK

                              ACS ACQUISITION CORP.
                                  ("MORTGAGOR")

                                       to

                      GUARANTY BUSINESS CREDIT CORPORATION,
                       doing business as Fidelity Funding

                                  ("MORTGAGEE")

                       AMENDED, RESTATED, AND CONSOLIDATED
          MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS,
                               AND FIXTURE FILING

                           dated as of March 14, 2000

            Property Location: 9542-45 Hardpan Road, Evans, New York

               DOCUMENT PREPARED BY AND WHEN RECORDED, RETURN TO:

    Guaranty Business Credit Corporation, doing business as Fidelity Funding
                         8333 Douglas Avenue, Suite 530
                               Dallas, Texas 75225
                            Attention: Elizabeth Helm


Amended and Restated Mortgage, Security Agreement, and Assignment of Leases and Rents -

THIS AMENDED, RESTATED, AND CONSOLIDATED MORTGAGE, SECURITY AGREEMENT, AND ASSIGNMENT OF LEASES AND RENTS AMENDS, RESTATES, CONSOLIDATES, AND SPREADS THE EXISTING MORTGAGES (AS SUCH TERM IS DEFINED BELOW). THE DEBT (AS DEFINED HEREIN) SECURED HEREBY AMENDS, RESTATES, AND CONSOLIDATES THE EXISTING DEBT (AS DEFINED BELOW) IN THE AGGREGATE PRINCIPAL BALANCE OF $1,774,500.00.

MORTGAGE RECORDING TAXES IN CONNECTION WITH THE EXISTING MORTGAGES WERE PAID IN CONNECTION WITH THE RECORDATION OF THE EXISTING MORTGAGES, AND NO ADDITIONAL MORTGAGE RECORDING TAXES ARE DUE IN CONNECTION WITH THE RECORDING HEREOF.

THIS INSTRUMENT IS TO BE FILED AND INDEXED IN THE REAL ESTATE RECORDS AND IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS UNDER THE NAMES OF MORTGAGOR AS "DEBTOR" AND MORTGAGEE AS "SECURED PARTY."

                       AMENDED, RESTATED, AND CONSOLIDATED
                          MORTGAGE, SECURITY AGREEMENT,
               ASSIGNMENT OF LEASES AND RENTS, AND FIXTURE FILING

         This Amended, Restated, and Consolidated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing (this "MORTGAGE") is executed as of March ___, 2000, by ACS Acquisition Corp., a New York corporation ("MORTGAGOR"), whose address for notice hereunder is 11820 N.W. 37th Street, Coral Springs, Florida 33065, for the benefit of Guaranty Business Credit Corporation, doing business as Fidelity Funding ("MORTGAGEE"), whose address for notice hereunder is 8333 Douglas Avenue, Suite 530, Dallas, Texas 75225.

                                    RECITALS:

         A. Mortgagee is the mortgagee under the following mortgages (collectively, the "EXISTING MORTGAGES"):

                  (i) Mortgage, Security Agreement and Assignment of Leases and Rents, dated as of June 4, 1997, from Mortgagor to Fidelity Funding, Inc. as mortgagee, recorded on June 6, 1997, at Liber 12746 of Mortgages page 0406 of the real property records of Erie County, New York, securing debt in the amount of $2,750,000.00, assigned by that certain ________, dated ________, 1999, executed by Fidelity Funding, Inc. to Mortgagee, recorded on ________, 1999, at Liber _______of Mortgages page _______ of the real property records of Erie County, New York.

                  (ii) Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing, of even date herewith, executed by Mortgagor to Mortgagee to be recorded or recorded in the real property records of Erie County, New York, securing debt of Mortgagor to Mortgagee in the original principal amount of $349,500.00.

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 1

         B. The debt secured by the Existing Mortgages described above is collectively referred to as the "EXISTING DEBT."

         C. The outstanding principal balance of the Existing Debt as of the date hereof is $1,774,500.00.

         D. Mortgagor has requested that Mortgagee combine and consolidate the outstanding principal balance of and extend the term of the Existing Debt to evidence one unified indebtedness in the aggregate principal amount of $1,774,500.00, and Mortgagee has agreed to do so, provided that Mortgagor agrees to certain modifications to the Existing Debt and the Existing Mortgages, including, INTER ALIA, changes to the interest rate and the amendment and complete restatement of the Existing Debt as evidenced by that certain Amended and Restated Loan and Security Agreement, dated of even date, between Mortgagor and Mortgagee.

         E. Mortgagor and Mortgagee, furthermore, desire to hereby consolidate, amend, completely restate, and supersede the terms of the Existing Mortgages.

         The Existing Mortgages and the respective liens thereof are hereby spread over those portions of the Mortgaged Property not already covered thereby. The Existing Mortgages and the respective liens thereof, as spread, are hereby combined, consolidated and coordinated with this Mortgage and the lien hereof, so that together they shall hereafter constitute in law but one mortgage, a single lien, covering the Mortgaged Property and securing the indebtedness secured hereby, together with interest thereon as provided in the Note (hereinafter defined). This Mortgage is not intended to and shall not extinguish any of the indebtedness or obligations of Mortgagor under the Existing Notes or the Existing Mortgages in such manner as would constitute a release or novation of the original indebtedness or obligations under the Existing Debt or the Existing Mortgages, nor shall this Mortgage affect or impair the priority of any liens created thereby, it being the intention of the parties hereto to preserve all liens and security interests securing the payment of the Existing Debt which liens and security interest are acknowledged by Mortgagor to be valid and subsisting against the Mortgaged Property and any other security or collateral for the indebtedness secured hereby.

                   The Existing Mortgages are hereby completely amended and restated to read as follows:

Mortgagor and Mortgagee have, on or about the date hereof, executed and delivered an Amended and Restated Loan and Security Agreement (together with all amendments, restatements, renewals, extensions, or modifications thereof, the "LOAN AGREEMENT"; terms defined in the Loan Agreement and used herein shall have the meanings ascribed to them in the Loan Agreement), which Loan Agreement includes (i) a $1,055,000.00 Real Estate Term Advance, (ii) a $425,000.00 Equipment Term Advance, and (iii) a $294,500.00 Short-Term Advance (collectively, the "TERM ADVANCES"). The parties intend that this Mortgage shall secure all sums advanced under the Term Advances under the Loan Agreement.

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 2

TO SECURE THE PAYMENT OF ONE MILLION SEVEN HUNDRED SEVENTY-FOUR THOUSAND FIVE HUNDRED AND 00/100 DOLLARS U.S. ($1,774,500.00) of principal, plus all interest and other sums due with respect to all Term Advances made by Mortgagee under the Loan Agreement (which Term Advances and all interest and other sums due with respect thereto being hereinafter referred to as the "DEBT"), Mortgagor has mortgaged, given, granted, bargained, sold, aliened, conveyed, confirmed, pledged, assigned, and hypothecated and by these presents does hereby mortgage, give, grant, bargain, sell, alien, convey, confirm, pledge, assign and hypothecate unto Mortgagee all right, title, interest and estate of Mortgagor now owned, or hereafter acquired, in and to the following property, rights, interests and estates (such property, rights, interests and estates being hereinafter described are collectively referred to herein as the "MORTGAGE PROPERTY"):

                  (a) those certain parcels of land containing approximately 80 acres, located at Hardpan Road in the Town of Evans, Erie County, New York, and being more particularly described in Exhibit A annexed hereto, together with any improvements now or hereafter located or constructed thereon or therein, and all of the easements, rights, privileges and appurtenances thereunto belonging or in anywise, appertaining thereto including, but not limited to, all of the estate, right, title, interest, claim or demand whatsoever of Mortgagor therein and in and to the strips and gores, streets and ways adjacent thereto, whether in law or in equity, in possession or expectancy, now or hereafter acquired;

                  (b) all machinery, equipment, fixtures, furniture, equipment, and inventories and other property of every kind and nature, whether tangible or intangible, whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Property, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Property and all building equipment, materials and supplies of any nature whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Property, or appurtenant thereto, or usable in connection with the present or future operation, enjoyment and occupancy of the Property (hereinafter collectively called the "Equipment");

                  (c) all accounts, contract rights, and general intangibles, receivables and claims whether now or hereafter arising, all guaranties and security therefor and all of the Mortgagor's goods and rights of stoppage in transit, replevin and reclamation as unpaid vendor;

                  (d) all inventory and all accessions thereto and products thereof and documents therefor;

                  (e) all books and records pertaining to the foregoing, including, but not limited to, computer programs, data, certificates, records, circulation lists, subscriber lists, advertiser lists, supplier lists, customer lists, customer and supplier contracts, sales orders and purchasing records;

                  (f) the Assigned Contract Rights, all rights to receive moneys due or to become due thereunder, all chattel paper, documents and instruments now existing or hereafter arising, relating to such rights to receive money and all security therefor, all rights to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Contract Rights, all claims for damages arising out of or for a breach of or default under the Assigned Contract Rights

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 3
and the right to enforce the performance under the Assigned Contract Rights and otherwise to exercise all remedies available thereunder;

                  (g) all right, title and interest of Mortgagor in and to all condemnation and other awards heretofore made or hereafter to be made for the taking by eminent domain of the whole or any part of the Property, or any estate or easement therein, including any awards for change of grade of streets, all of which awards are hereby assigned to Mortgagee, which is hereby authorized to collect and receive the proceeds of such awards and to give proper receipts and acquittances therefor and Mortgagee shall have the right and option to apply such excess towards the payment of any sum owing on account of this Mortgage, the Loan Agreement and the indebtedness secured thereby, notwithstanding the fact that such sum may not then be due and payable;

                  (h) all present and future leases, subleases and licenses and any guarantees thereof (the "LEASES"), rents, issues and profits and additional rents now or at any time hereafter covering or affecting all or any portion of the Mortgaged Property and all proceeds of, and all privileges and appurtenances belonging or in any way appertaining to, the Mortgaged Property, or any part thereof, and all other property subjected or required to be subjected to the lien and/or security interest of the Mortgage, including, without limitation, all of the income, revenues, earnings, rents, maintenance payments, tolls, issues, products and profits thereof (the "RENTS"), which income, revenues, earnings, rents, maintenance payments, tolls, issues, awards, products and profits are hereby expressly assigned with the right to take and collect the same upon the terms hereinafter set forth;

                  (i) all right, title and interest of Mortgagor in and to all agreements, or contracts, now or hereafter entered into for the sale, leasing, brokerage, development, management, maintenance and/or operation of the Property (or any part thereto, including all moneys due and to become due thereunder, and all permits, licenses, bonds, insurance policies, plans and specifications relative to the construction and/or operation of the Improvements upon the Mortgaged Property;

                  (j) all of Mortgagor's claims and rights to the payment of damages arising from any rejection of a Lease under or pursuant to the Bankruptcy Code, 11 U.S.C. /section/ 101, ET SEQ.;

                  (k) any other property and rights which are, by the provisions of the Loan Agreement or any other loan document, required to be subject to the lien hereof, and any additional property and rights that may from time to time hereafter be owned by Mortgagor and installed in the Mortgaged Property, or by writing of any kind, or otherwise, be subjected to the lien hereof by Mortgagor or by anyone on its behalf,

                  (l) all Personal Property Collateral as defined and described in the Loan Agreement;

                  (m) all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property;

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 4

                  (n) the right, in the name and on behalf of Mortgagor, to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to commence any action or proceeding to protect the interest of Mortgagee in the Mortgaged Property; and

                  (o) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards, all right, title and interest of Mortgagor in and to all unearned premiums accrued, accruing and to accrue under any or all insurance policies obtained by Mortgagor, and all rights of the Mortgagor to refunds of real estate taxes and assessments relating to the Mortgaged Property.

         TO HAVE AND TO HOLD the Mortgaged Property, unto the Mortgagee and its successors and assigns, upon the terms, provisions and conditions herein set forth, forever, and Mortgagor does hereby bind itself and its successors, legal representatives and assigns to warrant and forever defend all and singular the Mortgaged Property unto the Mortgagee and its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof.

AND Mortgagor represents and warrants to and covenants and agrees with Mortgagee as follows:

         1. PAYMENT OF DEBT AND INCORPORATION OF COVENANTS, CONDITIONS AND AGREEMENTS. Mortgagor will pay the Debt at the time and in the manner provided in the Loan Agreement and in this Mortgage. All the covenants, conditions and agreements contained in the Loan Agreement, dated as of the date hereof, between Mortgagor and Mortgagee, as the same may be modified or supplemented from time to time, and any other Transaction Documents now or hereafter executed by Mortgagor and/or others and by or in favor of Mortgagee, which wholly or partially secure or guaranty payment of the Debt (collectively, the "LOAN DOCUMENTS"), are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein.

         2. WARRANTY OF TITLE. Mortgagor warrants that Mortgagor has good and marketable title to all of the Mortgaged Property, in each case free and clear of liens, claims and encumbrances.

         3.       INSURANCE.

                  (a) Mortgagor, at its sole cost and expense, will keep the Mortgaged Property insured during the entire term of this Mortgage for the mutual benefit of Mortgagor and Mortgagee against loss or damage by fire and against loss or damage by other risks and hazards covered by a standard extended coverage insurance policy including, but not limited to, riot and civil commotion, vandalism, malicious mischief, burglary and theft. Such insurance shall be in an amount (i) equal to one hundred percent (100%) of the then-replacement cost of the improvements within the premises leased by Mortgagor pursuant to the Leases (the "IMPROVEMENTS") and the Equipment, without deduction for physical depreciation and (ii) such that the insurer would not deem Mortgagor a co-insurer under said policies. The policies of insurance carried in accordance with this paragraph shall be paid annually in advance and shall contain the "Replacement Cost Endorsement" with a waiver of depreciation.

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 5

                  (b) Mortgagor, at its sole cost and expense, for the mutual benefit of Mortgagor and Mortgagee, shall also obtain and maintain during the entire term of this Mortgage the following policies of insurance:

                  (i) Flood insurance if any part of the Property is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (and any successor act thereto) in an amount at least equal to the outstanding principal amount of the Loan Agreement or the maximum limit of coverage available with respect to the Improvements and Equipment under said Act, whichever is less.

                  (ii) Comprehensive public liability insurance, including broad form property damage, blanket contractual and personal injuries (including death resulting therefrom) coverages in an amount not less than $1,000,000 per occurrence and $10,000,000 in the aggregate.

                  (iii) Business interruption insurance in an amount equal to the aggregate annual amount of all income from, and revenues and rents payable with respect to, the Property, such business interruption insurance to cover losses for a period of at least twelve (12) months after the date of the fire or casualty in question.

                  (iv) During the course of any renovations of the Improvements, builder's completed value risk insurance against "all risks of physical loss", including collapse and transit coverage, with deductibles reasonably satisfactory to Mortgagee, in non-reporting form, covering the total value of work performed and equipment, supplies and materials furnished. Such policy of insurance shall contain the "permission to occupy upon completion of work or occupancy" endorsement and a waiver of co-insurance or an agreed amount endorsement.

                  (v) Insurance against loss or damage from explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in the Improvements.

                  (vi) Such other insurance as may from time to time be reasonably required by Mortgagee in order to protect its interests.

                  (c) All policies of insurance (the "POLICIES") required pursuant to this paragraph 3 shall be issued by an insurer having an A.M. Best rating of A:V or better and satisfactory to Mortgagee, (ii) shall contain the standard New York mortgagee non-contribution clause naming Mortgagee as the person to which all payments made by such insurance company shall be paid, (iii) shall be maintained throughout the term of this Mortgage without cost to Mortgagee, (iv) original certificates, or copies thereof, certified to be true and correct, shall be delivered to Mortgagee, (v) shall contain such provisions as Mortgagee deems reasonably necessary or desirable to protect its interest including, without limitation, endorsements providing that neither Mortgagor, Mortgagee nor any other party shall be a co-insurer under said Policies and that Mortgagee shall receive at least thirty (30) days' prior, written notice of any modifications or cancellation, and (vi)

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 6
shall be satisfactory in form and substance to Mortgagee and shall be approved by Mortgagee as to amounts, form, risk coverage, deductibles, loss payees and insureds. All such premiums for such Policies (the "INSURANCE PREMIUMS") shall be paid by Mortgagor making payment when due directly to the carrier. Not later than thirty (30) days prior to the expiration date of each of the Policies, Mortgagor will deliver to Mortgagee satisfactory evidence of the renewal of each Policy.

                  (d) If the Mortgaged Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Mortgagor shall give prompt, written notice thereof to Mortgagee. Sums paid to Mortgagee by an insurer, after deduction of Mortgagee's reasonable costs and expenses of collection (after such deduction, the "INSURANCE PROCEEDS"), may be retained and (i) applied by Mortgagee toward payment of the Debt in such priority and proportions as Mortgagee in its discretion in shall deem proper (any such application for repayment to be without any prepayment consideration, except that if a Default or an Event of Default has occurred, then such application shall be subject to the prepayment consideration computed in accordance with the Loan Agreement) or
(ii) if the conditions set forth in paragraph 3(f) of this Mortgage are satisfied, paid to Mortgagor for the restoration and repair of the Mortgaged Property in accordance with paragraph 3(e) of this Mortgage in whole or in such lesser amount as is necessary to pay for the costs of such restoration and repair.

                  (e) If the Insurance Proceeds are held by Mortgagee to reimburse Mortgagor for the cost of restoration and repair of the Mortgaged Property, (i) the Mortgaged Property shall be substantially restored to the equivalent of its condition prior to such casualty or to such other condition as Mortgagee may approve in writing, (ii) such restoration and repair shall be done in compliance with all applicable laws, rules and regulations, and (iii) all reasonable costs and expenses incurred by Mortgagee in connection with making the Insurance Proceeds available for such restoration and repair including, without limitation, counsel fees and inspecting engineers' fees incurred by Mortgagee, shall be paid by Mortgagor. Mortgagee may, at Mortgagee's option, condition disbursement of said proceeds on Mortgagee's approval (which approval shall not be unreasonably withheld or delayed) of such plans and specifications of an architect reasonably satisfactory to Mortgagee, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and materialmen, and such other evidence of costs, percentage completion of construction, application of payments, and satisfaction of liens as Mortgagee may reasonably require. If the Insurance Proceeds are applied to the payment of the Debt, any such application of proceeds to principal shall not extend or postpone the maturity date of the Loan Agreement or change the amount or the due date of any installment payment under the Loan Agreement. Any surplus Insurance Proceeds, after payment of the Debt, shall be paid to Mortgagor. If the Mortgaged Property is sold pursuant to paragraph 26 of this Mortgage or if Mortgagee acquires title to the Mortgaged Property, Mortgagee shall have all of the right, title and interest of Mortgagor in and to any insurance policies and unearned premiums thereon and in and to the Insurance Proceeds resulting from any damage to the Mortgaged Property prior to such sale or acquisition.

                  (f) Mortgagee shall not exercise Mortgagee's option to apply Insurance Proceeds to the payment of the sums secured by this Mortgage if all the following conditions are met: (i) no Event of Default is then continuing under this Mortgage or the Loan Agreement; (ii) Mortgagee determines that there will be sufficient funds (whether consisting of Insurance

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 7

Proceeds and/or other sums made available by Mortgagor for restoration) to restore and repair the Mortgaged Property to the condition required under paragraph 3(e) above; (iii) Mortgagee determines that restoration and repair of the Mortgaged Property to the condition required under paragraph 3(e) above will be completed within the greater of (A) three (3) months or (B) the period of time covered by the business interruption insurance then in effect from the date of the loss or casualty to the Mortgaged Property; and (iv) Mortgagee shall have received evidence reasonably satisfactory to it that during the period of restoration and repair of the Mortgaged Property to the condition required under subparagraph 3(e) above, the sum of (A) income derived from the Mortgaged Property, as reasonably determined by Mortgagee, plus (B) proceeds of business interruption insurance, if any, to be paid, plus (C) amounts that Mortgagor demonstrates to Mortgagee's reasonable satisfaction will be made available by Mortgagor from other sources during such period will equal or exceed the sum of
(D) expenses in connection with the operation of the Mortgaged Property and (E) the debt service under the Loan Agreement.

         4.       PAYMENT OF TAXES, ETC.

                  (a) All taxes, assessments and water and sewer rents, now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof (the "TAXES") and all premiums relative to the Policies of insurance required under paragraph 3 above shall be paid when due in the manner provided in paragraph 4 of this Mortgage. Mortgagor shall pay all rents, maintenance charges, other governmental impositions, and other charges, including without limitation vault charges and license fees for the use of the Property and any adjoining areas, now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof (the "OTHER CHARGES") as the same become due and payable. Mortgagor will deliver to Mortgagee, promptly upon Mortgagee's request, evidence satisfactory to Mortgagee that the Taxes and Other Charges have been so paid or are not then delinquent. Mortgagor shall not suffer and shall promptly cause to be paid or discharged any lien or charge whatsoever which may be or become a lien or charge against the Mortgaged Property, and shall promptly pay for all utility services provided to the Mortgaged Property. Mortgagor shall furnish to Mortgagee or its designee receipts for the payment of the Taxes and Other Charges prior to the date the same shall become delinquent.

                  (b) Mortgagor, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes or Other Charges, provided that (i) Mortgagor is not in default under the Loan Agreement or this Mortgage, (ii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Mortgagor is subject and shall not constitute a default thereunder,
(iii) neither the Mortgaged Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost, (iv) Mortgagor shall have paid the Taxes under protest or set aside adequate reserves for the payment of the Taxes or Other Charges, together with all interest and penalties thereon, and (v) Mortgagor shall have furnished such security as may be required in the proceeding, or as may be requested by Mortgagee to insure the payment of any such Taxes or Other Charges, together with all interest and penalties thereon.

                  (c) Mortgagee may, at any time and from time to time, at its option, upon ten (10) days' prior, written notice to Mortgagor, require the deposit by Mortgagor at the time of each

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 8
payment of an installment of interest or principal under the Loan Agreement of an additional amount sufficient to discharge when they become due Mortgagor's obligations for Taxes and insurance premiums under paragraph 4(a) above. The determination of the amount so payable and of the fractional part thereof to be deposited with Mortgagee, so that the aggregate of such deposit shall be sufficient for this purpose, shall be made by Mortgagee in its sole discretion. Such amounts shall be held by Mortgagee without interest to the Mortgagor in an account acceptable to the Mortgagee and applied to the payment of the obligations in respect to which such amounts were deposited or, after the occurrence of an Event of Default, at the option of Mortgagee and subject to applicable law, to the payment of the Debt in such order or priority as Mortgagee shall determine, on or before the respective dates on which the same or any of them would become delinquent. If one month prior to the due date of any of the obligations under this subsection (c) the amounts then on deposit therefor shall be insufficient for the payment of such obligations in full, Mortgagor within five (5) days after demand shall deposit the amount of the deficiency with Mortgagee. Nothing herein contained shall be deemed to affect any right or remedy of Mortgagee under the provisions of this Mortgage or of any statute or rule of law to pay any such amount and to add the amount so paid together with interest at the Default Rate to the indebtedness hereby secured.

         5.       CONDEMNATION.

                  (a) Mortgagor shall promptly give Mortgagee written notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Mortgagee copies of any and all papers served in connection with such proceedings. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Mortgagor shall continue to pay the Debt at the time and in the manner provided for its payment in the Loan Agreement, this Mortgage, and the other Loan Documents and the Debt shall not be reduced until any award or payment therefor shall have been actually received after expenses of collection and applied by Mortgagee to the discharge of the Debt. Mortgagee shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein and in the Loan Agreement. Mortgagor shall cause the award or payment made in any condemnation or eminent domain proceeding, which is payable to Mortgagor, to be paid directly to Mortgagee. Sums paid to Mortgagee for such condemnation or action of eminent domain, after deduction of Mortgagee's reasonable costs and expenses of collection (after such deduction, the "CONDEMNATION PROCEEDS"), shall be retained and (i) applied by Mortgagee toward payment of the Debt in such priority and proportions as Mortgagee in its discretion shall deem proper (any such application for repayment to be without any prepayment consideration, except that if a Default or an Event of Default has occurred then such application shall be subject to the prepayment consideration computed in accordance with the Loan Agreement) or (ii) if the conditions set forth in paragraph 5(c) of this Mortgage are satisfied, paid to Mortgagor for the restoration and repair of the Mortgaged Property in accordance with paragraph 5(b) of this mortgage in whole or in such lesser amount as is necessary to pay for the costs of such restoration and repair. If the Mortgaged Property is sold pursuant to paragraph 26 of this Mortgage or if Mortgagee acquires title to the Mortgaged Property, Mortgagee shall have all of the right, title and interest of Mortgagor in and to any Condemnation Proceeds resulting from any condemnation or eminent domain proceeding of the Mortgaged Property prior to such sale or acquisition.

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 9

                  (b) If the Condemnation Proceeds are held by Mortgagee to reimburse Mortgagor for the cost of restoration and repair of the Mortgaged Property, (i) the Mortgaged Property shall be substantially restored to the equivalent of its condition prior to such condemnation or to such other condition as Mortgagee may approve in writing, (ii) such restoration and repair shall be done in compliance with all applicable laws, rules and regulations, and
(iii) all reasonable costs and expenses incurred by Mortgagee in connection with making the Condemnation Proceeds available for such restoration and repair including, without limitation, counsel fees and inspecting engineers' fees incurred by Mortgagee, shall be paid by Mortgagor. Mortgagee may, at Mortgagee's option, condition disbursement of said proceeds on Mortgagee's approval (which approval shall not be unreasonably withheld or delayed) of such plans and specifications of an architect reasonably satisfactory to Mortgagee, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and materialmen and such other evidence of costs, percentage completion of construction, application of payments, and satisfaction of liens as Mortgagee may reasonably require. If the Condemnation Proceeds are applied to the payment of the Debt, any such application of proceeds to principal shall not extend or postpone the maturity date of the Loan Agreement or change the amount or the due date of any installment payment under the Loan Agreement. Any surplus Condemnation Proceeds, after payment of the Debt, shall be paid to Mortgagor. If the Mortgaged Property is sold pursuant to paragraph 26 of this Mortgage or if Mortgagee acquires title to the Mortgaged Property, Mortgagee shall have all of the right, title and interest of Mortgagor in and to any Condemnation Proceeds resulting from any condemnation or eminent domain proceeding of the Mortgaged Property prior to such sale or acquisition.

                  (c) Mortgagee shall not exercise Mortgagee's option to apply Condemnation Proceeds to the payment of the sums secured by this Mortgage if all the following conditions are met: (i) no Event of Default is then continuing under this Mortgage or the Loan Agreement; (ii) Mortgagee determines that there will be sufficient funds (whether consisting of Condemnation Proceeds and/or other sums made available by Mortgagor for restoration) to restore and repair the Mortgaged Property to the condition required under paragraph 5(b) above;
(iii) Mortgagee determines that restoration and repair of the Mortgaged Property to the condition required under paragraph 5(b) above will be completed within the greater of (A) three (3) months or (B) the period of time covered by the business interruption insurance then in effect from the date of the loss or casualty to the Mortgaged Property; and (iv) Mortgagee shall have received evidence reasonably satisfactory to it that during the period of restoration and repair of the Mortgaged Property to the condition required under subparagraph 5(b) above, the sum of (A) income derived from the Mortgaged Property, as reasonably determined by Mortgagee, plus (B) proceeds of business interruption insurance, if any, to be paid, plus (C) amounts that Mortgagor demonstrates to Mortgagee's reasonable satisfaction will be made available by Mortgagor from other sources during such period will equal or exceed the sum of (D) expenses in connection with the operation of the Mortgaged Property and (E) the debt service under the Loan Agreement.

         6.       LEASES AND RENTS.

                  (a) Mortgagor does hereby absolutely and unconditionally assign to Mortgagee its right, title and interest in all current and future Leases and Rents, it being intended by Mortgagor that this assignment constitutes a present, absolute assignment and not an assignment for additional

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 10
security only. Such assignment to Mortgagee shall not be construed to bind Mortgagee to the performance of any of the covenants, conditions or provisions contained in any such Lease or otherwise to impose any obligation upon Mortgagee. Mortgagor agrees to execute and deliver to Mortgagee such additional instruments, in form and substance reasonably satisfactory to Mortgagee, as may hereafter be requested by Mortgagee to further evidence and confirm such assignment. Nevertheless, subject to the terms of this paragraph 6, Mortgagee grants to Mortgagor a revocable license to operate and manage the Mortgaged Property and to collect the Rents. Mortgagor shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, in trust for the benefit of Mortgagee for use in the payment of such sums. Upon an Event of Default, the license granted to Mortgagor herein shall be automatically revoked and Mortgagee shall immediately be entitled to possession of all Rents, whether or not Mortgagee enters upon or takes control of the Mortgaged Property. Mortgagee is hereby granted and assigned by Mortgagor the right, at its option upon the revocation of the license granted herein to enter upon the Mortgaged Property in person, by agent or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of the license herein granted may be applied toward payment of he Debt in such priority and proportion as Mortgagee in its discretion shall deem proper.

                  (b) Upon request, Mortgagor shall furnish Mortgagee with copies of all Leases and all amendments or modifications of any Lease. All Leases shall provide that each such Lease is subordinate to this Mortgage and that the sublessee agrees to attorn to Mortgagee. Mortgagor (i) shall observe and perform all the obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to impair the value of the Leases as security for the Debt; (ii) shall upon request by Mortgagee, send Mortgagee copies of all notices of default sent to or received by Mortgagee under the Leases; (iii) shall enforce all of the terms, covenants and conditions contained in the Leases on the part of the lessee thereunder to be observed or performed;
(iv) shall not collect any of the Rents more than one (1) month in advance (except with respect to collection of the final month's rent as security); (v) shall not execute any other assignment of lessor's interest in the leases or the Rents; and (vi) shall execute and deliver at the request of Mortgagee all such further assurances, confirmations and assignments in connection with the Mortgaged Property as Mortgagee shall from time to time require.

                  (c) Mortgagor shall not, without the prior, written consent of Mortgagee permit the Mortgaged Property to be used or occupied by anyone other than (i) Mortgagor or (ii) a tenant which is a wholly-owned subsidiary of Mortgagor or a third party tenant, each under a Lease approved by Mortgagee, and after any such Lease has been so approved by Mortgagee, it may not be amended, modified, terminated, cancelled or surrendered without Mortgagee's written consent.

         7. MAINTENANCE OF MORTGAGED PROPERTY. Mortgagor shall cause the Mortgaged Property to be maintained in a good and safe condition and repair. The Improvements and the Equipment shall not be removed, demolished or materially altered (except for normal removal of Equipment, provided same is replaced with Equipment of equivalent quality) without the written consent of Mortgagee. Mortgagor shall promptly comply with all laws, orders and ordinances affecting the Mortgaged Property and the use thereof. Mortgagor shall promptly repair, replace or rebuild any part of the Mortgaged Property that (i) is damaged or destroyed by any casualty (provided that, if no Event of Default is continuing hereunder, Mortgagee provides Mortgagor with the Insurance Proceeds relating to such casualty), (ii) becomes damaged, worn or dilapidated, or

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 11

(iii) is affected by any proceeding of the character referred to in paragraph 5 hereof (provided that, if no Event of Default is continuing hereunder, Mortgagee provides Mortgagor with the Condemnation Proceeds relating to such proceeding) and Mortgagor shall complete and pay for any structure at any time in the process of construction or repair on the Land. Mortgagor shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Mortgaged Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Mortgaged Property is or shall become a nonconforming use, Mortgagor will not cause or permit such nonconforming use to be discontinued or abandoned without the express written consent of Mortgagee.

         8.       TRANSFER OR ENCUMBRANCE OF THE MORTGAGED PROPERTY.

                  (a) Mortgagor acknowledges that Mortgagee has examined and relied on the creditworthiness of Mortgagor and experience of Mortgagor in owning and operating properties such as the Mortgaged Property in agreeing to make the loan secured hereby, and that Mortgagee will continue to rely on Mortgagor's ownership of the Mortgaged Property as a means of maintaining the value of the Mortgaged Property as security for repayment of the Debt. Mortgagor acknowledges that Mortgagee has a valid interest in maintaining the value of the Mortgaged Property so as to ensure that, should Mortgagor default in the repayment of the Debt, Mortgagee can recover the Debt by a sale of the Mortgaged Property. Mortgagor shall not, without the prior written consent of Mortgagee, sell, convey, alien, mortgage, encumber, pledge or otherwise transfer the Mortgaged Property or any part thereof, or permit the Mortgaged Property or any part thereof to be sold, conveyed, aliened, mortgaged, encumbered, pledged or otherwise transferred (any of the foregoing, a "TRANSFER").

                  (b) A Transfer of the Mortgaged Property within the meaning of this paragraph 8 shall be deemed to include:

                  (i) an installment sales agreement wherein Mortgagor agrees to sell the Mortgaged Property or any part thereof for a price to be paid in installments;

                  (ii) an agreement by Mortgagor selling, leasing, assigning or otherwise transferring all or a substantial part of the Mortgaged Property, or a sale, assignment or other transfer of, or the grant of a security interest in, Mortgagor's right, title and interest in and to any Leases or any Rents; and

                  (iii) any voluntary or involuntary Transfer of a Control Individual's (hereinafter defined) Controlling Interests (hereinafter defined) or any voluntary or involuntary event whereby a Control Individual's Controlling Interests are diluted or his or her Control over Mortgagor is otherwise diminished.

                  (c) Mortgagee shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Mortgagor's Transfer of the Mortgaged Property without Mortgagee's consent; this provision shall apply to every Transfer of the Mortgaged Property regardless of whether voluntary

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 12
or not, or whether or not Mortgagee has consented to any previous Transfer of the Mortgaged Property.

                  (d) For purposes of this paragraph 8, the following terms shall have the following meanings: "CONTROL" when used with respect to Mortgagor means the power to direct the respective management and policies of Mortgagor, directly or indirectly, whether through the ownership of voting securities, membership interests, partnership interests or any other beneficial interest, by contract or otherwise, whether acting alone or with others; "CONTROL INDIVIDUAL" shall mean Aqua Care Systems, Inc.; "CONTROLLING INTERESTS" shall mean those beneficial interests or contract rights in or with respect to the Mortgagor (or any entity that has a direct or indirect beneficial interest in Mortgagor) that give a Control Individual his or her Control over Mortgagor; "NON-CONTROLLING INTERESTS" shall mean any beneficial interests in Mortgagor (or any entity that has a direct or indirect beneficial interest in the Mortgagor) that are not Controlling Interests.

         9. ESTOPPEL CERTIFICATES AND NO DEFENSE AFFIDAVITS. After request by Mortgagee, Mortgagor shall within twenty (20) days furnish Mortgagee with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Loan Agreement, (ii) the unpaid principal balances of all Advances under the Loan Agreement, (iii) the rate of interest of under the Loan Agreement, (iv) the date installments of interest and/or principal were last paid, (v) any offsets or defenses to the payment of the Debt, if any, and (vi) that the Loan Agreement and this Mortgage are valid, legal and binding obligations and have not been modified or if modified, giving the particulars of such modification.

         10. CHANGES IN THE LAWS REGARDING TAXATION. If any law is enacted or adopted or amended after the date of this Mortgage which deducts the Debt from the value of the Mortgaged Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Mortgagee's interest in the Mortgaged Property, Mortgagor will pay such tax, with interest and penalties thereon, if any. In the event Mortgagee is advised by counsel chosen by it that the payment of such tax or interest and penalties by Mortgagor would be unlawful or taxable to Mortgagee or unenforceable or provide the basis for a defense of usury, then in any such event, Mortgagee shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

         11. NO CREDITS ON ACCOUNT OF THE DEBT. Mortgagor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Mortgaged Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Mortgaged Property, or any part thereof, for real estate tax purposes by reason of this Mortgage or the Debt. In the event such claim, credit or deduction shall be required by law, Mortgagee shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

         12       DOCUMENTARY STAMPS. If the United States of America, the State
of New York or any subdivision thereof imposes any taxes or charges with respect to, or requires that revenue or other stamps be affixed to, the Loan Agreement, this Mortgage, or any other document or instrument recorded, filed or executed relative to the Debt, Mortgagor will pay for the same, with interest and penalties thereon, if any.

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 13

         13. USURY LAWS. The parties hereto intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof, the parties hereto stipulate and agree that none of the terms and provisions contained in this Mortgage or any other Loan Document shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect. Mortgagor, any present or future guarantor or any other person hereafter becoming liable for the payment of the Obligations, shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable law from time to time in effect, and the provisions of this paragraph shall control over all other provision of the Loan Documents which may be in conflict therewith. If any indebtedness or obligation owed by Mortgagor under the Loan Documents is prepaid or accelerated and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or Mortgagee shall otherwise collect moneys which are determined to constitute interest which would otherwise increase the interest on all or any part of such obligations to an amounts in excess of that permitted to be charged by applicable law then in effect, then all such sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related indebtedness or obligations or, at Mortgagee's option returned to Mortgagor or the other payor thereof upon such determination. In determining whether or not any amount paid or payable, under any circumstance, exceeds the maximum amount permitted under applicable law, Mortgagee and Mortgagor shall to the greatest extent permitted under applicable law, characterize any non-principal payment as an expense, fee or premium rather than as interest, and amortize, prorate, allocate and spread the total amount of interest throughout the entire contemplated term of the Loan Agreement in accordance with the amounts outstanding from time to time hereunder and the Maximum Rate from time to time in effect under applicable law in order to lawfully charge the maximum amount of interest permitted under applicable law. If at any time the rate at which interest is payable hereunder exceeds the Maximum Rate, the amount outstanding hereunder shall bear interest at the Maximum Rate only, but shall continue to bear interest at the Maximum Rate until such time as the total amount of interest accrued hereunder equals (but does not exceed) the total amount of interest which would have accrued hereunder had there been no Maximum Rate applicable hereto. In the event applicable law provides for an interest ceiling under Chapter 303 of the Texas Finance Code, that ceiling shall be the indicated (weekly) ceiling and shall be used when appropriate in determining the maximum rate permitted by applicable law. As used in this section, (i) the term "applicable law" means the laws of the State of Texas or the laws of the United States of America, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future, and (ii) the term "MAXIMUM RATE" means, at the time of determination, the maximum rate of interest which, under applicable law, may then be charged hereunder.

         14.      PERFORMANCE OF LEASES; SECURITY AGREEMENT.

                  (a) Mortgagor will comply with the terms and provisions of the Leases and will faithfully perform all of its obligations under the Leases and promptly cure any default by it under any of the provisions thereof. Mortgagor shall promptly send to Mortgagee a true and correct copy of any notice, report, certificate or other communication that Mortgagor is obligated to deliver in connection with any Lease.

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 14

                  (b) Mortgagor hereby assigns and transfers to Mortgagee and creates a security interest in all of Mortgagor's right, title and interest in and to the consideration, in whatever form delivered, for the sale, transfer or conveyance of Mortgagor's interest in the Leases.

         15. PERFORMANCE OF OTHER AGREEMENTS. Mortgagor shall observe and perform each and every term to be observed or performed by Mortgagor pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Mortgaged Property.

         16. FURTHER ACTS, ETC. Mortgagor will, at the cost of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge, and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Mortgagee shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Mortgagee the property and rights hereby mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage. Mortgagor, on demand, will execute and deliver and hereby authorizes Mortgagee to execute in the name of Mortgagor or without the signature of Mortgagor to the extent Mortgagee may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Mortgagee in the Mortgaged Property. Mortgagor grants to Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Mortgagee at law and in equity, including without limitation such rights and remedies available to Mortgagee pursuant to this paragraph 16.

         17. TRUST FUND. Mortgagor shall, in compliance with Section 13 of the Lien Law, receive the advances secured hereby and shall hold the right to receive the advances as a trust fund to be applied first for the purpose of paying the cost of any improvement and shall apply the advances first to the payment of the cost of any such improvement on the Mortgaged Property before using any part of the total of the same for any other purpose.

         18. RECORDING OF MORTGAGE, ETC. Mortgagor forthwith upon the execution and delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest of Mortgagee in, the Mortgaged Property. Mortgagor will pay and be responsible for all mortgage taxes and other taxes and charges and all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Mortgage, any mortgage supplement hereto, any security instrument or financing statement with respect to the Mortgaged Property, any instrument of further assurance, and any filings necessary to perfect and maintain Mortgagee's lien on and security interest in the Mortgaged Property, and all federal, state, county, and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the execution

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 15
and delivery of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance. Mortgagor shall hold harmless and indemnify Mortgagee, its successors and, assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Mortgage and Mortgagee's funding from time to time of the Term Advances.

         19. PREPAYMENT. The Debt may not be voluntarily or involuntarily prepaid in whole or in part, except in accordance with the Loan Agreement, and this Mortgage also secures any termination fees or penalties due under the Loan Agreement.

         20. EVENTS OF DEFAULT. The Debt shall become immediately due and payable at the option of Mortgagee, without notice or demand, upon any one or more of the following events ("EVENTS OF DEFAULT"):

                  (a) if any portion of the Debt is not paid when due;

                  (b) if any of the Taxes or Other Charges are not paid when the same are due and payable;

                  (c) if the Policies are not kept in full force and effect, or if the Policies are not delivered to Mortgagee upon request;

                  (d) if Mortgagor violates or does not comply with any of the provisions of this Mortgage, including, without limitation paragraphs 3, 4, 5, 6, 7 or 8 hereof;

                  (e) if a default by Mortgagor under any Lease shall continue beyond any applicable notice or grace period, or if any Lease shall be modified, amended, terminated, surrendered or assigned by Mortgagor, without the prior, written consent of Mortgagee;

                  (f) if any representation or warranty of Mortgagor made herein, or by Aqua Care Systems, Inc. ("GUARANTOR") in the Amended and Restated Continuing Guaranty, dated as of the date hereof, made by Guarantor for the benefit of Mortgagee (the "GUARANTEE OF PAYMENT"), or in any certificate, report, financial statement oi other instrument or document furnished to Mortgagee by Mortgagor or Guarantor shall have been false or misleading in any material respect when made;

                  (g) if Mortgagor or Guarantor shall make an assignment for the benefit of creditors or if Mortgagor or Guarantor shall generally not be paying its debts as they become due;

                  (h) if a receiver, liquidator, or trustee of Mortgagor or Guarantor shall be appointed or if Mortgagor or Guarantor shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization, or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Mortgagor or Guarantor or if any proceeding for the dissolution or liquidation of Mortgagor or Guarantor shall be instituted by a third party, and same is not dismissed within 30 days;

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 16

                  (i) [Intentionally Omitted]

                  (j) if the Mortgaged Property becomes subject to any mechanic's, materialman's or other lien other than a lien for local real estate taxes and assessments not then due and payable and such lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of sixty
(60) calendar days after Mortgagor's receipt of notice thereof;

                  (k) if Mortgagor fails to cure promptly any violations of laws or ordinances affecting the Mortgaged Property and such failure continues for a period of thirty (30) calendar days after Mortgagor's receipt of notice thereof;

                  (1) if Mortgagor shall be in default beyond any applicable notice and cure period under any other term, covenant or condition of the Loan Agreement, this Mortgage, or any of the other Loan Documents or if an Event of Default under the Loan Agreement occurs; or

                  (m) if at any time while this Mortgage is of record, Aqua Care Systems, Inc. shall fail to own one hundred percent (100%) of the ownership interests in Mortgagor of shall cease to have primary responsibility for the day-to-day management and Control of Mortgagor.

         21. DEFAULT INTEREST. Upon the occurrence of any Event of Default, at the option of Mortgagee, Mortgagor shall pay Default Interest on all sums due Mortgagee, with respect to the Debt for any period after an Event of Default occurs. The Default Rate shall be computed from the occurrence of the Event of Default until the actual receipt and collection of the Debt. This charge shall be added to the Debt, and shall be deemed secured by this Mortgage. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Mortgagee by reason of the occurrence of any Event of Default.

         22. MORTGAGOR'S RIGHT TO MAKE ADVANCES, ETC. Upon the occurrence of any Event of Default or if Mortgagor fails to make any payment or to do any act as herein provided, Mortgagee may, but without any obligation to do so and without notice to or demand on Mortgagor and without releasing Mortgagor from any obligation hereunder, make or do the same in such manner and to such extent as Mortgagee may deem necessary to protect the security hereof. Mortgagee is authorized to enter upon the Mortgaged Property for such purposes or appear in, defend, or bring any action or proceeding to protect its interest in the Mortgaged Property or to foreclose this Mortgage or collect the Debt, and the reasonable cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law and any appraisal fees), with interest calculated at the Default Rate, shall constitute a portion of the Debt and shall be secured by this Mortgage and the other Loan Documents and shall be due and payable to Mortgagee upon demand. All such costs and expenses incurred by Mortgagee in remedying such Event of Default or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Mortgagee that such cost or expense was incurred to the date of payment of Mortgagee.

         23. LATE PAYMENT CHARGE. If any portion of the Debt is not paid within fifteen (15) calendar days after the date on which it is due, Mortgagor shall pay to Mortgagee upon demand a

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 17
late charge equal to the lesser of two percent (2%) of such unpaid portion of the Debt or the maximum amount permitted by applicable law, to defray the expense incurred by Mortgagee in handling and processing such delinquent payment and to compensate Mortgagee for the loss of the use of such delinquent payment, and such amount shall be secured by this Mortgage.

         24. PREPAYMENT AFTER EVENT OF DEFAULT. If following the occurrence of any Event of Default, Mortgagor shall tender payment of an amount sufficient to satisfy the Debt at any time prior to a sale of the Mortgaged Property either through foreclosure or the exercise of other remedies available to Mortgagee under this Mortgage, such tender by Mortgagor shall be deemed to be a voluntary prepayment under the Loan Agreement and this Mortgage in the amount tendered, and Mortgagor shall, in addition to the entire Debt, also pay to Mortgagee the applicable termination fees and other sums due under Section 13.4 of the Loan Agreement.

         25. RIGHT OF ENTRY. Mortgagee and its agents shall have the right to enter and inspect the Mortgaged Property at all reasonable times.

         26.      REMEDIES.

                  (a) Upon the occurrence of any Event of Default, Mortgagee may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Mortgagor and in and to the Mortgaged Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee:

                  (i) declare the entire Debt to be immediately due and payable;

                  (ii) institute proceedings for the complete foreclosure of this Mortgage, in which case the Mortgaged Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

                  (iii) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Debt then due and payable, subject to the continuing lien of this Mortgage for the balance of the Debt not then due;

                  (iv) sell for cash or upon credit the Mortgaged Property or any part thereof and all estate, claim, demand, right, title and interest of Mortgagor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entity or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

                  (v) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein or in the Loan Agreement;

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 18

                  (vi) recover judgment on the Debt evidenced by the Loan Agreement either before, during or after any proceedings for the enforcement of this Mortgage;

                  (vii) apply for the appointment of a receiver of the Mortgaged Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of the Mortgagor, Guarantor or of any person, firm or other entity liable for the payment of the Debt;

                  (viii) enforce Mortgagee's interest in the Leases and Rents and enter into or upon the Mortgaged Property, either personally or by its agents, nominees or attorneys and dispossess Mortgagor and its agents and servants therefrom, and thereupon Mortgagee may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and any part of the Mortgaged Property and conduct the business thereat; (B) make alterations, additions, renewals, replacements and improvements to or on the Mortgaged Property; (C) exercise all rights and powers of Mortgagor with respect to the Mortgaged Property, whether in the name of Mortgagor or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Mortgaged Property and every part thereof; and
         (D) apply the receipts from the Mortgaged Property to the payment of the Debt, after deducting therefrom all reasonable expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, assessments, insurance and Other Charges in connection with the Mortgaged Property, as well as just and reasonable compensation for the services of Mortgagee, its counsel, agents and employees; or

                  (ix) pursue such other rights and remedies as may be available at law and in equity.

         In the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Mortgage shall continue as a lien on the remaining portion of the Mortgaged Property.

                  (b) The proceeds of any sale made under or by virtue of this paragraph, together with any other sums which then may be held by Mortgagee under this Mortgage, whether under the provisions of this paragraph or otherwise, shall be applied by Mortgagee to the payment of the Debt in such priority and proportion as Mortgagee in its discretion shall deem proper.

                  (c) To the extent permitted by applicable law, Mortgagee may adjourn from time to time any sale by it to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

                  (d) Upon the completion of any sale or sales made by Mortgagee under or by virtue of this paragraph, Mortgagee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 19
sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Mortgagee is hereby irrevocably appointed the true and lawful attorney of Mortgagor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Property and rights so sold and for that purpose Mortgagee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Mortgagor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Any such sale or sales made under or by virtue of this paragraph shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Mortgagor.

                  (e) Upon any sale made under or by virtue of this paragraph, Mortgagee may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Debt the net sales price after deducting therefrom the expenses of the sale and costs of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage.

                  (f) No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Mortgagor shall affect in any manner or to any extent the lien of this Mortgage upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of Mortgagee hereunder, but such liens, rights, powers, and remedies of Mortgagee shall continue unimpaired as before.

         27. REASONABLE USE AND OCCUPANCY. In addition to the rights which Mortgagee may have herein, upon the occurrence of any Event of Default, Mortgagee, at its option, may require Mortgagor to pay monthly in advance to Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be occupied by Mortgagor or may require Mortgagor to vacate and surrender possession of the Mortgaged Property to Mortgagee or to such receiver and, in default thereof, Mortgagor may be evicted by summary proceedings or otherwise.

         28. SECURITY AGREEMENT. This Mortgage is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Mortgaged Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Mortgagor in the Mortgaged Property. Mortgagor by executing and delivering this Mortgage has granted and hereby grants to Mortgagee, as security for the Debt, a security interest in the Mortgaged Property to the full extent that the Mortgaged Property may be subject to the Uniform Commercial Code. If an Event of Default shall occur, Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the Collateral. Upon the request or demand of Mortgagee, Mortgagor shall at its expense assemble the

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 20

Collateral and make it available to Mortgagee at a convenient place acceptable to Mortgagee. Mortgagor shall pay to Mortgagee on demand any and all expenses, including legal expenses and reasonable attorneys' fees, incurred or paid by Mortgagee in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Collateral sent to Mortgagor in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute commercially reasonable notice to Mortgagor. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Mortgagee to the payment of the Debt in such priority and proportions as Mortgagee in its discretion shall deem proper.

         This Mortgage shall also constitute as "fixture filing" for the purposes of the Uniform Commercial Code against all of the Mortgaged Property which is or is to become fixtures. Information concerning the security interest herein granted may be obtained at the address of Debtor (Mortgagor) and Secured Party (Mortgagee) as set forth in the first paragraph of this Mortgage.

         29. ACTIONS AND PROCEEDINGS. Mortgagee has the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of Mortgagor, which Mortgagee, in its discretion, decides should be brought to protect their interest in the Mortgaged Property. Mortgagee shall, at its option, be subrogated to the lien of any mortgage or other security instrument discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional security for the payment of the Debt.

         30. WAIVER OF COUNTERCLAIM. Mortgagor hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Mortgagee.

         31. RECOVERY OF SUMS REQUIRED TO BE PAID. Mortgagee shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced.

         32. MARSHALLING AND OTHER MATTERS. Mortgagor hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Mortgaged Property or any part thereof or any interest therein. Further, Mortgagor, to the extent permitted by law, hereby expressly waives any and all rights of redemption from sale under any order, or decree of foreclosure of this Mortgage on behalf of Mortgagor, and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date of this Mortgage and on behalf of all persons to the extent permitted by applicable law.

         33. HAZARDOUS WASTE AND ASBESTOS. Mortgagor hereby represents and warrants to Mortgagee that to the best of Mortgagor's knowledge after diligent inquiry: (a) the Mortgaged Property is not in direct or indirect violation of any local, state, federal or other governmental

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 21
authority, statute, ordinance, code, order, decree, law, rule or regulation pertaining to or imposing liability or standards of conduct concerning environmental regulation, contamination or clean-up including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, as amended ("CERCLA"), the Resource Conservation and Recovery Act, as amended ("RCRA"), and any state super-lien and environmental clean-up statutes (collectively, "ENVIRONMENTAL LAWS"); (b) the Mortgaged Property is not subject to any private or governmental lien or judicial or administrative notice or action relating to hazardous and/or toxic, dangerous and/or regulated, substances, wastes, materials, pollutants or contaminants, petroleum, tremolite, anthlophylie or actinolite or polychlorinated biphenyls (including, without limitation, any raw materials which include hazardous constituents) and any other substances or materials which are included under or regulated by Environmental Laws (collectively, "HAZARDOUS MATERIALS"); (c) no Hazardous Materials are or have been, prior to Mortgagor's acquisition of the Mortgaged Property, discharged, generated, treated, disposed of or stored on, incorporated in, or removed or transported from the Mortgaged Property otherwise than in compliance with all Environmental Laws; and (d) there is no asbestos present in, and no underground storage tanks exist on, any of the Mortgaged Property. So long as Mortgagor owns or is in possession of the Mortgaged Property, Mortgagor shall keep or cause the Mortgaged Property to be kept free from Hazardous Materials and in compliance with all Environmental Laws and shall promptly notify Mortgagee if Mortgagor shall become aware of any Hazardous Materials on the Mortgaged Property and/or if Mortgagor shall become aware that the Mortgaged Property is in direct or indirect violation of any Environmental Laws, and Mortgagor shall remove such Hazardous Materials and/or cure such violations, as applicable, as required by law, promptly after Mortgagor becomes aware of same, at Mortgagor's sole expense. Nothing herein shall prevent Mortgagor from recovering such expenses from any other party that may be liable for such removal or cure. Upon Mortgagee's reasonable request, at any time and from time to time while this Mortgage is in effect, but not more frequently than once per calendar year, unless Mortgagee has determined that reasonable cause exists for the performance of additional environmental inspections or audits of the Mortgaged Property, Mortgagor shall provide, at Mortgagor's expense, an inspection or audit of the Mortgaged Property prepared by a licensed hydrogeologist or licensed environmental engineer approved by Mortgagee indicating the presence or absence of Hazardous Materials on the Mortgaged Property. If Mortgagor fails to provide such inspection or audit within thirty
(30) days after such request, Mortgagee may order same, and Mortgagor hereby grants to Mortgagee and its employees and agents access to the Mortgaged Property and a license to undertake such inspection or audit. The obligations and liabilities of Mortgagor under this paragraph 33 shall survive any termination, satisfaction, or assignment of this Mortgage, any Transfer and/or any exercise by Mortgagee of any of its rights or remedies hereunder, including but not limited to, the acquisition of the Mortgaged Property by foreclosure or a conveyance in lieu of foreclosure.

         34.      HANDICAPPED ACCESS.

                  (a) Mortgagor agrees that the Mortgaged Property shall at all times comply to the extent applicable with the requirements of the Americans with Disabilities Act of 1990, all state and local laws and ordinances related to handicapped access and all rules, regulations, and orders issued pursuant thereto, including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Building and Facilities (collectively, "ACCESS LAWS").

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 22

                  (b) Mortgagor agrees to give prompt notice to Mortgagee of the receipt by Mortgagor of any complaints related to violations of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.

         35. INDEMNIFICATION. In addition to any other indemnifications provided herein or in the Loan Agreement or the other Loan Documents, Mortgagor shall protect, defend, indemnify and save harmless Mortgagee from and against all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Mortgagee, INCLUDING THOSE CAUSED BY OR RESULTING FROM MORTGAGEE'S ORDINARY NEGLIGENCE, except to the extent resulting from Mortgagee's gross negligence or willful misconduct, by reason of (a) ownership of this Mortgage or the Mortgaged Property or any interest therein; (b) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Mortgaged Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (c) any use, nonuse or condition in, on or about the Mortgaged Property or any part thereof or on adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (d) any failure on the part of Mortgagor to perform or comply with any of the terms of this Mortgage; (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof; (f) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release, or threatened release of any Hazardous Materials on, from, or affecting the Mortgaged Property or any other property; (g) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials; (h) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials; (i) any violation of the Environmental Laws, which are based upon or in any way related to such Hazardous Materials including, without limitation, the costs and expenses of any remedial action, attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses; and (j) any failure of the Mortgaged Property to comply with any Access Laws. Any amounts payable to Mortgagee by reason of the application of this paragraph 35 shall be secured by this Mortgage and shall become immediately due and payable and shall bear interest at the Default Rate from the date any payment is made by Mortgagee hereunder until such payment is reimbursed by Mortgagor. The obligations and liabilities of Mortgagor under this paragraph 35 shall survive any termination, satisfaction or assignment of this Mortgage, any Transfer and/or any exercise by Mortgagee of any of its rights and remedies hereunder, including but not limited to, the acquisition of the Mortgaged Property by foreclosure or a conveyance in lieu of foreclosure.

         36. NOTICES. Any notice, demand, statement, request or consent made hereunder shall be in writing to the other party hereto at its address set forth below or at such other address as such party may designate by notice to the other party hereto and shall be deemed given (i) on receipt, if mailed, by certified or registered U.S. mail, return receipt requested, postage prepaid;
(ii) on receipt, if delivered, fee prepaid, to a national overnight delivery service (such as Federal Express, Purolator Courier, U.P.S. Next Day Air); or
(iii) when delivered, if delivered by hand, as evidenced by a signed receipt:

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 23

         To Mortgagor:

                  ACS Acquisition Corp.
                  1182 N.W. 37th Street
                  Coral Springs, Florida 33065
                  Attention: _________________
                  Telephone: 954-796-333i

         To Mortgagee:

                  Guaranty Business Credit Corporation
                  8333 Douglas Avenue, Suite 530
                  Dallas, Texas  75225
                  Attention: ACS Loan Officer
                  Telephone: 214-360.3424

Refusal to accept delivery of any notice shall be deemed to be receipt of such notice.

         37. AUTHORITY. (a) Mortgagor (and the undersigned representative of Mortgagor) has full power, authority and right to execute, deliver and perform its obligations pursuant to this Mortgage, and to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, hypothecate and assign the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Mortgage on Mortgagor's part to be performed and (b) Mortgagor represents and warrants that Mortgagor is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations, including temporary regulations.

         38. WAIVER OF NOTICE. Mortgagor shall not be entitled to any notices of any nature whatsoever from Mortgagee except with respect to matters for which this Mortgage specifically and expressly provides for the giving of notice by Mortgagee to Mortgagor and except with respect to matters for which Mortgagee is required by applicable law to give notice, and Mortgagor hereby expressly waives the right to receive any notice from Mortgagee with respect to any matter for which this Mortgage does not specifically and expressly provide for the giving of notice by Mortgagee to Mortgagor.

         39. SOLE DISCRETION OF MORTGAGEE. Wherever pursuant to this Mortgage, Mortgagee exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Mortgagee, the decision of Mortgagee to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Mortgagee and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

         40. NON-WAIVER. The failure of Mortgagee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Mortgage. Mortgagor shall not be relieved of Mortgagor's obligations hereunder by reason of (a) the failure of Mortgagee to comply with any request of Mortgagor to take any action to foreclose this Mortgage or otherwise enforce

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 25
any of the provisions hereof or of the Loan Agreement or the other Loan Documents, (b) the release, regardless of consideration, of the whole or any part of the Mortgaged Property, or of any Person liable for the Debt or any portion thereof, or (c) any agreement or stipulation by Mortgagee extending the time of payment or otherwise modifying or supplementing the terms of the Loan Agreement, this Mortgage or the other Loan Documents. Mortgagee may resort for the payment of the Debt to any other security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect. Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Mortgagee thereafter to foreclose this Mortgage. The rights and remedies of Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

         41. NO ORAL CHANGE. This Mortgage, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Mortgagor or Mortgagee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         42. SECTION 254 OF REAL PROPERTY LAW. All covenants hereof, other than those included in the New York statutory form of mortgage, shall be construed as affording to Mortgagee rights additional to, and not exclusive of, the rights conferred under the provisions of Section 254 of the Real Property Law of the State of New York.

         43. COMMERCIAL PROPERTY. Mortgagor represents that this Mortgage does not encumber real property principally improved or to be improved by one or more structures containing in the aggregate not more than six residential dwelling units, each having its own separate cooking facilities.

         44. MAXIMUM PRINCIPAL INDEBTEDNESS. Notwithstanding anything to the contrary contained herein, the maximum amount of principal indebtedness secured by the Mortgage or which under any contingency may be secured by this Mortgage is $1,774,500.00.

         45. SECTION 291-F AGREEMENT. This Mortgage is intended to be, and shall operate as, the agreement described in Section 291-f of the Real Property Law of the State of New York, and shall be entitled to the benefits afforded thereby. Mortgagor shall (unless such notice is contained in such tenant's Lease) deliver notice of this Mortgage in form and substance acceptable to Mortgagee, to all present and future holders of any interest in any Lease, by assignment or otherwise, and shall taken such other action as may now or hereafter be reasonably required to afford Mortgagee the full protections and benefits of Section 291-f. Mortgagor shall request the recipient of any such notice to acknowledge the receipt thereof.

         46. SUCCESSORS AND ASSIGNS. This Mortgage shall be binding upon and inure to the benefit of Mortgagor and Mortgagee and their respective heirs, personal representatives, successors and assigns forever.

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 25

         47. INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Loan Agreement or this Mortgage is held to be invalid, illegal or unenforceable in any respect, the Loan Agreement and this Mortgage shall be construed without such provision.

         48. HEADINGS, ETC. The headings and captions of various paragraphs of this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

         49. GOVERNING LAW. This Mortgage shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

         50. DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage may be used interchangeably in singular or plural form and the word "Mortgagor" shall mean "each Mortgagor and any subsequent owner or owners of the Mortgaged Property or any part thereof or any interest therein," the word "Mortgagee" shall mean "Mortgagee and any subsequent holder of the Loan Agreement," the word "Loan Agreement" shall mean "the Loan Agreement and an other evidence of indebtedness secured by this Mortgage," the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, and any other entity, and the words "Mortgaged Property" shall include any portion of the Mortgaged Property and any interest therein. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms and the singular form of nouns and pronouns shall include the plural and vice versa.

         51. WAIVER OF TRIAL BY JURY. MORTGAGOR AND MORTGAGEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE LOAN EVIDENCED BY THE LOAN AGREEMENT OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THE LOAN AGREEMENT, THIS MORTGAGE, OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF MORTGAGOR OR MORTGAGEE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR MORTGAGEE'S MAKING OF THE LOAN SECURED BY THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS.

         52. ASSIGNMENT. Mortgagee shall have the right, exercisable at any time and from time to time, to sell, transfer or assign the Mortgage and the other Loan Documents, or grant participations therein, or issue certificates or securities evidencing a beneficial interest therein in a rated or unrated public offering or private placement, and Mortgagee may forward to any purchaser, transferee, assignee, servicer, participant, investor or credit rating agency rating such securities (collectively, an "INVESTOR" or prospective Investor all documents and information in Mortgagee's possession with respect to Mortgagor, the Mortgaged Property and the Loan Documents as such Investor or prospective Investor may request.

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 26

         53. CONFLICTING PROVISIONS. To the extent any provision (including, without limitation, any covenant, default, or event of default) in this Mortgage conflicts with any provision in the Loan Agreement, the provisions that is more restrictive on Mortgagor shall prevail.

         IN WITNESS WHEREOF, Mortgagor has executed this Mortgage, intending to be legally bound, the day and year first above written.

                                         ACS ACQUISITION CORP.


                                         By: /s/ NORMAN J. HOSKIN
                                            ------------------------------------
                                         Name: Norman J. Hoskin
                                              ----------------------------------
                                         Title: President / CEO
                                               ---------------------------------


                                         GUARANTY BUSINESS CREDIT
                                         CORPORATION, doing business as Fidelity
                                         Funding


                                         By: /s/ MICHAEL D. HADDAD
                                            ------------------------------------
                                         Name: Michael D. Haddad
                                              ----------------------------------
                                         Title: President
                                               ---------------------------------


STATE OF FLORIDA

COUNTY OF BROWARD

         On the 10th day of March, 2000, before me personally came Norman J. Hoskin to me known to be the individual who executed the foregoing instrument and, who, being duly sworn by me, did depose and say that he is the President / CEO of ACS ACQUISITION CORP., a New York corporation and that he executed the foregoing instrument in the name of ACS ACQUISITION CORP. and that he had authority to sign the same, and acknowledged that he executed the same as the act and deed of said corporation.


                   GEORGE J. OVERMEYER
                   COMMISSION # CC592402         /s/ GEORGE J. OVERMEYER
          [SEAL]   EXPIRES OCT. 10, 2000      -----------------------------
                   BONDED THROUGH                     Notary Public
                   ATLANTIC BONDING CO., INC.

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 27

STATE OF TEXAS

COUNTY OF DALLAS

         On the 14th day of March, 2000, before me personally came Michael D. Haddad to me known to be the individual who executed the foregoing instrument and, who, being duly sworn by me, did depose and say that he is the President / CEO of GUARANTY BUSINESS CREDIT CORPORATION, doing business as Fidelity Funding, a Delaware corporation and that he executed the foregoing instrument in the name of GUARANTY BUSINESS CREDIT CORPORATION, doing business as Fidelity Funding and that he had authority to sign the same, and acknowledged that he executed the same as the act and deed of said corporation.


                   CHRISTINA T. RODRIGUEZ        /s/ CHRISTINA T. RODRIGUEZ
          [SEAL]   NOTARY PUBLIC              --------------------------------
                   STATE OF TEXAS                       Notary Public
                   COMM. EXP. 07-30-2001

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 28

                                    EXHIBIT A

PARCEL I

                  ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Evans, County of Erie and State of New York, being part of Lot No. 63, Township 8, Range 9 of the Holland Land Company's Survey, bounded and described as follows:

                  Beginning at a point in the center of the Hardpan Road at its intersection with the southeasterly boundary of the right of way of the Pennsylvania Railroad (as now laid out); running thence southerly along the center line of the Hardpan Road a distance of 243.08 feet more or less to a point 180 feet southeasterly from the southeasterly bounds of said railroad (measured at right angles therefrom); thence southwesterly and parallel with the southeasterly boundary of said railroad and 180 feet southeasterly therefrom a distance of 601.23 feet more or less to the southerly boundary of lands conveyed to Laura A. Tucker by deed recorded in Erie County Clerk's Office in Liber 1960 of Deeds at page 184; thence westerly along the southerly boundary of said Laura
A. Tucker's land a distance of 265.13 feet more or less to the southeasterly boundary of said Pennsylvania Railroad right of way; thence northeasterly and along the southeasterly boundary of said railroad a distance of 959.26 feet more or less to the center line of said Hardpan Road at the point or place of beginning.

                  Said Parcel I contains 5.2 acres more or less.

PARCEL II

                  ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Evans, County of Erie and State of New York, being part of Lot No. 63, Township 8 and Range 9 of the Holland Land Company's Survey, beginning at a point in the center line of Hardpan Road 430.16 feet southerly from the southeast comer of lands conveyed to Borst Engineering Inc., measured along the center line of Hardpan Road, by deed recorded in Liber 2174 of Deeds at page 528;

                  THENCE westerly along a line parallel with the north fine of Lot No. 63, Township 8 and Range 9, 447.7 feet;

                  THENCE on an angle northeasterly along the southerly bounds of lands so conveyed to the Borst Engineering Inc., by deed recorded in Liber 2174 of Deeds at page 528, 606 feet to a point in the center line of Hardpan Road
430.16 feet north of the point of beginning.

                  THENCE southerly 430.16 feet to the point of beginning.

                  Said Parcel II contains 3.0 acres more or less.

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 29

PARCEL III

                  ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Evans, County of Erie and State of New York, being part of Lots Nos. 63 and 54, Township 8 and Range 9 of the Holland Land Company's Survey, and more particularly bounded and described as follows:

                  BEGINNING at the point of intersection of the westerly line of said Farm Lot 54 with the center line of that portion of Hardpan Road (now abandoned) which runs east and west, said point of beginning being about 1102.43 feet southerly from the northwesterly corner of said Farm Lot 54; running thence easterly along said center line of Hardpan Road 1146.74 feet; thence southerly along a line forming a southwesterly angle of 89(degree) 57' with the said center line of Hardpan Road 3083.16 feet to the southerly line of said Farm Lot 54; thence westerly along the southerly line of said Farm Lot 54 and the center line of Holland Road, which is also the southerly line of said Farm Lot 63, 1434. 11 feet to the point of intersection of the extension southerly of the center line of that portion of Hardpan Road which runs north and south with the southerly line of said Farm Lot 63, being at a point in the southerly line of said Farm Lot 63, which is about 277.19 feet westerly from the southeasterly comer of said Farm Lot 63; thence northerly along the center line of that portion of Hardpan Road which runs northerly and southerly and which is now abandoned, and along the center line of Hardpan Road as now constituted and used, and its extension northerly (now abandoned) 3069.77 feet to its intersection with the center line of that portion of Hardpan Road (now abandoned) which runs east and west; thence easterly along said center line of Hardpan Road 261.69 feet to the westerly line of Farm Lot 54 to the point or place of beginning.

                  EXCEPTING AND RESERVING therefrom the premises conveyed in a certain deed from Sarah M. Vedder and Caroline M. Vedder, co-executrices etc. to the Western New York and Pennsylvania Railroad Company, dated December 17, 1891 and duty recorded in Erie County Clerk's Office, December 28, 1891 in Liber 627 of Deeds at page 590;

                  EXCEPTING AND RESERVING also therefrom the premises conveyed in a certain deed from Sarah M. Vedder and Caroline M. Vedder, individually and as executrices, etc. to the New York, Chicago and St. Louis Railroad Company, dated January 15, 1892 and duly recorded in Erie County Clerk's Office, June 30, 1892 in Liber 666 of Deeds at page 252; and

                  EXCEPTING AND RESERVING also therefrom the premises conveyed by a certain deed from Eugene L. Conklin and wife to one, George W. Wooderson, dated April 4, 1914 and duly recorded in the Erie County Clerk's Office, July 17, 1914 in Liber 1256 of Deeds at page 396; and

                  EXCEPTING AND RESERVING also therefrom a parcel of land described as follows:

                  Beginning at a point in the center line of Miller Road, now called Hardpan Road, where it is intersected by the easterly line of the parcel first above described; thence westerly along the center fine of said Miller Road 500 feet; thence south parallel to the east line of Jozef Rochna farm 1500 feet; thence easterly parallel to the center line of Miller Road 500 feet to the east line of said farm; and thence north on said east line 1500 feet to the place of beginning.

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 30

                  Said Parcel III contains 72.6 acres more or less.

                  Together with all right, title and interest of Mortgagor in and to any streets and roads abutting the above described premises.

Amended and Restated Mortgage, Security Agreement,
and Assignment of Leases and Rents -                                    Page 31

                AMENDED AND RESTATED GENERAL CONTINUING GUARANTY

                                       OF

                             AQUA CARE SYSTEMS, INC.

         In order to induce Guaranty Business Credit Corporation d/b/a Fidelity Funding ("GBCC"), a Delaware corporation, to extend and/or to continue to extend financial accommodations to ACS Acquisition Corp., a New York corporation (the "COMPANY") pursuant to the terms and conditions of that certain Amended and Restated Loan and Security Agreement (as the same may be amended, restated, extended, supplemented, or otherwise modified from time to time, the "AGREEMENT"), of even date herewith, between GBCC and the Company or pursuant to any other present or future agreement between GBCC and the Company, and in consideration of any loans, advances, or financial accommodations heretofore or hereafter granted by GBCC to or for the account of the Company, whether pursuant to the Agreement or otherwise, the undersigned ("GUARANTOR"), the owner of 100% of the outstanding capital stock of the Company, hereby guarantees, promises and undertakes as follows:

1. GUARANTY OF OBLIGATIONS. Guarantor unconditionally, absolutely and irrevocably guarantees and promises to pay to GBCC, on order or demand, in lawful money of the United States, any and all indebtedness, liabilities and obligations of the Company to GBCC whether under the Agreement or otherwise (collectively, the "OBLIGATIONS"). Without limiting the generality of the foregoing, Guarantor further agrees to pay to GBCC all post-petition interest, expenses and other duties and liabilities of the Company which would be owed by the Company but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company. The Obligations shall include any and all advances, debts, obligations and liabilities of the Company, heretofore, now, or hereafter made, incurred or created, whether voluntarily or involuntarily, however arising (including, without limitation, indebtedness owing by the Company to GBCC under the Agreement, indebtedness owing by the Company to third parties who have granted GBCC a security interest in the accounts, chattel paper and general intangibles of said third party, and any and all attorneys' fees, expenses, costs, premiums, charges and interest owed by the Company to GBCC, whether under the Agreement, or otherwise), whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether the Company may be liable individually or jointly with others, whether recovery upon such indebtedness may be or hereafter becomes barred by any statute of limitations or whether such indebtedness may be or hereafter becomes otherwise unenforceable, and also shall include the Company's prompt, full and faithful performance, observance and discharge of each and every term, condition, agreement, representation, warranty undertaking and provision to be performed by the Company under the Agreement.

2. CONTINUING GUARANTY. This guaranty (the "GUARANTY") is a continuing guaranty and shall remain effective until it has been expressly terminated pursuant to SECTION 14, provided, however, that, by sending written notice (by certified mail, return receipt requested) to GBCC, Guarantor may terminate this Guaranty as to (and only as to) Obligations of the Company under transactions having their inception after the effective date (the "EFFECTIVE TERMINATION DATE") specified in such written notice, which shall be at least 90 days after GBCC's receipt of such written notice. No such termination shall affect any rights or obligations arising out of transactions having their inception prior to the Effective Termination Date, including, without limitation, any loans or advances made, or any credit granted, to the Company after GBCC's receipt thereof pursuant to any agreement, commitment or obligation, including, without limitation, the Agreement, made or entered into by GBCC prior to the Effective Termination Date.

3. RIGHTS ARE INDEPENDENT. Guarantor agrees that it is directly and primarily liable to GBCC, that the obligations of Guarantor hereunder are independent of the obligations of the Company and that a separate action or actions may be brought and prosecuted against Guarantor, whether action is brought against the Company or whether the Company is joined in any such action or actions. Guarantor agrees that any releases which may be given by GBCC to the Company or any other guarantor or endorser of all or any part of the Obligations shall not release it from this Guaranty.

4. DEFAULT. In the event that any bankruptcy, insolvency, receivership or similar proceeding is instituted by or against Guarantor and/or the Company or in the event that either Guarantor or the Company becomes insolvent, makes an assignment for the benefit of creditors or attempts to effect a composition with creditors, or if there be any default under the Agreement (whether declared or not), then, at GBCC's election, without notice or demand, the obligations of Guarantor created hereunder shall become due, payable and enforceable against Guarantor whether or not the Obligations are then due and payable and whether or not the Obligations are enforceable against the Company.

5. INDEMNIFICATION. Guarantor agrees to indemnify, defend and hold GBCC harmless from and against any and all obligations, demands and liabilities, by whomsoever asserted and against all losses in any way suffered, incurred or paid by GBCC as a result of or in any way arising out of, following or consequential to transactions with the Company, whether under the Agreement or otherwise, and also agrees that this indemnification shall not be impaired by any modification, supplement, extension or amendment of any contract or agreement to which GBCC and the Company may hereafter agree, or by any agreements or arrangements whatever with the Company or anyone else. THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY GBCC, provided only that GBCC shall not be entitled under this section to receive indemnification for that portion, if any, of any liabilities and costs proximately caused by its own individual gross negligence or willful misconduct.

6. CONSENT TO MODIFICATIONS. Guarantor hereby authorizes GBCC, without notice or demand and without affecting its liability hereunder, from time to time to: (a) renew, compromise, forbear, extend, accelerate or otherwise change the time for payment or the terms of any of the Obligations, or any part thereof, including, without limitation, increasing or decreasing the rate of interest thereof or the amount of indebtedness thereunder; (b) take and hold security, guaranties, or other assurances of payment for the payment of the Obligations guaranteed hereby, and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as GBCC in its discretion may determine; (d) release or substitute any one or more endorsers or guarantors of all or any part of the Obligations; and (e) assign, without notice, this Guaranty in whole or in part and GBCC's rights hereunder to anyone at any time.

         Guarantor agrees that GBCC may do any or all of the foregoing in such manner, upon such terms, and at such times as GBCC, in its discretion, deems advisable, without, in any way or respect, impairing, effecting, reducing or releasing Guarantor from its undertakings hereunder, and Guarantor hereby consents to each and all of the foregoing acts, events and occurrences.

7. NO DUTY TO PURSUE OTHERS. It shall not be necessary for GBCC (and Guarantor hereby waives any rights which Guarantor may have to require
         GBCC), in order to enforce such payment to Guarantor, first to (i) institute suit or exhaust its remedies against the Company or others liable on the Obligations or any other person, (ii) enforce GBCC's rights against any security which shall ever have been given to secure the Obligations, (iii) enforce GBCC's rights against any other guarantors of the Obligations, (iv) join the Company or any others liable on the Obligations in any action seeking to enforce this Guaranty, (v) exhaust any remedies available to GBCC against any security which shall ever have been given to secure the Obligations, or
         (vi) resort to any other means of obtaining payment of the Obligations. GBCC shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Obligations.

8. WAIVER OF NOTICES, ETC. Guarantor agrees to the provisions of the Agreement, and hereby waives notice of (i) any loans or advances made by GBCC to the Company, (ii) acceptance of this Guaranty, (iii) any amendment or extension of the Agreement or of any other Obligations,
         (iv) the execution and delivery by the Company and GBCC of any other loan or credit agreement or of the Company's execution and delivery of any promissory notes or other documents in connection therewith, (v) the occurrence of any breach by the Company or Event of Default (as defined in the Agreement and collateral documents thereto), (vi) GBCC's transfer or disposition of the Obligations, or any part thereof, (vii) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Obligations, (viii) protest, proof of non-payment or default by the Company, or (ix) any other action at any time taken or omitted by GBCC, and, generally, all demands and notices of every kind in connection with this Guaranty, the Agreement, any documents or agreements evidencing, securing or relating to any of the Obligations and the obligations hereby guaranteed.

9. CONTINUATION OF GUARANTY. Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

         (a) the invalidity, illegality or unenforceability of all or any part of the Obligations, or any document or agreement executed in connection with the Obligations, for any reason whatsoever, including without limitation the fact that (i) the Obligations, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Obligations or any part thereof is ULTRA VIRES, (iii) the officers or representatives executing the Agreement or other documents or otherwise creating the Obligations acted in excess of their authority, (iv) the Obligations violates applicable usury laws, (v) the Company has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Obligations wholly or partially uncollectible from the Company, (vi) the creation, performance or repayment of the Obligations (or the execution, delivery and performance of any document or instrument representing part of the Obligations or executed in connection with the Obligations, or given to secure the repayment of the Obligations) is illegal, uncollectible or unenforceable, or (vii) the Agreement or other documents or instruments pertaining to the Obligations have been forged or otherwise are irregular or not genuine or authentic;

         (b) any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Obligations;

         (c) the failure of GBCC or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

         (d) the fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Obligations;

         (e) (i) the insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of the Company or any other party at any time liable for the payment of all or part of the Obligations; (ii) any dissolution of the Company, or any sale, lease or transfer of any or all of the assets of the Company or Guarantor, or any change in the shareholders, partners or members of the Company, or (iii) any reorganization, merger or consolidation of the Company into or with any other corporation or entity;

         (f) any payment by the Company to GBCC is held to constitute a preference under bankruptcy laws, or for any reason GBCC is required to refund such payment or pay such amount to the Company or someone else; or

         (g) any other action taken or omitted to be taken with respect to the Agreement, the Obligations, or the security and collateral therefore, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Obligations pursuant to the terms hereof; it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Obligations when due, notwithstanding any occurrence, circumstance, event, action or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Obligations.

10. WAIVER OF DEFENSES. Guarantor hereby waives any right to assert against GBCC as a defense, counterclaim, set-off or cross-claim, any defense (legal or equitable), set-off, counterclaim or cross-claim which Guarantor may now or any time hereafter have against the Company and any other party liable to GBCC in any way or manner. Guarantor hereby waives all defenses, counterclaims and off-sets of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity or enforceability of the Agreement or any security interest thereunder or any Transaction Document (as defined in the Agreement).

         Guarantor hereby waives any defense arising by reason of any claim or defense based upon an election of remedies by GBCC, which, in any manner impairs, affects, reduces, releases, destroys or extinguishes Guarantor's subrogation rights, rights to proceed against the Company for reimbursement, or any other rights of Guarantor to proceed against the Company or against any other rights of Guarantor or against any other person or security. Guarantor waives all presentments, demands for performance, notices of non-performance, protests, notices of protests, notices of dishonor, notices of default, notice of acceptance of this Guaranty, and notices of the existence, creating or incurring of new or additional indebtedness, and all other notices or formalities to which Guarantor may be entitled.

         As a condition to payment or performance by Guarantor under this Guaranty, GBCC shall not be required to, and Guarantor hereby waives any and all rights to require GBCC to prosecute or seek to enforce any remedies against the Company or any other party liable to GBCC on account of the Obligations or to require GBCC to seek to enforce or resort to any remedies with respect to any security interests, liens or encumbrances granted to GBCC by the Company or any other party on account of the Obligations.

         All monies or other property of Guarantor at any time in GBCC's possession may be held by GBCC as security for any and all obligations of Guarantor to GBCC no matter now existing or hereafter arising, whether absolute or contingent, whether due or to become due, and whether under this Guaranty or otherwise, Guarantor also agrees that GBCC's books and records showing the account between GBCC and the Company shall be admissible in any action or proceeding and shall be binding upon Guarantor for the purpose of establishing the terms set forth therein and shall constitute prima facie proof thereof.

11. NO SUBROGATION. Insofar as Guarantor and Company are concerned, any payment hereunder by Guarantor shall be deemed a contribution to the capital of Company, and Guarantor shall have no right of subrogation with respect hereto (including without limitation any right of subrogation under /section/ 34.04 of the Texas Business and Commerce
         Code). Guarantor hereby waives any rights to enforce any rights of subrogation, contribution, reimbursement, indemnification, exoneration and any other remedy which Guarantor may have against Company or any other person with respect to this Guaranty, the Obligations, or applicable law. Guarantor hereby irrevocably agrees, to the fullest extent permitted by law, that it will not exercise (and herein waives) any rights against Company or any other person which it may acquire by way of subrogation, contribution, reimbursement, indemnification or exoneration under or with respect to this Guaranty, the Obligations or applicable law, by any payment made hereunder or otherwise. If the foregoing waivers are adjudicated unenforceable by a court of competent jurisdiction, then Guarantor agrees that no liability or obligation of Company that shall accrue by virtue of any right to subrogation, contribution, indemnity, reimbursement or exoneration shall be paid, nor shall any such liability or obligation be deemed owed, until all of the Obligations shall have been paid in full.

12. SUBORDINATION. Guarantor hereby subordinates any and all indebtedness of the Company to Guarantor to the full and prompt payment and performance of all of the Obligations. Guarantor agrees that GBCC shall be entitled to receive payment of all Obligations prior to Guarantor's receipt of payment of any amount of any indebtedness of the Company to Guarantor. Any payments on such indebtedness to Guarantor, if GBCC so requests, shall be collected, enforced and received by Guarantor, in trust, as trustee for GBCC and shall be paid over to GBCC on account of the Obligations, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. GBCC is authorized and empowered, but not obligated, in its discretion,
         (a) in the name of Guarantor, to collect and enforce, and to submit claims in respect of, any indebtedness of the Company to Guarantor and to apply any amounts received thereon to the Obligations, and (b) to require Guarantor (i) to collect and enforce, and to submit claims in respect of, any indebtedness of Company to Guarantor and (ii) to pay any amounts received on such indebtedness to GBCC for application to the Obligations.

13. FINANCIAL CONDITION OF THE COMPANY. Guarantor is presently informed of the financial condition of the Company and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Guarantor hereby covenants that it will continue to keep itself informed of the Company's financial condition and of all other circumstances which bear upon the risk of nonpayment. Guarantor hereby waives its right, if any, to require GBCC to disclose to Guarantor, and GBCC is relieved of any obligation or duty to disclose to Guarantor, any information which GBCC may now or hereafter acquire concerning such condition or circumstances.

14. TERMINATION. The Guarantor's obligation under this Guaranty shall continue in full force and effect until the Company's Obligations are fully paid, performed and discharged and GBCC gives the Guarantor written notice of that fact. The Company's Obligations shall not be considered fully paid, performed and discharged unless and until all payments by the Company to GBCC are no longer subject to any right on the part of any person whomsoever, including but not limited to, the Company, the Company as a debtor-in-possession, or any trustee or receiver in bankruptcy, to set aside such payments or seek to recoup the amount of such payments, or any part thereof. The foregoing shall include, by way of example and not by way of limitation, all rights to recover preferences voidable under Title 11 of the United States Code. In the event that any such payments by the Company to GBCC are set aside after the making thereof, in whole or in part, or settled without litigation, to the extent of such settlement, all of which is within GBCC's discretion, Guarantor shall be liable for the full amount GBCC is required to repay plus costs, interest, attorneys' fees and any and all expenses which GBCC paid or incurred in connection therewith.

15. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon the heirs, executors, legal representatives, successors and assigns of the Guarantor and shall inure to the benefit of GBCC's successors and assigns, provided that this provision shall not be construed to permit Guarantor to assign this Guaranty or any obligations hereunder to any person or entity.

16. MODIFICATIONS. This Guaranty cannot be modified orally. No modification of this Guaranty shall be effective for any purpose unless it is in writing and executed by an officer of GBCC authorized to do so. All prior agreements, understandings, representations and negotiations, if any, are merged into this Guaranty.

17. ATTORNEYS' FEES. Guarantor agrees to pay all reasonable attorneys' fees, post-judgment interest and all other costs and out-of-pocket expenses which may be incurred by GBCC in the enforcement of this Guaranty or in any way arising out of, following, or consequential to the enforcement of the Company's Obligations, whether under this Guaranty, the Agreement, or otherwise.

18. LIMITATION ON INTEREST. GBCC and Guarantor intend to contract in strict compliance with applicable usury law from time to time in effect, and the provisions of the Agreement limiting the interest for which Guarantor is obligated are expressly incorporated herein by reference.

19. GOVERNING LAW. ALL ACTS AND TRANSACTIONS HEREUNDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW. GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN DALLAS COUNTY, TEXAS, AND AGREES AND

         CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON GUARANTOR IN ANY LEGAL PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER RELATIONSHIP BETWEEN GBCC AND GUARANTOR BY ANY MEANS ALLOWED UNDER STATE OR FEDERAL LAW. ANY LEGAL PROCEEDING ARISING OUT OF OR IN ANY WAY RELATED TO THIS GUARANTY OR ANY OTHER RELATIONSHIP BETWEEN GBCC AND GUARANTOR SHALL BE BROUGHT AND LITIGATED EXCLUSIVELY IN ANY ONE OF THE STATE OR FEDERAL COURTS LOCATED IN DALLAS COUNTY, TEXAS, HAVING JURISDICTION. GUARANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, THAT ANY SUCH PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER.

20. SECTION NUMBERS AND HEADINGS. Section numbers and section titles have been set forth herein for convenience only; they shall not be construed to limit or extend the meaning of any part of this Guaranty.

21. BENEFIT. Guarantor will directly benefit from GBCC's making loans to the Company, and such benefit has a value reasonably equivalent to the obligations and liabilities incurred hereunder. The Board of Directors of Guarantor, acting pursuant to a duly called and constituted meeting, after proper notice, or pursuant to a valid unanimous consent, has determined that this Guaranty directly or indirectly benefits Guarantor and is in the interests of Guarantor.

22. LEGALITY. The execution, delivery and performance by Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder (i) have been duly authorized by all necessary corporate and stockholder action of Guarantor, and (ii) do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, deed of trust, charge, lien, or any contract, agreement or other instrument to which Guarantor is a party or which may be applicable to Guarantor or any of its assets, or violate any provisions of its Certificate of Incorporation, Bylaws or any other organizational document of Guarantor; this Guaranty is a legal and binding obligation of Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights.

23. ORGANIZATION AND GOOD STANDING. Guarantor (i) is, and will continue to be, a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and (ii) possesses all requisite authority, power, licenses, permits and franchises necessary to own its assets, to conduct its business and to execute and deliver and comply with the terms of this Guaranty.

24. GUARANTOR'S FINANCIAL CONDITION. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantor is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities and debts, and has and will have property and assets in the State of Texas sufficient to satisfy and repay its obligations and liabilities.

25.      AMENDMENT AND RESTATEMENT. This Guaranty restates and amends each of
         (i) that certain General Continuing Guaranty, dated as of June 4, 1997, executed by Guarantor in favor of Fidelity Funding, Inc., (ii) that certain General Continuing Guaranty, dated as of June 4, 1997, executed by Guarantor in favor of Fidelity Funding of California, Inc. ("FFC"), and (iii) that certain General Continuing Guaranty, dated as of June 4, 1997, executed by Guarantor in favor of FFC (as the same may have heretofore been amended or modified, each an "ORIGINAL GUARANTY" and, collectively, the "ORIGINAL GUARANTIES") in its entirety effective as of the date hereof, and all of the terms and provisions hereof shall supersede the terms and provisions of each Original Guaranty. Certain of the Obligations guaranteed by Guarantor under the Original Guaranties have been renewed and extended under the Agreement.

         THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR

         SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

EXECUTED AND AGREED as of
March 14, 2000:

"GUARANTOR":                                AQUA CARE SYSTEMS, INC.


                                            By: /s/ NORMAN J. HOSKIN
                                               ---------------------------------
                                                  Name:  Norman J. Hoskin
                                                       -------------------------
                                                  Title: President / CEO
                                                        ------------------------


Guarantor Address:                          11820 NW 37 STREET
                                            ------------------------------------
                                            CORAL SPRINGS, FL 33065
                                            ------------------------------------


Guarantor Telephone Number:                 (954) 769-3338
                                            ------------------------------------

Guarantor Tax ID Number:                    13-3615311
                                            ------------------------------------

                AMENDED AND RESTATED PATENT COLLATERAL ASSIGNMENT

         THIS AMENDED AND RESTATED PATENT COLLATERAL ASSIGNMENT (this "AGREEMENT") is made on March 14, 2000, between ACS Acquisition Corp., a New York corporation ("COMPANY") and Guaranty Business Credit Corporation d/b/a Fidelity Funding, a Delaware corporation ("LENDER").

                                    RECITALS:

         Company has executed and delivered to Lender a Loan and Security Agreement, dated as of the date hereof, between Company and Lender (as the same may be amended, restated, renewed, extended, supplemented, or otherwise modified from time to time, the "LOAN AGREEMENT"). In order to induce Lender to execute and deliver the Loan Agreement, Company has agreed to assign to Lender certain patent rights as provided herein.

         NOW, THEREFORE, in consideration of the premises, Company hereto agrees with Lender as follows:

         1. To secure the complete and timely satisfaction of all Obligations (as defined in the Loan Agreement), Company hereby grants, assigns and conveys to Lender its entire right, title and interest in and to all patents and all applications with respect thereto, including, without limitation, those listed or described on SCHEDULE 1 attached hereto, all rights existing with respect to the foregoing, including any licenses, license rights or royalties, any proceeds of infringement suits, and all rights to same for past, present and future infringements, in each case, whether now or hereafter existing; all rights corresponding thereto throughout the world; and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof (collectively called the "PATENTS").

         2.       Company covenants and warrants that:

         (a) The Patents are subsisting and have not been adjudged invalid or unenforceable, in whole or in part;

         (b) Each of the Patents is valid and enforceable and Company has notified Lender in writing of all prior assignments thereof (including the public uses and sales of which it is aware);

         (c) Company is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents, free and clear of any liens, charges and encumbrances, including without limitation, pledges, assignments, licenses, shop rights and covenants by Company not to sell to third persons; and

         (d) Company has the unqualified right to enter into this Agreement and perform its terms and has entered and will enter into written agreements with each of its present and future employees, agents and consultants which will enable it to comply with the covenants herein contained.

         Except as specifically set forth above, Company does not warrant that the Patents might not be declared invalid if challenged in court.

         3. Company agrees that, until all of the Obligations shall have been satisfied in full, it will not enter into any agreement (for example, a license agreement) which is inconsistent with Company's obligations under this Agreement, without Lender's prior, written consent.

         4. If, before the Obligations shall have been satisfied in full, Company shall obtain rights to any new patentable inventions, or become entitled to the benefit of any patent application or patent for any reissue, division, continuation, renewal, extension, or continuation-in-part of any Patent or any improvement on any Patent, the provisions of SECTION 1 automatically apply thereto and Company shall give to Lender prompt notice thereof in writing hereof.

         5. Company authorizes Lender to modify this Agreement by amending
SCHEDULE 1 to include any future patents and patent applications which are Patents under SECTION 1 or SECTION 4 hereof.

         6. Unless and until there shall have occurred and be continuing an Event of Default (as defined in the Loan Agreement), Lender hereby grants to Company the exclusive, nontransferable right and license under the Patents to make, have made for it, use and sell the inventions disclosed and claimed in the Patents for Company's own benefit and account and for none other. Company agrees not to sell or assign its interest in, or grant any sublicense under, the license granted to Company in this SECTION 6, without the prior, written consent of Lender.

         7. If any Event of Default shall have occurred and be continuing, Company's license under the Patents as set forth in SECTION 6 shall terminate forthwith, and Lender shall have, in addition to all other rights and remedies given it by this Agreement, those set forth in Loan Agreement, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Patents may be located and, without limiting the generality of the foregoing, Lender may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to Company, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, the whole or from time to time any part of the Patents, or any interest which Company may have therein, and after deducting from the proceeds of sale or other disposition of the Patents all expense (including all reasonable expenses for brokers' fees and legal services), shall apply the residue of such proceeds toward the payment of the Obligations. Any remainder of the proceeds after payment in full of the Obligations shall be paid over to Company. Notice of any sale or other disposition of the Patents shall be given to Company at least five (5) days before the time of any intended public or private sale or other disposition of the Patents is to be made, which Company hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, any holder of any Note or

Lender may, to the extent permissible under applicable law, purchase the whole or any part of the Patents sold, free from any right of redemption on the part of Company, which right is hereby waived and released.

         8. If any Event of Default shall have occurred and be continuing, Company hereby authorizes and empowers Lender to make, constitute and appoint any officer or agent of Lender, as Lender may select in its exclusive discretion, as Company's true and lawful attorney-in-fact, with the power to endorse Company's name on all applications, documents, papers and instruments necessary for Lender to use the Patents, or to grant or issue any exclusive or nonexclusive license under the Patents to any third person, or necessary for Lender to assign, pledge, convey or otherwise transfer title in or dispose of the Patents to any third person. Company hereby ratifies all that such attorney shall be lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Agreement.

         9. At such time as Company shall completely satisfy all of the Obligations, this Agreement shall terminate and Lender shall execute and deliver to Company all deeds, assignments and other instruments as may be necessary or proper to re-vest in Company full title to the Patents, subject to any disposition thereof which may have been made by Lender pursuant hereto.

         10. Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by Lender in connection with the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving the Patents, or in defending or prosecuting any actions or proceedings arising out of or related to the Patents, shall be borne and paid by Company on demand by Lender and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the rate prescribed in the Loan Agreement.

         11. Company shall have the duty, through counsel acceptable to Lender, to prosecute diligently any patent applications of the Patents pending as of the date of this Agreement or thereafter until the Obligations shall have been paid in full, to make application on unpatented but patentable inventions and to preserve and maintain all rights in patent applications and patents of the Patents, including, without limitation, the payment of all maintenance fees. Any expenses incurred in connection with such an application shall be borne by Company. Company shall not abandon any right to file a patent application, or any pending patent application or patent without the consent of Lender, which consent shall not be unreasonably withheld.

         12. Company shall have the right, with the consent of Lender, which shall not be unreasonably withheld, to bring suit in its own name, and to join Lender, if necessary, as a party to such suit so long as Lender is satisfied that such joinder will not subject it to any risk of liability, to enforce the Patents and any licenses thereunder. Company shall promptly, upon demand, reimburse and indemnify Lender for all damages, costs and expenses, including legal fees, incurred by Lender pursuant to this SECTION 12.

         13. No course of dealing between Company and Lender, nor any failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder or under the Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         14. All of Lender's rights and remedies with respect to the Patents, whether established hereby or by the Loan Agreement, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

         15. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any clause or provision of this Agreement in any jurisdiction.

         16. This Agreement is subject to modification only by a writing signed by the parties, except as provided in SECTION 5. ---------

         17. All grants, covenants and agreements contained in this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that Company may not delegate or assign any of its duties or obligations under this Agreement without the prior, written consent of Lender. LENDER RESERVES THE RIGHT TO ASSIGN ITS RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT IN WHOLE OR IN PART TO ANY PERSON OR ENTITY. Without limiting the generality of the foregoing, Lender may from time to time grant participations in all or any part of the obligations of Company hereunder or the Loan Agreement to any Person on such terms and conditions as may be determined by Lender in its sole and absolute discretion, provided that the grant of such participation shall not relieve Lender of its obligations hereunder nor create any additional obligation of Company.

         18. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW. COMPANY HEREBY IRREVOCABLY SUBMITS ITSELF TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN DALLAS COUNTY, TEXAS, AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER RELATIONSHIP BETWEEN LENDER AND COMPANY BY ANY MEANS ALLOWED UNDER STATE OR FEDERAL LAW. ANY LEGAL PROCEEDING ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR ANY OTHER RELATIONSHIP BETWEEN LENDER AND COMPANY SHALL BE BROUGHT AND LITIGATED EXCLUSIVELY IN ANY ONE OF THE STATE OR FEDERAL COURTS LOCATED IN DALLAS COUNTY, TEXAS,

HAVING JURISDICTION UNLESS LENDER SHALL ELECT OTHERWISE. THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, THAT ANY SUCH PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER.

         19. EACH OF COMPANY AND LENDER HEREBY (A) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH; (B) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (C) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (D) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS PARAGRAPH.

         20. All notices, requests, consents, demands and other communications required or permitted under this Agreement shall be in writing and, unless otherwise specifically provided in such Agreement, shall be deemed sufficiently given or furnished if delivered by personal delivery, by telegram or telex, by expedited delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the addresses specified below (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telegram or telex, upon receipt.

         21. This Agreement restates and amends that certain Collateral Assignment of Patents, dated as of June 4, 1997, between Company and Lender (as assignee of Fidelity Funding, Inc. and Fidelity Funding of California, Inc.) (the "PRIOR AGREEMENT") in its entirety effective as of the date hereof, and all of the terms and provisions hereof shall supersede the terms and provisions thereof; provided that all indebtedness and obligations of the Company to Lender under the Prior Agreement are renewed and extended hereby and all liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities (the "LIENS") created by the Prior Agreement are renewed and extended hereby and shall continue in full force and effect to secure the Obligations. By this Agreement, the Liens are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations.

         WITNESS the execution hereof as of the day and first year first above written.

                                    COMPANY:

                                    ACS ACQUISITION CORP.

                                    By: /s/ NORMAN J. HASKIN
                                        --------------------
                                    Name: Norman J. Haskin
                                    Title: Pres/CEO


                                    LENDER:

                                    GUARANTY BUSINESS CREDIT
                                    CORPORATION D/B/A FIDELITY FUNDING

                                    By: /s/ MICHAEL D.HADDAD
                                    Name: Michael D. Haddad
                                    Title: President

                                   SCHEDULE 1

                                     PATENTS

         The following United States patents:

PATENT NO.                          TITLE                                 ISSUED
----------                          -----                                 ------

                AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT

         THIS AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT (this "AGREEMENT") is entered into as of March 14, 2000, by and between ACS Acquisition Corp., a New York corporation ("COMPANY"), and Guaranty Business Credit Corporation d/b/a Fidelity Funding, a Delaware corporation ("GBCC"). Company hereby agrees with GBCC as follows:

         1. DEFINED TERMS. Terms used but not otherwise defined herein shall have the meanings assigned thereto in that certain Amended and Restated Loan and Security Agreement (as the same may be amended, restated, renewed, extended, supplemented, or otherwise modified from time to time, the "LOAN AGREEMENT"), of even date herewith, between Company and GBCC.

         2. GRANT OF SECURITY INTEREST. To secure the obligations of Company under the Loan Agreement, Company hereby grants to GBCC a first priority security interest in, and conditionally assigns, but does not transfer title, to GBCC all of Company's right, title and interest in and to the following assets and properties (collectively, the "COLLATERAL"):

         (a) all trademarks, rights and interests predictable as trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and any other designs or sources of business identifies, indicia of origin or similar devices, including without limitation, those listed on SCHEDULE 1 attached hereto, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all of the goodwill associated therewith, in each case whether now or hereafter existing, and all rights and interest associated with the foregoing including any licenses, license rights and royalties of all rights to sue or by opposition or cancellation proceedings for past, present and future infringements of such rights; and

         (b)      all proceeds of the foregoing.

         3. WARRANTIES AND REPRESENTATIONS. Company hereby warrants and represents to GBCC the following:

         (a) A true and complete schedule setting forth all federal and state trademark registrations owned or controlled by Company or licensed to Company is set forth on SCHEDULE 1;

         (b) Each of the trademarks and trademark registrations are valid and enforceable, and Company is not presently aware of any past, present, or prospective claim by any third party that any of the trademarks are invalid or unenforceable, or that the use of any trademarks violates the rights of any third person, or of any basis for any such claims;

         (c) Company is the sole and exclusive owner of the entire and unencumbered right, title, and interest in and to each of the trademarks and trademark registrations, free and clear of any liens, charges and encumbrances, including without limitation, pledges, assignments, licenses, shop rights and covenants by Company not to sue third persons;

         (d) Company has used and will continue to use proper statutory notice in connection with its use of each of the trademarks; and

         (e) Company has used, and will continue to use, consistent standards of high quality (which may be consistent with Company's past practices) in the manufacture, sale, and delivery of products and services sold or delivered under or in connection with the trademarks, including, to the extent applicable, in the operation and maintenance of its merchandising operations, and will continue to maintain the validity of the trademarks.

         4. AFTER ACQUIRED TRADEMARK RIGHTS. If Company shall obtain rights to any new trademarks, the provisions of this Agreement shall automatically apply thereto. Company shall give prompt notice in writing to GBCC with respect to any such new trademarks or renewal or extension of any trademark registration. Company shall bear any expenses incurred in connection with future applications for trademark registration.

         5. LITIGATION AND PROCEEDINGS. Company shall commence and diligently prosecute in its own name, as the real party in interest, for its own benefit, and its own expense, such suits, administrative proceedings, or other actions for infringement or other damages as are in its reasonable business judgment necessary to protect the Collateral. Company shall provide to GBCC any information with respect thereto reasonably requested by GBCC. GBCC shall provide at Company's expense all necessary cooperation in connection with any such suit, proceeding or action including, without limitation, joining as a necessary party. Following Company's becoming aware thereof, Company shall notify GBCC of the institution of, or any adverse determination in, any proceeding in the United States Patent and Trademark Office, or any United States, state or foreign court regarding Company's claim of ownership in any of the trademarks, its right to apply for the same, or its right to keep and maintain such trademark rights.

         6. EVENTS OF DEFAULT. An Event of Default hereunder shall be deemed to have occurred and be continuing if (a) Company shall have breached any of the provisions of this Agreement or (b) an "Event of Default" shall have occurred under the Loan Agreement.

         7. SPECIFIC REMEDIES. Upon the occurrence of any Event of Default:

         (a) GBCC may notify licensees to make royalty payments on any license or other similar agreements relating to the Collateral directly to GBCC.

         (b) GBCC may sell or reassign the Collateral and associated goodwill at public or private sale for such amounts, and at such time or times as GBCC deems advisable. Any requirements of reasonable notice of any disposition of the Collateral shall be satisfied if such notice is sent to Company five (5) days prior to such disposition. Company shall be credited with the net proceeds of such sale only when they are actually received by GBCC, and Company shall continue to be liable for any deficiency remaining after the Collateral is sold or collected.

         (c) If the sale is to be a public sale, GBCC shall also give notice of the time and place by publishing a notice one time at least five (5) calendar days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held.

         (d) To the maximum extent permitted by applicable law, GBCC may be the purchaser of any or all of the Collateral and associated goodwill at any public sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any public sale, to use and apply all or any part of the obligations owned by Company to GBCC as a credit on account of the purchase price of any Collateral payable by GBCC at such sale.

         (e) GBCC may exercise any and all other rights and remedies available to it as a secured party under applicable law or the Uniform Commercial Code regardless of whether any part of the Collateral is subject to the Uniform Commercial Code, and may exercise any rights and remedies available to it under the Loan Agreement as the result of such Event of Default as if the Collateral hereunder were Collateral under the Loan Agreement.

         8. ASSIGNMENT. All grants, covenants and agreements contained in this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that Company may not delegate or assign any of its duties or obligations under this Agreement without the prior written consent of GBCC. GBCC RESERVES THE RIGHT TO ASSIGN ITS RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT IN WHOLE OR IN PART TO ANY PERSON OR ENTITY. Without limiting the generality of the foregoing, GBCC may from time to time grant participations in all or any part of the obligations of Company hereunder or the Loan Agreement to any Person on such terms and conditions as may be determined by GBCC in its sole and absolute discretion, provided that the grant of such participation shall not relieve GBCC of its obligations hereunder nor create any additional obligation of Company.

         9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW. COMPANY HEREBY IRREVOCABLY SUBMITS ITSELF TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN DALLAS COUNTY, TEXAS, AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER RELATIONSHIP BETWEEN GBCC AND COMPANY BY ANY MEANS ALLOWED UNDER STATE OR FEDERAL LAW. ANY LEGAL PROCEEDING ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR ANY OTHER RELATIONSHIP BETWEEN GBCC AND COMPANY SHALL BE BROUGHT AND LITIGATED EXCLUSIVELY IN ANY ONE OF THE STATE OR FEDERAL COURTS LOCATED IN DALLAS COUNTY, TEXAS, HAVING

JURISDICTION UNLESS GBCC SHALL ELECT OTHERWISE. THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, THAT ANY SUCH PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER.

         10. WAIVERS. EACH OF COMPANY AND GBCC HEREBY (A) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH; (B) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (C) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (D) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

         11. NOTICES. All notices, requests, consents, demands and other communications required or permitted under this Agreement shall be in writing and, unless otherwise specifically provided in such Agreement, shall be deemed sufficiently given or furnished if delivered by personal delivery, by telegram or telex, by expedited delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the addresses specified below (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telegram or telex, upon receipt.

         If to Company:             ACS Acquisition Corp.
                                    11820 N.W. 37th Street
                                    Coral Springs, Florida  33065
                                    Fax:  (954) 796-3402
                                    Attn:  President

         If to GBCC:                Guaranty Business Credit Corporation
                                    d/b/a Fidelity Funding
                                    8333 Douglas Avenue, Suite 530
                                    Dallas, Texas  75225
                                    Fax:  (214) 360-3464
                                    Attn:  Jeff Gann, Loan Officer

         12. AMENDMENT AND RESTATEMENT. This Agreement restates and amends that certain Trademark Security Agreement, dated as of June 4, 1997, between Company and GBCC (as assignee of Fidelity Funding, Inc. and Fidelity Funding of California, Inc.) (the "PRIOR AGREEMENT") in its entirety effective as of the date hereof, and all of the terms and provisions hereof shall supersede the terms and provisions thereof; provided that all indebtedness and obligations of the Company to GBCC under the Prior Agreement are renewed and extended hereby and all liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities (the "LIENS") created by the Prior Agreement are renewed and extended hereby and shall continue in full force and effect to secure the Obligations. By this Agreement, the Liens are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations.

         IN WITNESS WHEREOF, Company and GBCC have executed this Agreement by their duly authorized officers as of the date first above written.

                                    ACS ACQUISITION CORP.

                                    By: /s/ NORMAN J. HASKIN
                                        --------------------
                                    Name: Norman J. Haskin
                                    Title: Pres/CEO


                                    LENDER:

                                    GUARANTY BUSINESS CREDIT
                                    CORPORATION D/B/A FIDELITY FUNDING

                                    By: /s/ MICHAEL D.HADDAD
                                    Name: Michael D. Haddad
                                    Title: President

                                   SCHEDULE 1

                                 PROMISSORY NOTE

         FOR VALUE RECEIVED, the undersigned (the "MAKER") promises to pay to the order of Guaranty Business Credit Corporation, doing business as Fidelity Funding (together with its successors and assigns, the "HOLDER") the principal sum of Three Hundred Twelve Thousand Nine Hundred and No/100 Dollars ($312,900.00) together with interest thereon until paid in full at the Contract Rate, principal and interest hereunder being payable in lawful money of the United States at the Holder's office at 8333 Douglas Avenue, Suite 530, Dallas, Texas 75225, or such other address as the Holder shall direct the Maker from time to time in writing.

         The principal balance hereof and interest thereon shall be payable on demand.

         Interest hereunder shall be calculated on the basis of a year of 360 days and the actual number of days elapsed. Each payment made hereunder shall be allocated first to the payment of accrued and unpaid interest and then to the payment of principal.

         If this promissory note is placed in the hands of an attorney for collection, or if it is collected through bankruptcy, collection or judicial proceedings, the Maker agrees to pay the Holder's legal fees and collection costs to the extent permitted by law. The Maker waives demand, presentment, notice of dishonor, protest and notice of protest, diligence in collecting, or in bringing suit against any party hereto.

         As used herein, the term "CONTRACT RATE" means, unless the Holder has elected to charge the Default Rate if payment hereunder is not received when demand is made, a rate of interest equal to the lesser of (a) the Prime Rate in effect from time to time plus one and one-quarter percent (1.25%) PER ANNUM and
(b) the maximum rate permitted by applicable law and, at the option of the Holder, if payment has not been made when demanded, the Default Rate. The Contract Rate shall be automatically increased or decreased, as the case may be, without notice to the Maker from time to time as of the effective date of each change in the Prime Rate.

         As used herein, the term "DEFAULT RATE" means a rate of interest equal to the lesser of (x) the Prime Rate in effect from time to time plus six and one-quarter percent (6.25%) PER ANNUM and (y) the maximum rate permitted by applicable law. The Default Rate shall be automatically increased or decreased, as the case may be, without notice to the Maker from time to time as of the effective date of each change in the Prime Rate

         As used herein, the term "PRIME RATE" means the rate PER ANNUM announced by Guaranty Federal Bank F.S.B. or its successors or assigns from time to time as its base rate, which base rate may not necessarily be the lowest or best rate actually charged to customers of such bank."

EXECUTED on March 14, 2000.

                                    ACS ACQUISITION CORP.

                                    By: /s/ NORMAN J. HASKIN
                                        --------------------
                                    Name: Norman J. Haskin
                                    Title: Pres/CEO

                       CERTIFICATE OF CORPORATE RESOLUTION
                             (ACS ACQUISITION CORP.)

         The undersigned, the President and Secretary of ACS Acquisition Corp. (the "COMPANY"), a New York corporation, do hereby certify to Guaranty Business Credit Corporation d/b/a Fidelity Funding ("GBCC") that:

         1. We are the duly elected, qualified and acting President and Secretary, respectively, of the Company, are familiar with the facts herein certified and are duly authorized to certify such facts and make this certificate.

         2. The Company is duly organized, validly existing and in good standing under the laws of the State of New York, and is duly authorized to transact business as a foreign corporation in and is in good standing under the laws of each jurisdiction where the ownership or lease of its properties and assets or the conduct of its business would require such qualification; no changes have been made to (a) the Company's articles or certificate of incorporation since May 29, 1997, or (b) the Company's bylaws since June 4, 1997; all franchise and other taxes required to maintain the Company's corporate existence have been paid when due and no such taxes are delinquent; and no proceedings are pending for the forfeiture of the Company's articles or certificate of incorporation or for the Company's dissolution, voluntarily or involuntarily.

         3. The following resolutions were duly adopted by Unanimous Written Consent dated and effective as of _________________, 2000, in accordance with all applicable laws and the Company's articles or certificate of incorporation and by-laws:

                  RESOLVED, that the Company borrow from, and receive loans from Guaranty Business Credit Corporation d/b/a Fidelity Funding ("GBCC") under one or more agreements from time to time (collectively, the "LOAN AND SECURITY AGREEMENT") providing for the establishment of a revolving line of credit for the Company with GBCC and the pledge of any or all of the assets of the Company to secure the Company's obligations to GBCC thereunder, such Loan and Security Agreement to be in form and substance satisfactory to the officer or officers of the Company executing and delivering the same;

                  FURTHER RESOLVED, that each of the president, the treasurer/chief financial officer, the secretary and each vice president of the Company, acting jointly or alone, hereby are authorized to negotiate, execute, deliver and perform the Company's obligations under the Loan and Security Agreement and such other documents, instruments, and certificates and to take such other actions as they (or any of them) shall deem necessary, desirable or convenient to consummate the transactions contemplated by the Loan and Security Agreement and otherwise to effectuate the intent of these resolutions and containing such terms and conditions as may be acceptable or agreeable to any of said officers, such acceptance and agreement to be conclusively evidenced by any of said officers' execution and delivery thereof;

                  FURTHER RESOLVED, that the Company grant to GBCC a lien upon and/or a security interest in all of the assets of the Company as security for repayment of the loan evidenced by the Loan and Security Agreement any and all extensions for any period, rearrangements or renewals thereof and as security for any and all indebtedness, obligations and liabilities of the Company owing to GBCC, either directly or by assignment;

                  FURTHER RESOLVED, that any of said officers are hereby authorized in the name of and on behalf of the Company to take such further action and to do all things that may appear in the discretion of any of them to be necessary in connection with increases, renewals, extensions for any period, rearrangements, retirements or compromises of the indebtedness, obligations and liabilities of the Company owing to GBCC, either directly or by assignment;

                  FURTHER RESOLVED, that all acts, transactions, or agreements undertaken prior to the adoption of these Resolutions by any of the officers or representatives of the Company in its name and for its account with GBCC in connection with the foregoing matters are hereby ratified, confirmed and adopted by the Company;

                  FURTHER RESOLVED, that the Secretary or Assistant Secretary of the Company is hereby authorized and directed to certify these Resolutions to GBCC; and

                  FURTHER RESOLVED, that GBCC be promptly notified in writing by the Secretary or any other officer of the Company of any change in these Resolutions and until it has actually received such notice in writing, GBCC is authorized to act in pursuance of these Resolutions.

         4. The foregoing resolutions have not been amended, modified or rescinded, and remain in full force and effect on and as of the date hereof.

         5. The following persons are the officers, and are the persons authorized to act on behalf, of the Company pursuant to the foregoing resolutions:

TITLE                               NAME                        SIGNATURE
-----                               ----                        ---------

President                     NORMAN J. HOSKIN            /s/ NORMAN J. HOSKIN

President                     NORMAN J. HOSKIN            /s/ NORMAN J. HOSKIN

President                     NORMAN J. HOSKIN            /s/ NORMAN J. HOSKIN

Vice President of Finance     GEORGE J. OVERMEYER        /s/ GEORGE J. OVERMEYER

Dated as of March 14, 2000.


                                                     By: /s/ [ILLEGIBLE]
                                                         -----------------------
                                                           President


                                                     By: /s/ [ILLEGIBLE]
                                                         -----------------------
                                                           Secretary

                       CERTIFICATE OF CORPORATE RESOLUTION
                            (AQUA CARE SYSTEMS, INC.)

         The undersigned, the President and the Secretary of Aqua Care Systems, Inc. (the "COMPANY"), a Delaware corporation, do hereby certify to Guaranty Business Credit Corporation d/b/a Fidelity Funding ("GBCC") that:

         1. They are the duly elected, qualified and acting President and Secretary of the Company, are familiar with the facts herein certified and are duly authorized to certify such facts and make this certificate.

         2. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly authorized to transact business as a foreign corporation in and is in good standing under the laws of each jurisdiction where the ownership or lease of its properties and assets or the conduct of its business would require such qualification; no changes have been made to the Company's (a) articles or certificate of incorporation since May 7, 1997,or (b) bylaws since June 4, 1997; all franchise and other taxes required to maintain the Company's corporate existence have been paid when due and no such taxes are delinquent; and no proceedings are pending for the forfeiture of the Company's articles or certificate of incorporation or for the Company's dissolution, voluntarily or involuntarily.

         3. The following resolutions were duly adopted by Unanimous Written Consent, dated and effective as of ___________________, 2000, in accordance with all applicable laws and the Company's articles or certificate of incorporation and by-laws:

                  RESOLVED, that the Company guaranty the obligations of ACS Acquisition Corp. to Guaranty Business Credit Corporation d/b/a Fidelity Funding ("GBCC") pursuant to one or more guaranty agreements (collectively, the "GUARANTY"), such Guaranty to be in form and substance satisfactory to the officer or officers of the Company executing and delivering the same;

                  FURTHER RESOLVED, that the Company will derive direct and indirect benefit from making such Guaranty;

                  FURTHER RESOLVED, that each of the president, the treasurer/chief financial officer, the secretary and each vice president of the Company, acting jointly or alone, hereby are authorized to negotiate, execute, deliver and perform the Company's obligations under the Guaranty and such other documents, instruments, and certificates and to take such other actions as they (or any of them) shall deem necessary, desirable or convenient to consummate the transactions contemplated by the Guaranty and otherwise to effectuate the intent of these resolutions and containing such terms and conditions as may be acceptable or agreeable to any of said officers, such acceptance and agreement to be conclusively evidenced by any of said officers' execution and delivery thereof;

                  FURTHER RESOLVED, that any of said officers are hereby authorized in the name of and on behalf of the Company to take such further action and to do all things that may appear in the discretion of any of them to be necessary in connection with increases, renewals, extensions for any period, rearrangements, retirements or compromises of the indebtedness, obligations and liabilities of the Company owing to GBCC, either directly or by assignment;

                  FURTHER RESOLVED, that all acts, transactions, or agreements undertaken prior to the adoption of these Resolutions by any of the officers or representatives of the Company in its name and for its account with GBCC in connection with the foregoing matters are hereby ratified, confirmed and adopted by the Company;

                  FURTHER RESOLVED, that the Secretary or Assistant Secretary of the Company is hereby authorized and directed to certify these Resolutions to GBCC; and

                  FURTHER RESOLVED, that GBCC be promptly notified in writing by the Secretary or any other officer of the Company of any change in these Resolutions and until it has actually received such notice in writing, GBCC is authorized to act in pursuance of these Resolutions.

         4. The foregoing resolutions have not been amended, modified or rescinded, and remain in full force and effect on and as of the date hereof.

         5. The following persons are the officers, and are the persons authorized to act on behalf, of the Company pursuant to the foregoing resolutions:

TITLE                               NAME                        SIGNATURE
-----                               ----                        ---------

President                     NORMAN J. HOSKIN            /s/ NORMAN J. HOSKIN

President                     NORMAN J. HOSKIN            /s/ NORMAN J. HOSKIN

President                     NORMAN J. HOSKIN            /s/ NORMAN J. HOSKIN

Vice President of Finance     GEORGE J. OVERMEYER        /s/ GEORGE J. OVERMEYER

         IN WITNESS WHEREOF, the undersigned have hereunto set the hands for and on behalf of the Company on March _____, 2000.

                                                     By: /s/ [ILLEGIBLE]
                                                        ------------------------
                                                           President


                                                     By: /s/ [ILLEGIBLE]
                                                        ------------------------
                                                           Secretary

                             PERFECTION CERTIFICATE

         Reference is made to the Amended and Restated Loan and Security Agreement (the "AGREEMENT"), dated as of March 14, 2000, between ACS Acquisition Corp., a New York corporation ("COMPANY") and Guaranty Business Credit Corporation d/b/a Fidelity Funding, a Delaware corporation ("GBCC"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. The undersigned, the President and Secretary of Company, hereby certify to GBCC as follows:

         1.       CURRENT LOCATIONS.

         (a) The chief executive office of Company is located at the following address:

                  STREET ADDRESS                     COUNTY/PARISH
                  --------------                     -------------
                  11820 NW 37 Street                 Broward
                  Coral Springs, FL 33065

                  MAILING ADDRESS                    COUNTY/PARISH
                  ---------------                    -------------
                  11820 NW 37 Street                 Broward
                  Coral Springs, FL 33065

         (b) The following are all the locations where Company maintains any books or records relating to any of its Accounts.

                  STREET ADDRESS                     COUNTY/PARISH
                  --------------                     -------------
                  11820 NW 37 Street                 Broward
                  Coral Springs, FL 33065

         (c) The following are all the places of business of Company not identified above: 9542 - Harspan Road, Angola, NY 14006.

         (d) The following are all the locations not identified above where Company maintains any inventory or equipment: See (c) above.

         (e) The following are the names and addresses of all Persons other than Company that have possession of any of Company's inventory or equipment: See (c) above.

         IN WITNESS WHEREOF, we have hereunto set our hands on March 14, 2000.

                                                     ACS ACQUISITION CORP.

                                                     By: /s/ [ILLEGIBLE]
                                                        ------------------------
                                                           President


                                                     By: /s/ [ILLEGIBLE]
                                                        ------------------------
                                                           Secretary

                            NOTICE OF FINAL AGREEMENT

To:      ACS Acquisition Corp.
         11820 N.W. 37th Street
         Coral Springs, Florida  33065
         ("BORROWER")

As of the effective date of this Notice, Borrower and Guaranty Business Credit Corporation, d/b/a Fidelity Funding ("GBCC") have consummated a transaction pursuant to which GBCC has agreed to make a loan or loans to Borrower, to renew and extend an existing loan or loans to Borrower and/or to otherwise extend credit or make financial accommodations to or for the benefit of Borrower, in an aggregate amount up to $5,674,500.00 (collectively, whether one or more, the "LOAN").

In connection with the Loan, Borrower and GBCC and the undersigned guarantors and other obligors, if any (collectively, whether one or more, "OTHER OBLIGORS") have executed and delivered and may hereafter execute and deliver certain agreements, instruments and documents (collectively hereinafter referred to as the "WRITTEN LOAN AGREEMENT").

It is the intention of Borrower, GBCC and Other Obligors that this Notice be incorporated by reference into each of the written agreements, instruments and documents comprising the Written Loan Agreement. Borrower, GBCC and Other Obligors each warrants and represents that the entire agreement made and existing by or among Borrower, GBCC and Other Obligors with respect to the Loan is and shall be contained within the Written Loan Agreement, as amended and supplemented hereby, and that no agreements or promises exist or shall exist by or among, Borrower, GBCC and Other Obligors that are not reflected in the Written Loan Agreement.

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Effective Date:  March 14, 2000.

                                          GUARANTY BUSINESS CREDIT
                                            CORPORATION, D/B/A FIDELITY
                                            FUNDING

                                          By: /s/ MICHAEL D. HADDAD
                                              ----------------------------------
                                              Name: Michael D. Haddad
                                              Title: President

NOTICE OF FINAL AGREEMENT - Page 1

ACKNOWLEDGED AND AGREED:

BORROWER:

ACS ACQUISITION CORP.


By: /s/ NORMAN J. HOSKIN
   ---------------------
Name: Norman J. Hoskin
Title: Pres/CEO


OTHER OBLIGORS:

AQUA CARE SYSTEMS, INC.


By: /s/ NORMAN J. HOSKIN
   ---------------------
Name: Norman J. Hoskin
Title: Pres/CEO


NOTICE OF FINAL AGREEMENT - Page 2

                               STATE OF DELAWARE
                        OFFICE OF THE SECRETARY OF STATE


I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "AQUA CARE SYSTEMS, INC." IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE SEVENTH DAY OF MARCH, A.D. 2000.

AND I DO HEREBY FURTHER CERTIFY THAT THE SAID "AQUA CARE SYSTEMS, INC." WAS INCORPORATED ON THE TWENTY-THIRD DAY OF OCTOBER, A.D. 1990.

AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO DATE.


                                         /s/ EDWARD J. FREEL
                                         ---------------------------------------
                 [SEAL]                  Edward J. Freel, Secretary of State

                                         AUTHENTICATION:   0300549

                                                   DATE:   03-07-00
2244507       8300

001115637

STATE OF NEW YORK      )
                       )  SS:
DEPARTMENT OF STATE    )


I hereby certify, that the Certificate of Incorporation of ACS ACQUISITION CORP. was filed on 05/29/1997, with perpetual duration, and that a diligent examination has been made of the Corporate index for documents filed with this Department for a certificate, order, or record of a dissolution, and upon such examination, no such certificate, order or record has been found, and that so far as indicated by the records of this Department, such corporation is a subsisting corporation.

The Biennial Statement is past due.

                                   * * *

                                   Witness my hand and the official seal
                                   of the Department of State at the City
           [SEAL]                  of Albany, this 06th day of March
                                   two thousand.


                                             [ILLEGIBLE]
                                   ---------------------------------
                                   Special Deputy Secretary of State

200003070114

                          FEDERAL RESEARCH CORPORATION

                                CORPORATE STATUS

DATE OF SEARCH:                3-7-00

JURISDICTION SEARCHED:         FL, Secretary of State

NAME SEARCHED:                 ACS ACQUISITION CORP.

STATUS:                        No record.

Name variations:

ACS CORP.
ACS
ACS AIRCRAFT SERVICES, INC.



    We are not liable for the accuracy of the public record and we accept no liability for its errors and omissions. We also do not accept liability for your choice of delivery service.

--------------------------------------------------------------------------------

            400 SEVENTH STREET, NW, SUITE 101, WASHINGTON, DC 20004
                        202-783-2700 * FAX 202-783-0145
                            WWW.FEDERALRESEARCH.COM

                                 MUTUAL RELEASE

         This Mutual Release (this "RELEASE"), dated as of March _____, 2000, is among Flowserve Corporation (formerly known as Durco International, Inc.; "FLOWSERVE"), Aqua Care Systems, Inc. ("AQUA CARE"), ACS Acquisition Corp. ("ACS"), and Guaranty Business Credit Corporation, doing business as Fidelity Funding (as assignee of Fidelity Funding, Inc. ("FFI") and Fidelity Funding of California, Inc. ("FFC"), "GBCC").

                                   BACKGROUND

         A. ACS and Flowserve entered into that certain Asset Purchase Agreement, dated June 4, 1997 (the "PURCHASE AGREEMENT"). Certain obligations under the Purchase Agreement were evidenced by a Note, dated June 4, 1997, executed by ACS, payable to the order of Flowserve, in the original principal amount of $2,441,397 (the "NOTE"). Obligations under the Note were secured by
(i) a Mortgage, dated June 4, 1997, between ACS and Flowserve (the "MORTGAGE") and (ii) a Security Agreement, dated June 4, 1997, between Flowserve and ACS (the "SECURITY AGREEMENT") and are guaranteed pursuant to a Guaranty Agreement, dated June 4, 1997, from Aqua Care for the benefit of Flowserve (the "GUARANTY").

         B. FFI and FFC provided financing to ACS to finance a portion of the purchase price under the Purchase Agreement.

         C. (i) Flowserve executed that certain Lender Indemnification, dated June 4, 1997, for the benefit of FFI and FFC; (ii) FFI, ACS, and Flowserve executed that certain Subordination Agreement, dated June 4, 1997; (iii) FFC, ACS, and Flowserve executed two Subordination Agreements, dated June 4, 1997;
(iv) FFI, Aqua Care, and Flowserve executed that certain Subordination Agreement, dated June 4, 1997; (v) FFC, Aqua Care, and Flowserve executed two Subordination Agreements, dated June 4, 1997; and (vi) FFI, Flowserve, ACS, and Aqua Care executed that certain Subordination of Mortgage and Standstill Agreement, dated June 4, 1997, recorded on June 6, 1997, in Liber 10917 of Deeds at Page 1487 (collectively, the "SUBORDINATION AGREEMENTS").

         D. The agreements executed in respect of the financing by FFI and FFC and the Subordination Agreements have been assigned by each of FFI and FFC to GBCC.

         E. ACS desires to repay the obligations evidenced by the Note and the parties desire to give the releases described herein.

                                    AGREEMENT

         Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. RELEASES BY FLOWSERVE OF ACS AND AQUA CARE. Flowserve hereby releases each of ACS and Aqua Care and their respective officers, directors, shareholders, affiliates, and employees from any and all claims, suits, damages, costs, or liabilities of any nature arising in whole or in part under or in connection with the Purchase Agreement, the Note, the Security

Mutual Release - Page 1 of 4

Agreement, the Mortgage, the Guaranty, or the transactions contemplated thereby, including, without limitation, any such claims, suits, damages, cost or liabilities arising out of or relating to a claim of breach of contract, fraud, lender liability or misconduct, breach of fiduciary duty, usury, unfair bargaining position, unconscionably, violation of law, negligence, error or omission in accounting or calculations, misappropriation of funds, tortious conduct or reckless or willful misconduct, whether known or unknown, provided that certain warrants to the common stock of Aqua Care granted to Flowserve under the Purchase Agreement shall be unaffected by and shall survive this Release.

         2. RELEASE BY ACS AND AQUA CARE OF FLOWSERVE. Each of ACS and Aqua Care hereby releases Flowserve and its officers, directors, shareholders, affiliates, and employees from any and all claims, suits, damages, costs, or liabilities of any nature arising in whole or in part under or in connection with the Purchase Agreement, the Note, the Security Agreement, the Mortgage, the Guaranty, or the transactions contemplated thereby, including, without limitation, any such claims, suits, damages, cost or liabilities arising out of or relating to a claim of breach of contract, fraud, lender liability or misconduct, breach of fiduciary duty, usury, unfair bargaining position, unconscionably, violation of law, negligence, error or omission in accounting or calculations, misappropriation of funds, tortious conduct or reckless or willful misconduct, whether known or unknown.

         3. RELEASE BY FLOWSERVE OF GBCC, ET AL. Flowserve hereby releases each of GBCC, FFI, and FFC and their respective officers, directors, shareholders, affiliates, and employees from any and all claims, suits, damages, costs, or liabilities of any nature arising in whole or in part under or in connection with the Purchase Agreement, the Note, the Security Agreement, the Mortgage, the Guaranty, the Subordination Agreements, or the transactions contemplated thereby, including, without limitation, any such claims, suits, damages, cost or liabilities arising out of or relating to a claim of breach of contract, fraud, lender liability or misconduct, breach of fiduciary duty, usury, unfair bargaining position, unconscionably, violation of law, negligence, error or omission in accounting or calculations, misappropriation of funds, tortious conduct or reckless or willful misconduct, whether known or unknown. Flowserve waives all rights which it may have under the provisions of Section 1542 of the Civil Code of the State of California, which section reads as follows:

         A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

         4. RELEASE BY GBCC OF FLOWSERVE AND CONSENT OF GBCC. GBCC hereby releases Flowserve from any and all obligations under the Subordination Agreements and consents to the prepayment of the obligations of ACS to Flowserve, which otherwise would be in contravention of the provisions of the Subordination Agreements. GBCC waives all rights which it may have under the provisions of Section 1542 of the Civil Code of the State of California, which section reads as follows:

         A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

Mutual Release - Page 2 of 4

         5. EFFECTIVENESS. This Release shall be effective upon payment by or on behalf of ACS to or on behalf of Flowserve of $1,000,000.00.

         6. REPRESENTATIONS AND WARRANTIES OF FLOWSERVE. Flowserve hereby represents and warrants to the other parties hereto that (a) it is legally authorized to enter into this Release, (b) it has duly executed and delivered the Release, and (c) it is the owner of and has not assigned to any other person or entity any of the Purchase Agreement, the Note, the Security Agreement, the Mortgage, the Guaranty, the Subordination Agreements, or any claims which have arisen or may arise in respect of any of such documents or any of the transactions contemplated thereby.

         7. REPRESENTATIONS AND WARRANTIES OF ACS. ACS hereby represents and warrants to the other parties hereto that (a) it is legally authorized to enter into this Release, (b) it has duly executed and delivered the Release, and (c) it is the owner of and has not assigned to any other person or entity any claims which have arisen or may arise in respect of any of the Purchase Agreement, the Note, the Security Agreement, the Mortgage, or any of the transactions contemplated thereby.

         8. REPRESENTATIONS AND WARRANTIES OF AQUA CARE. Aqua Care hereby represents and warrants to the other parties hereto that (a) it is legally authorized to enter into this Release, (b) it has duly executed and delivered the Release, and (c) it is the owner of and has not assigned to any other person or entity any claims which have arisen or may arise in respect of any of the Purchase Agreement, the Note, the Security Agreement, the Mortgage, or any of the transactions contemplated thereby.

         9. REPRESENTATIONS AND WARRANTIES OF GBCC. GBCC hereby represents and warrants to the other parties hereto that (a) it is legally authorized to enter into this Release, (b) it has duly executed and delivered the Release, and (c) it is the owner of and has not assigned to any other person or entity any of the Subordination Agreements, or any claims which have arisen or may arise in respect of any of such documents or any of the transactions contemplated thereby.

         10. SUCCESSORS AND ASSIGNS. This Release shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         11. GOVERNING LAW; VENUE. This Release shall be governed by and construed and enforced in accordance with the laws of the State of Texas, without reference to the rules thereof relating to conflicts of law. Each of ACS, Aqua Care, Flowserve, and GBCC hereby irrevocably submits itself to the jurisdiction of the state and federal courts located in Dallas County, Texas, and agrees and consents that service of process may be made upon it in any legal proceeding relating to this Release or any other relationship among the parties hereto by any means allowed under state or federal law. Any legal proceeding arising out of or in any way related to this Release shall be brought and litigated exclusively in any of the state or federal courts located in Dallas County, Texas, having jurisdiction. The parties hereto hereby waive and agree not to assert, by way of motion, as a defense, or otherwise, that any such proceeding is brought in an inconvenient forum or that the venue thereof is improper.

         12. NO AMENDMENTS. No modification or amendment of or supplement to this Release shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

Mutual Release - Page 3 of 4

Executed as of the date first written above.

                                      FLOWSERVE CORPORATION

                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:


                                      ACS ACQUISITION CORP.

                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      AQUA CARE SYSTEMS, INC.

                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      GUARANTY BUSINESS CREDIT
                                      CORPORATION, DOING BUSINESS AS
                                      FIDELITY FUNDING

                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:


Mutual Release - Page 4 of 4